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                                                                   Exhibit 10.49


                        FEDERATED DEPARTMENT STORES, INC.

                            CASH ACCOUNT PENSION PLAN

            (As amended and restated effective as of January 1, 1997)





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                        FEDERATED DEPARTMENT STORES, INC.
                            CASH ACCOUNT PENSION PLAN
            (As amended and restated effective as of January 1, 1997)


         Federated Department Stores, Inc. adopted, effective as of January 1, 1984, the Retirement Income Plan. The said plan was subsequently renamed the Federated Department Stores, Inc. Pension Plan and amended and restated. As of January 1, 1997, Federated Department Stores, Inc. is again renaming such plan, this time as the Federated Department Stores, Inc. Cash Account Pension Plan, and amending and restating such plan in accordance with the provisions set forth below. The provisions of this amended and restated plan will, except as otherwise is herein expressly provided below, apply only to employees whose service terminates on or after the effective date of this amended and restated plan. The rights and benefits, if any, of a former employee will, except as otherwise is required by law, be determined in accordance with the prior provisions of this plan in effect on the date his or her employment terminated.




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                                TABLE OF CONTENTS

                                                                                                  PAGE
                                                                                                  ----

SECTION 1     GENERAL DEFINITIONS..................................................................1-1
     1.1      Accrued Benefit......................................................................1-1
     1.2      Active Participant...................................................................1-1
     1.3      Actuary..............................................................................1-1
     1.4      Affiliated Employer..................................................................1-1
     1.5      Annuity..............................................................................1-2
     1.6      Board................................................................................1-2
     1.7      Cash Balance Account.................................................................1-2
     1.8      Code.................................................................................1-2
     1.9      Committee............................................................................1-2
     1.10     Compensation.........................................................................1-2
     1.11     Effective Amendment Date.............................................................1-3
     1.12     Employee.............................................................................1-3
     1.13     Employer.............................................................................1-4
     1.14     ERISA................................................................................1-5
     1.15     Federated............................................................................1-5
     1.16     Former Highly Compensated Employee...................................................1-5
     1.17     Highly Compensated Employee..........................................................1-5
     1.18     Leased Employee......................................................................1-6
     1.19     Leave of Absence.....................................................................1-6
     1.20     Normal Retirement Age................................................................1-6
     1.21     Normal Retirement Date...............................................................1-6
     1.22     Participant..........................................................................1-6
     1.23     Plan.................................................................................1-7
     1.24     Plan Administrator...................................................................1-7
     1.25     Plan Year............................................................................1-7
     1.26     Qualified Joint and Survivor Annuity.................................................1-7
     1.27     Required Commencement Date...........................................................1-7
     1.28     Retired Participant..................................................................1-8
     1.29     Single Life Annuity..................................................................1-8
     1.30     Social Security Retirement Age.......................................................1-8
     1.31     Spouse...............................................................................1-9
     1.32     Trust................................................................................1-9
     1.33     Trustee..............................................................................1-9
     1.34     Trust Fund...........................................................................1-9

SECTION 2     SERVICE DEFINITIONS AND RULES........................................................2-1
     2.1      Service Definitions..................................................................2-1
     2.2      Special Credited Employment..........................................................2-3
     2.3      Affiliated Employment................................................................2-4


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
SECTION 3     ELIGIBILITY AND PARTICIPATION........................................................3-1
     3.1      Eligibility for Participation........................................................3-1
     3.2      Entry Date...........................................................................3-1
     3.3      Duration of Participation............................................................3-1
     3.4      Reinstatement of Participation.......................................................3-1

SECTION 4     CASH BALANCE ACCOUNT.................................................................4-1
     4.1      General Rules for Cash Balance Account...............................................4-1
     4.2      Initial Balance Amounts..............................................................4-1
     4.3      Pay Credit Amounts...................................................................4-1
     4.4      Interest Credit Amounts..............................................................4-2
     4.5      Reduction of Cash Balance Account....................................................4-2

SECTION 5     RETIREMENT BENEFITS..................................................................5-1
     5.1      Normal Retirement....................................................................5-1
     5.2      Late Retirement......................................................................5-1
     5.3      Disability Retirement................................................................5-1
     5.4      Vested Retirement....................................................................5-2
     5.5      Premature Benefit Payments...........................................................5-3
     5.6      Late Benefit Election................................................................5-3
     5.7      Required Commencement of Benefits Under Section 401(a)(14) of Code...................5-4
     5.8      Other Cessation of Employment........................................................5-4

SECTION 6     FORM OF RETIREMENT BENEFITS..........................................................6-1
     6.1      Normal Form of Benefit...............................................................6-1
     6.2      Election Out Of Normal Form and Of Optional Form.....................................6-1
     6.3      Optional Benefit Forms...............................................................6-3
     6.4      Automatic Lump Sum Payment...........................................................6-6
     6.5      Minimum Benefits.....................................................................6-6
     6.6      Effect on Retirement Benefit of Reemployment Prior to Required
               Commencement Date...................................................................6-7
     6.7      Additional Accruals After Required Commencement Date................................6-10

SECTION 7     PRE-PENSION DEATH BENEFITS...........................................................7-1
     7.1      Eligibility for Pre-Pension Death Benefit............................................7-1
     7.2      Beneficiary..........................................................................7-1
     7.3      Rules as to Pre-Pension Death Benefit if Beneficiary is Participant's
               Spouse..............................................................................7-1
     7.4      Rules as to Pre-Pension Death Benefit if Beneficiary is Not Participant's
               Spouse..............................................................................7-3



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
SECTION 8     MAXIMUM RETIREMENT BENEFIT LIMITATIONS...............................................8-1
     8.1      Maximum Plan Benefit -- Separate Limitation as to This Plan..........................8-1
     8.2      Maximum Plan Benefit -- Combined Limitation for This Plan and Other
               Defined Contribution Plans..........................................................8-4
     8.3      Restrictions on Benefits Payable to Certain Highly Compensated
               Participants........................................................................8-7

SECTION 9     ADDITIONAL RETIREMENT AND DEATH BENEFIT
               PROVISIONS..........................................................................9-1
     9.1      Incompetency.........................................................................9-1
     9.2      Commercial Annuity Contracts and Other Administrative Adjustments of
               Benefits............................................................................9-1
     9.3      Timing of Benefit Distributions......................................................9-1
     9.4      Nonalienation of Benefits............................................................9-2
     9.5      Actuarial Assumptions................................................................9-2
     9.6      Applicable Benefit Provisions........................................................9-3
     9.7      Coverage of Pre-Effective Amendment Date Participants................................9-4
     9.8      Forfeitures..........................................................................9-5
     9.9      Direct Rollover Distributions........................................................9-5

SECTION 10    TRUST FUND..........................................................................10-1
     10.1     Contributions.......................................................................10-1
     10.2     Prohibition Against Reversion.......................................................10-1
     10.3     Investment of Trust Fund............................................................10-1

SECTION 11    NAMED FIDUCIARIES...................................................................11-1

SECTION 12    ADMINISTRATIVE AND INVESTMENT COMMITTEE.............................................12-1
     12.1     Appointment of Committee............................................................12-1
     12.2     General Powers of Committee.........................................................12-1
     12.3     Records of Plan.....................................................................12-2
     12.4     Actions of Committee................................................................12-2
     12.5     Compensation of Committee and Payment of Plan Administrative and
               Investment Charges.................................................................12-2
     12.6     Limits on Liability.................................................................12-3
     12.7     Claims Procedure....................................................................12-3
     12.8     Limits on Duties....................................................................12-5
     12.9     Appointment of Investment Manager...................................................12-5

SECTION 13    TERMINATION OR AMENDMENT............................................................13-1
     13.1     Right and Procedure to Terminate....................................................13-1
     13.2     Full Vesting Upon Termination.......................................................13-1
     13.3     Allocation of Assets on Termination.................................................13-1
     13.4     Amendment of Plan...................................................................13-3

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
SECTION 14    TOP HEAVY PROVISIONS................................................................14-1
     14.1     Determination of Whether Plan Is Top Heavy..........................................14-1
     14.2     Effect of Top Heavy Status on Entitlement to Retirement Benefit.....................14-5
     14.3     Effect of Top Heavy Status on Benefit Amounts.......................................14-5
     14.4     Effect of Top Heavy Status on Combined Maximum Plan Limits..........................14-6

SECTION 15    SPECIAL MINIMUM BENEFITS FOR CERTAIN
               COLLECTIVELY BARGAINED MACY'S EMPLOYEES............................................15-1
     15.1     General Rules for Minimum Benefits..................................................15-1
     15.2     Special Disability Retirement Benefit for Certain Participants......................15-7

SECTION 16    MISCELLANEOUS.......................................................................16-1
     16.1     Trust...............................................................................16-1
     16.2     Mergers, Consolidations, and Transfers of Assets....................................16-1
     16.3     Benefits and Service for Military Service...........................................16-2
     16.4     Authority to Act for Federated or Other Employer....................................16-2
     16.5     Relationship of Plan to Employment Rights...........................................16-2
     16.6     Applicable Law......................................................................16-2
     16.7     Agent for Service of Process........................................................16-2
     16.8     Reporting and Disclosure............................................................16-2
     16.9     Special Benefit Payment Rules for Certain Collectively Bargained
               Employees..........................................................................16-2
     16.10    Separability of Provisions..........................................................16-3
     16.11    Counterparts........................................................................16-3
     16.12    Headings............................................................................16-3
     16.13    Construction........................................................................16-3
     16.14    Employment Rule.....................................................................16-3
     16.15    Schedules and Exhibits..............................................................16-4

SIGNATURE PAGE........................................................................Signature Page-1

SCHEDULE A       ACTUARIAL ASSUMPTIONS....................................................Schedule A-1

SCHEDULE B       MINIMUM BENEFIT SCHEDULES................................................Schedule B-1



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                        FEDERATED DEPARTMENT STORES, INC.
                            CASH ACCOUNT PENSION PLAN
            (As amended and restated effective as of January 1, 1997)


                                    SECTION 1
                                    ---------

                               GENERAL DEFINITIONS
                               -------------------


         As used in this Plan (and any Schedules attached hereto), the following general terms shall have the meanings indicated below unless it is clear from the context that another meaning is intended:

         1.1 ACCRUED BENEFIT - means, as of any specified date: (1) with respect to a Participant who either has retired from or terminated employment with the Employer or has started to receive a retirement benefit under the Plan, the retirement benefit (or, if such benefit has already begun being paid as of such specified date, the remaining portion of the retirement benefit) which the Participant is then entitled under the Plan; (2) with respect to a Participant who is still employed by the Employer and has not started to receive a retirement benefit under the Plan, the retirement benefit to which the Participant would be entitled under the Plan if it was determined as of the specified date and if all Plan provisions which require the completion of a certain number of years of Vesting Service or the attainment of any age while an Employee in order to be entitled to a retirement benefit were disregarded; and
(3) with respect to a deceased Participant's Spouse or other beneficiary who as of the subject date is entitled to a death benefit under the Plan or has started to receive a death benefit under the Plan, the death benefit (or, if such benefit has already begun being paid as of the subject date, the remaining portion of the death benefit) to which the Spouse or other beneficiary is then entitled under the Plan.

         1.2 ACTIVE PARTICIPANT - means, at any relevant time, a person who at such relevant time is a Participant in the Plan other than as a Retired Participant.

         1.3 ACTUARY - means an independent actuary, selected by Federated, who is a Fellow of the Society of Actuaries and an enrolled actuary under ERISA or which is a firm at least one of whose members is such an individual.

         1.4 AFFILIATED EMPLOYER - means each corporation which is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code as modified when applicable by Section 415(h) of the Code) of which the Employer is a member, each trade or business which is under common control (within the meaning of Section 414(c) of the Code as modified when applicable by Section 415(h) of the Code) with the Employer, each member of an affiliated service group (within the meaning of Section 414(m) of the Code) which includes the Employer, and each other entity required to be aggregated with the Employer under

                                       1-1

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Section 414(o) of the Code; except that any corporation or trade or business which is considered a part of the Employer as defined in Section 1.13 below shall not also be considered an Affiliated Employer hereunder.

         1.5 ANNUITY - means a form of benefit without life insurance which provides for equal payments at regular installments over more than a one-year period.

         1.6 BOARD - means the Board of Directors of Federated.

         1.7 CASH BALANCE ACCOUNT - means, with respect to any Participant, the bookkeeping account established with respect to the Participant under Section 4 below.

         1.8 CODE - means the Internal Revenue Code of 1986 and the sections thereof, as such law and sections exist as of the Effective Amendment Date or may thereafter be amended or renumbered.

         1.9 COMMITTEE - means the committee appointed by Federated to serve as the administrative and investment committee described in Section 12 below. Federated may appoint the same committee to perform the duties and responsibilities of the committee under this Plan and the committee under any other tax-qualified retirement or savings plan maintained by the Employer or any Affiliated Employer.

         1.10 COMPENSATION - means, with respect to an Employee and for any period, the amount determined as follows:

                  (a) Subject to paragraphs (b), (c), and (d) below, the Employee's "Compensation" for any period shall mean his or her wages (within the meaning of Section 3401(a) of the Code) and all other compensation paid to the Employee by the Employer for his or her period of service as an Employee and for which the Employer is required to furnish the Employee a written statement under
Section 6051(a)(3) of the Code (E.G., compensation reported in Box 1 on a Form W-2). Such Compensation shall be determined without regard to any rules under
Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed. In addition, the Employee's Compensation shall not be aggregated for Plan purposes with the Compensation of any other Employee, including any other Employee who is a family member of the subject Employee.

                  (b) Notwithstanding the foregoing, the following types of irregular or additional compensation shall not be included in the "Compensation" of an Employee for any period by reason of the provisions of paragraph (a) above: director's fees; contributions made to or payments received from a plan of deferred compensation; amounts realized from or recognized by reason of a restricted stock award; amounts realized from or recognized by reason of stock appreciation rights; amounts realized from or recognized by reason of the exercise of a stock option or the disposition of stock acquired under a stock option; long-term cash bonuses based on meeting performance goals which are measured over more than a one year period;

                                       1-2

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moving expense reimbursements or payments made to cover mortgage interest differentials resulting from a move; merchandise or savings bond awards; reimbursements for tuition or educational expenses; cost of living allowances; amounts resulting from a forgiveness of a loan; retention bonuses or severance pay paid by reason of or approved by an order of a court; amounts which represent a sign-on bonus for agreeing to be employed by the Employer; sick pay or disability payments made under a third-party payor arrangement; any imputed income or the like arising under welfare or other fringe benefit plans or programs (including but not limited to group term life insurance, use of employer cars, financial counseling, and employee discounts); any payments made to cover any personal income taxes resulting from the imputing of income by reason of welfare or other fringe benefits; and lump sum severance payments or lump sum payments in settlement of disputes involving termination of employment which are not otherwise described in this paragraph (b).

                  (c) In addition to the amounts included in the Employee's "Compensation" for any period under paragraph (a) and paragraph (b) above, and notwithstanding the provisions of such paragraphs, the Employee's "Compensation" for any period shall also include (1) any amounts contributed to a plan qualified under Section 401(a) of the Code and maintained by the Employer which were subject to a cash or deferred election of the Employee made under and pursuant to Section 401(k) of the Code and which are not includable in the Employee's income for such period by reason of Section 402(e)(3) of the Code and
(2) any amounts treated as employer contributions to a cafeteria plan maintained by the Employer by reason of an election of the Employee made under and pursuant to Section 125 of the Code and which are not includable in the Employee's income for such period by reason of Section 125 of the Code.

                  (d) Finally, notwithstanding any of the provisions of the foregoing paragraphs of this Section 1.10, in determining benefit accruals in any Plan Years beginning on or after the Effective Amendment Date, the "Compensation" of the Employee which is taken into account for any Plan Year under the Plan shall not exceed $150,000 (or any higher amount to which this figure is adjusted under Section 401(a)(17) of the Code by the Secretary of the Treasury or his or her delegate for the calendar year in which such Plan Year begins).

         1.11 EFFECTIVE AMENDMENT DATE - means the effective date of this amendment and restatement of the Plan, which is January 1, 1997.

         1.12 EMPLOYEE - is used herein only to refer to an individual who is eligible to be a Participant in the Plan if and after he or she meets all of the participation requirements set forth in Section 3 below (including certain minimum age and minimum service requirements set forth in Section 3 below) and means an individual who qualifies as an "Employee" under the following provisions:

                  (a) Subject to the other provisions of this Section 1.12, an "Employee" means, at any point in time, an individual who is a common law employee of the Employer and who is classified as an employee by the Employer for payroll payment and withholding purposes at such time.

                                       1-3

                  (b) Notwithstanding the foregoing, none of the following individuals shall be considered an "Employee" for purposes of the Plan: (1) a director of the Employer who is not employed by the Employer in any other capacity; (2) except where Federated has otherwise agreed, any person who is employed in a leased department in a store operated by the Employer; (3) any person who is stationed outside the United States from the time he or she first comes employed by the Employer or who receives his or her Compensation in foreign currency; (4) any person whose compensation consists solely of a retainer or fee; or (5) any person who is represented by a collective bargaining unit unless a collective bargaining agreement between the authorized representatives of such collective bargaining unit and the Employer approves such person's eligibility to participate in plans both (x) which are qualified as tax-favored plans under Section 401(a) of the Code and (y) the sponsor (as such term is defined in ERISA) of which is the Employer.

                  (c) Also, subject to the following provisions of this paragraph (c) but notwithstanding the foregoing, unless included in the Plan by action of the Board or pursuant to an applicable collective bargaining agreement, an "Employee" for purposes of the Plan shall not include any person who is a participant, eligible for participation, or in the process of qualifying for participation in any other defined benefit pension plan (within the meaning of Section 414(j) of the Code) which qualifies under Section 401(a) of the Code and the cost of which is borne, in whole or in part, by the Employer or any Affiliated Employer. However, a person who otherwise qualifies as an "Employee" under the other provisions of this Section 1.12 shall not be considered other than as an "Employee" merely because of his or her participation in another defined benefit pension plan if such participation relates solely to employment which preceded the date on which he or she would otherwise become a Participant under the Plan and the person's benefits under such other plan relate solely to such past service.

                  (d) Further, when any corporation which is part of the Employer at any point in time later loses its status as being part of the Employer (because it no longer is part of a controlled group of corporations which includes Federated or because of any other reason), all persons who are considered "Employees" under this Plan by reason of their employment by such corporation immediately prior to such corporation losing its status as part of the Employer shall no longer be considered "Employees" under this Plan upon such corporation's loss of Employer status.

                  (e) In addition, any Leased Employee shall be considered an "Employee" for purposes of this Plan only if both he or she is a Leased Employee of the Employer and Federated has agreed to his or her being considered an Employee for purposes of this Plan.

         1.13 EMPLOYER - means each and every corporation which is a member of the controlled group of corporations (within the meaning of Section 414(b) of the Code) which includes Federated. Except where the context otherwise is clear, any reference to the Employer in this Plan shall be deemed to be referring collectively to all of the corporations which comprise the Employer.


                                       1-4

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         1.14 ERISA - means the Employee Retirement Income Security Act of 1974 and the sections thereof, as such law and sections exist as of the Effective Amendment Date or may thereafter be amended or renumbered.

         1.15 FEDERATED - means Federated Department Stores, Inc., or any corporate successor thereto. Federated is the sponsor of this Plan.

         1.16 FORMER HIGHLY COMPENSATED EMPLOYEE - means, with respect to any Plan Year (for purposes of this Section 1.16, the "subject Plan Year"), any person (1) who is a former Employee at the start of the subject Plan Year (or who, while an Employee at the start of such year, performs no services for the Employer during such year by reason of being on a Leave of Absence or for some other reason), (2) who had a separation year prior to the subject Plan Year, and
(3) who was a highly compensated employee (within the meaning of Section 414(q) of the Code) for the person's separation year or any other Plan Year which ended on or after the person's 55th birthday. Except as otherwise provided herein, a person's separation year refers to the Plan Year in which the person terminated employment with the Employer. For purposes of this rule, an Employee who performs no services for the Employer during the subject Plan Year shall be treated as having terminated employment with the Employer in the Plan Year in which such Employee last performed services for the Employer. In addition, if an Employee in any Plan Year (for purposes of this Section 1.16, the "earlier Plan Year"), prior to the first Plan Year which ends on or after his or her attainment of age 55, receives Compensation in an amount less than 50% of the Employee's average annual amount of Compensation for the period of the three consecutive calendar years which both end prior to the earlier Plan Year and produce the greatest amount of Compensation (or the entire period of his or her service with the Employer, if it is or was less than three consecutive calendar years prior to the earlier Plan Year), and if such Employee after such earlier Plan Year never has his or her Compensation increase to be in excess of 50% of such average annual amount of Compensation, then such Employee's separation year shall, once he or she finally does terminate employment (or is finally treated as having terminated employment) with the Employer, have his or her separation year be deemed to be the earlier Plan Year.

         1.17 HIGHLY COMPENSATED EMPLOYEE - means, with respect to any Plan Year (for purposes of this Section 1.17, the "subject Plan Year"), any person who is a highly compensated employee (within the meaning of Section 414(q) of the Code) for the subject Plan Year. Under the provisions of Code Section 414(q) as in effect on the Effective Amendment Date, subject to any subsequent changes to such Code Section, a person shall be considered as a highly compensated employee for the subject Plan Year if he or she is an Employee during at least part of such Plan Year and (1) was at any time a 5% owner (as defined in Section 416(i)(1) of the Code) of the Employer or any Affiliated Employer during the subject Plan Year or the immediately preceding Plan Year (for purposes of this Section 1.17, the "look-back Plan Year") or (2) received Compensation in excess of $80,000 in the look-back Plan Year. The $80,000 amount set forth above shall be adjusted for each Plan Year beginning after the Effective Amendment Date in accordance with the adjustment to such amount made by the Secretary of the Treasury or his or her delegate under Section 414(q)(1) of the Code.

                                       1-5

         1.18 LEASED EMPLOYEE - means any person who is a leased employee (within the meaning of Section 414(n) of the Code) of the Employer or an Affiliated Employer. Under Code Section 414(n), subject to any subsequent changes to such Code Section, a leased employee is an individual who provides services to a recipient, in a capacity other than as a common law employee of the recipient, in accordance with each of the following three requirements: (1) the services are provided pursuant to an agreement between the recipient and one or more leasing organizations; (2) the individual has performed such services for the recipient on a substantially full-time basis for a period of at least one year; and (3) such services are performed under the primary direction or control by the recipient. The determination of who is a Leased Employee shall be consistent with any regulations issued under Section 414(n) of the Code.

         1.19 LEAVE OF ABSENCE - means, with respect to an Employee, any period of the Employee's absence from service with the Employer which does not constitute a quit, retirement, or discharge under any uniform and nondiscriminatory personnel policy of the Employer which applies to the class of Employees to which such Employee belongs. For this purpose, if for any period the Employee continues to be paid his or her regular salary or wages and to perform any services required of him or her by the Employer, he or she is not considered absent from service (and is not on a Leave of Absence) for such period. A Leave of Absence shall in any event include any absence of the Employee from service for maternity or paternity reasons. An absence for "maternity or paternity reasons" means an absence (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (4) for purposes of caring for such child for a period immediately following such birth or placement. An Employee shall be treated as still being an Employee for purposes of the Plan while on a Leave of Absence, but he or she shall be treated as having terminated his or her employment with the Employer as an Employee at the end of such Leave of Absence unless at such time he or she returns to service with the Employer or is granted by the Employer an extension of the approved leave of absence period.

         1.20 NORMAL RETIREMENT AGE - means, with respect to any Participant, the later of: (1) the date the Participant first reaches age 65; or (2) the fifth annual anniversary of the date the Participant first becomes a Participant in the Plan. A Participant shall be fully vested in his or her Accrued Benefit if, while an Employee, he or she attains the date which would be his or her Normal Retirement Age under this Section 1.20.

         1.21 NORMAL RETIREMENT DATE - means, with respect to any Participant, the first day of the first month which begins on or after the date on which the Participant first attains his or her Normal Retirement Age.

         1.22 PARTICIPANT - means, at any relevant time, any person who at such time either is accruing benefits under the Plan or still has accrued benefits held under the Plan. The provisions of Section 3 below determine when a person is a Participant on or after the Effective Amendment Date, and the provisions of the Plan which were in effect prior to the Effective Amendment Date shall determine when a person was a Participant prior to such date.

                                       1-6

         1.23 PLAN - means the Federated Department Stores, Inc. Pension Plan, as currently set forth in this document and as may be amended hereinafter. In addition, any reference to the "Plan" contained in this document also refers to all defined benefit pension plans which preceded and were continued by this current version of the Plan or any such other preceding plan, and any defined benefit pension plans which are or were merged into or have or had assets and liabilities directly transferred to this Plan as currently constituted or any of such other preceding plans, with all such other preceding and merged or transferred plans being referred to herein as the "Prior Plans." If the provisions of this document refer to or require the determination of the amount of any retirement benefits that would apply under any Prior Plan had such Prior Plan continued in effect after the Effective Amendment Date, or the amount of any retirement benefit that would apply under any Prior Plan if such benefit were determined immediately prior to the Effective Amendment Date, the provisions of the Prior Plan shall be used to make such determination. The provisions of the Prior Plans are hereby incorporated by reference in this document to the extent necessary to make any such determination. In this regard, the Prior Plans include, but are not limited to, the Federated Department Stores, Inc. Pension Plan as in effect prior to the Effective Amendment Date (for purposes of this Section 1.23, the "prior Federated Pension Plan"), the Allied Stores Corporation Retirement Benefit Plan (which was merged into the prior Federated Pension Plan as of December 31, 1995), the Pension Plan for Employees of Broadway Stores Inc. (which was merged into the prior Federated Pension Plan as of January 31, 1996), the R.H. Macy & Co., Inc. Pension Plan (which was merged into the prior Federated Pension Plan as of December 31, 1996), the Supplemental Pension Plan for Hourly Employees of The Emporium (which was merged into the prior Federated Pension Plan as of December 31, 1996), and the Amended and Restated Joseph Horne Co., Inc. Pension Plan (which was merged into the prior Federated Pension Plan as of December 31, 1996).

         1.24 PLAN ADMINISTRATOR - means Federated.

         1.25 PLAN YEAR - means the calendar year.

         1.26 QUALIFIED JOINT AND SURVIVOR ANNUITY - means the form of Annuity described in Section 6.1.2(b) below.

         1.27 REQUIRED COMMENCEMENT DATE - means, with respect to any Participant, a date determined by the Committee for administrative reasons to be the date on which the Participant's nonforfeitable retirement benefit (if any such benefit would then exist and not yet have begun) is to commence in order to meet the requirements of Section 401(a)(9) of the Code as such requirements are in effect in the first calendar year that the Participant reaches an age which requires the commencement of the Participant's nonforfeitable retirement benefit under such Code Section in such calendar year or the immediately following calendar year. Such date shall be a first day of a month and, for any Participant who has not in a calendar year ending prior to the Effective Amendment Date reached an age which required the commencement of the Participant's nonforfeitable retirement benefit in such calendar year or the immediately following calendar year, and subject to any subsequent changes to Code Section 401(a)(9), shall be in accordance with the following parameters:

                                       1-7

                  (a) For a Participant who is not a 5% owner of the Employer, his or her Required Commencement Date must be no later than, and no earlier than seven months prior to, the April 1 of the calendar year next following the later of: (1) the calendar year in which he or she attains age 70-1/2; or (2) the calendar year in which he or she terminates employment with the Employer.

                  (b) For a Participant who is a 5% owner of the Employer, his or her Required Commencement Date must be no later than, and no earlier than seven months prior to, the April 1 of the calendar year next following the later of: (1) the calendar year in which he or she attains age 70-1/2; or (2) the earlier of the calendar year with or within which ends the Plan Year in which he or she becomes a 5% owner of the Employer or the calendar year in which he or she terminates employment with the Employer.

                  (c) A Participant is deemed to be a 5% owner of the Employer for purposes hereof if he or she is a 5% owner of the Employer (as determined under Section 416(i)(1)(B) of the Code) at any time during the Plan Year ending with or within the calendar year in which he or she attains age 66-1/2 or any subsequent Plan Year. Once a Participant meets this criteria, he or she shall be deemed a 5% owner of the Employer even if he or she ceases to own 5% of the Employer in a later Plan Year.

                  (d) Notwithstanding the foregoing, if a Participant first earns a nonforfeitable retirement benefit under the Plan after the latest date which could otherwise be his or her Required Commencement Date under the foregoing paragraphs of this Section 1.27, then his or her Required Commencement Date shall not be subject to such foregoing paragraphs but rather must be a date within the calendar year next following the calendar year in which he or she first earns a nonforfeitable retirement benefit under this Plan.

         1.28 RETIRED PARTICIPANT - means, as of any relevant time, a Participant who has previously ceased employment with the Employer when eligible for a retirement benefit under the other provisions of the Plan, who is still receiving or remains eligible for the payment of his or her benefit under this Plan, and who has not again begun accruing additional benefits under the Plan after the latest date he or she ceased employment.

         1.29 SINGLE LIFE ANNUITY - means the form of Annuity described in
Section 6.1.1(b) below.

         1.30 SOCIAL SECURITY RETIREMENT AGE - means, with respect to any Participant, the age used as the Participant's retirement age under Section 216(l) of the Federal Social Security Act, as amended, except that such section shall be applied without regard to the age increase factor and as if the early retirement age under such section were age 62. Accordingly, as of the Effective Amendment Date, the Social Security Retirement Age for purposes of the Plan is:
(1) age 65 for a Participant who is born before January 1, 1938; (2) age 66 for a Participant who is born after December 31, 1937 and before January 1, 1955; and (3) age 67 for a Participant who is born after December 31, 1954.

                                       1-8

         1.31 SPOUSE - means, with respect to any Employee and at any relevant time, the Employee's husband or wife who is recognized as such under the laws of the State in which the Employee resides at such time.

         1.32 TRUST - means the trust agreement used from time to time as the funding media for the Plan. The Trust is hereby deemed a part of this Plan and incorporated into the Plan by reference.

         1.33 TRUSTEE - means the person or entity serving from time to time as the Trustee under the Trust.

         1.34 TRUST FUND - means the trust fund established in accordance with the Trust.

                                       1-9

                                    SECTION 2
                                    ---------

                          SERVICE DEFINITIONS AND RULES
                          -----------------------------


         2.1 SERVICE DEFINITIONS. For purposes of the Plan, the following terms related to service shall have the meanings hereinafter set forth unless the context otherwise requires:

                  2.1.1 BREAK-IN-SERVICE - means, with respect to an Employee, any period which meets the following conditions:

                             (a) The Employee shall be considered to have
incurred a Break-in-Service for any Plan Year which begins on or after the Effective Amendment Date and for which the Employee is credited with not more than 500 Hours of Service.

                             (b) If the Employee participated in a Prior Plan
before the Effective Amendment Date, the Employee shall also be considered to have incurred a Break-in-Service for any twelve month period which occurs prior to the Effective Amendment Date to the extent that the provisions of the Prior Plan in which he or she last actively participated prior to the Effective Amendment Date treated such period as a break-in-service of the Employee as of December 31, 1996.

                  2.1.2 ELIGIBILITY SERVICE - means, with respect to an Employee, the Employee's period of service with the Employer to be taken into account for purposes of determining his or her eligibility to become a Participant in the Plan, computed as follows:

                             (a) An Employee who completes at least 1,000 Hours
of Service during the twelve consecutive month period commencing on his or her Employment Date shall be credited with one year of Eligibility Service at the end of such twelve consecutive month period.

                             (b) Further, an Employee who fails to complete at
least 1,000 Hours of Service during the twelve consecutive month period commencing on his or her Employment Date shall be credited with one year of Eligibility Service at the end of the first Plan Year commencing after such Employment Date during which he or she completes at least 1,000 Hours of Service.

                             (c) For an Employee who both (1) ceases to be an
Employee of the Employer prior to his or her being credited with one year of Eligibility Service, and (2) suffers a Break-in-Service before being subsequently reemployed by the Employer, his or her service with the Employer prior to his or her reemployment shall be disregarded in determining the Eligibility Service he or she needs under the Plan to become a Participant (and his or her Reemployment Date shall be treated as if it were his or her Employment Date for such purposes).

                                       2-1

                  2.1.3 EMPLOYMENT DATE - means, with respect to an Employee, the date on which the Employee first performs an Hour of Service.

                  2.1.4 HOUR OF SERVICE - means, with respect to an Employee, each hour for which the Employee: (1) is paid, or is entitled to payment, for the performance of duties as an Employee; (2) is directly or indirectly paid, or is entitled to payment, for a period of time (without regard to whether the employment relationship is terminated) when he or she performs no duties as an Employee due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence; or (3) is paid for any reason in connection with his or her employment as an Employee an amount as "back pay," irrespective of mitigation of damages. The crediting of Hours of Service to an Employee under the Plan shall also be subject to the following provisions:

                             (a) Notwithstanding the foregoing provisions of
this Section 2.1.4, an Hour of Service shall not be credited to an Employee on account of a payment which solely reimburses such Employee for medical, or medically related, expenses incurred by or on behalf of the Employee.

                             (b) Also, subject to the other provisions of this
Section 2.1.4, Hour of Service credit shall be calculated in accordance with paragraphs (b) and (c) of 29 C.F.R. Section 2530.200b-2 of the Department of Labor Hour of Service Regulations, which paragraphs are hereby incorporated by reference into this Plan.

                             (c) Any Employee who is exempt from the minimum
wage and overtime pay requirements of the Federal Fair Labor Standards Act, and as to whom records of actual hours worked are thereby not needed to be kept for such purposes, shall be credited with: (1) if the period on which such Employee is paid is a week (or a multiple of a week), 45 Hours of Service for each week included in each such period for which he or she would be credited with at least one Hour of Service under the other provisions of this Section 2.1.4; (2) if the period on which such Employee is paid is a semi-monthly period, 95 Hours of Service for each such semi-monthly payroll period for which he or she would be credited with at least one Hour of Service under the other provisions of this
Section 2.1.4; or (3) if the period on which such Employee is paid is a month (or a multiple of a month), 190 Hours of Service for each month included in each such period for which he or she would be credited with at least one Hour of Service under the other provisions of this Section 2.1.4.

                             (d) Hours of Service to be credited to an Employee
in connection with each period (1) which is of no more than 31 days, (2) which begins on the first day of a pay period for the Employee (for purposes of this paragraph (d), the "initial pay period"), (3) which ends on the last day of the Employee's pay period which includes the pay day for the initial pay period, and
(4) which overlaps two computation periods or occurs in a month which overlaps two computation periods shall be credited on behalf of the Employee to the computation period in which falls the first day of the month during which the pay day for the initial pay period occurs.

                                       2-2

                  2.1.5 REEMPLOYMENT DATE - means, with respect to an Employee who has previously incurred a Break-in-Service, the first day after the Employee's most recent Break-in-Service on which the Employee performs an Hour of Service.

                  2.1.6 SIX-YEAR BREAK-IN-SERVICE - means, with respect to an Employee who has ceased to be an Employee of the Employer, a period of six or more Breaks-in-Service which is not interrupted by any period which is not included in a period of a Break-in-Service.

                  2.1.7 VESTING SERVICE - means, with respect to a Participant, the Participant's service with the Employer which is taken into account under the Plan for vesting purposes (I.E., for purposes of determining the Participant's eligibility for and the nonforfeitable percentage of a retirement benefit under the Plan), and for purposes of helping to determine the pay credit amounts to be credited to the Participant's Cash Balance Account under the subsequent provisions of the Plan, computed as follows:

                             (a) The Participant shall be credited with one year
of Vesting Service for each Plan Year which begins on or after the Effective Amendment Date and for which the Participant is credited with at least 1,000 Hours of Service.

                             (b) The Participant shall also be credited with
years of Vesting Service equal to the number of years of vesting service he or she was credited with as of December 31, 1996 under the terms (as then in effect) of the Prior Plans in which he or she participated prior to the Effective Amendment Date (taking into account the provisions of each such Prior Plan for determining benefit accrual service, including each such plan's provisions concerning breaks-in-service). In no event, however, shall any period which occurs prior to the Effective Amendment Date be counted more than once in determining the Participant's years of Vesting Service.

                             (c) Notwithstanding the foregoing, any Vesting
Service completed by the Participant prior to a Six-Year Break-in-Service of the Participant which ends after the Effective Amendment Date shall be disregarded under the Plan if the Participant did not have a nonforfeitable interest in any retirement benefit under the Plan at the time such Break-in-Service began.

         2.2 SPECIAL CREDITED EMPLOYMENT. For purposes of the Plan, years during which an Employee was employed by a corporate or other predecessor of any corporation which becomes part of the Employer or an Affiliated Employer after the Effective Amendment Date, or by any division (including any branch thereof) of the Employer or an Affiliated Employer whose business is acquired by the Employer or the Affiliated Employer after the Effective Amendment Date, shall be considered in either case years of Eligibility Service and Vesting Service for this Plan if they would have been so considered under Section 2.1.2 or 2.1.7 above (as appropriate) had they been completed with the Employer or the Affiliated Employer and if the Employee had been employed by such predecessor or division at the time it so became part of or had its business acquired by the Employer or the Affiliated Employer (unless Federated provides, by

                                       2-3
appropriate corporate action exercised in a uniform and nondiscriminatory manner prior to the Employee becoming a Participant in this Plan, that such Eligibility Service and/or Vesting Service shall not be so credited to the Employee). In addition, Federated may also in its discretion provide, by appropriate corporate action exercised in a uniform and nondiscriminatory manner, that, for purposes of the Plan, years of an Employee's employment by a lessee of a leased department of a store operated by the Employer whose business is directly assumed by the Employer shall be considered years of Eligibility Service and/or Vesting Service for this Plan if they would have been so considered under
Section 2.1.2 or 2.1.7 above (as appropriate) had they been completed with the Employer and if the Employee had been employed by the lessee of such leased department at the time its business was directly assumed by the Employer. Also, any period of service of an Employee with the armed forces of the United States shall be credited as Eligibility Service and/or Vesting Service to the extent required by Federal law.

         2.3 AFFILIATED EMPLOYMENT. Notwithstanding any other provision of the Plan to the contrary:

                  2.3.1 Any period of employment of a person with the Employer during which the person is not considered an Employee, any period of employment with an Affiliated Employer, and any period during which a person is a Leased Employee shall in any such case, regardless of whether occurring prior to or after employment as an Employee of the Employer, be considered in the same manner as employment as an Employee of the Employer for purposes of crediting years of Eligibility Service and Vesting Service under this Plan to such person (other than for purposes of determining the pay credit amounts to be credited to the person's Cash Balance Account under the subsequent provisions of this Plan), determining if such person has incurred a Break-in-Service, and determining if and when such person has a vested right to a benefit under the Plan.

                  2.3.2 Further, a transfer of status from that of being an Employee to other employment with the Employer or to any employment with an Affiliated Employer shall in any such case not be considered a termination of employment from the Employer for purposes of determining when a benefit of this Plan due a Participant, if any, is to be or begin to be distributed or whether the lump sum value of such benefit is low enough so that the form of such benefit is automatically to be paid in a lump sum form; rather, such termination of employment and the time at which the lump sum value of the benefit is determined for purposes of seeing if the Participant's benefit is automatically to be paid in a lump sum form shall be deemed to occur only upon the Participant's later termination of employment from the group composed of the Employer and all Affiliated Employers.

                  2.3.3 In addition, any person who during any Plan Year is an employee of the Employer other than as an Employee, is an employee of an Affiliated Employer, or is a Leased Employee shall be considered an Employee, and any compensation received in any such capacity during such Plan Year shall (if determined under the same principles as are set forth at Section 1.10 above) be considered as Compensation, for purposes of determining the persons

                                       2-4
who are the Highly Compensated Employees, and the Former Highly Compensated Employees for such Plan Year or the immediately following Plan Year.

                  2.3.4 Also, any compensation received during a period by a person in the capacity of being an employee of the Employer other than as an Employee, an employee of an Affiliated Employer, or a Leased Employee shall (if determined under the same principles as are set forth at Section 1.10 above or, if another definition of compensation is used under any of the below-named Plan Sections, in accordance with such definition when being considered under such Plan Section) be considered as Compensation of his or hers for such period for purposes of Section 8 below (which provides maximum benefit limits and limits on benefits payable on or prior to the Plan's termination) and Section 14 below (which provides top heavy plan rules).

                  2.3.5 Finally, except as is otherwise expressly provided in this Plan or by Federated pursuant to express authorization provided in this Plan (including but not limited to Sections 8 and 14 below), any period of employment of a person by the Employer during which the person is not considered an Employee, any period of employment with an Affiliated Employer, and any period during which a person is a Leased Employee, and any compensation or remuneration received during any such period, shall not be used in any manner in calculating the amount of any benefit to which the person is entitled under this Plan.

                                       2-5

                                    SECTION 3
                                    ---------

                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------


         3.1 ELIGIBILITY FOR PARTICIPATION. Persons shall remain or become Participants in the Plan on or after the Effective Amendment Date only in accordance with the following provisions:

                  3.1.1 Any person who was a participant in the Plan on the date immediately preceding the Effective Amendment Date shall continue to be a Participant in this Plan as of the Effective Amendment Date, unless he or she is no longer an Employee as of the Effective Amendment Date.

                  3.1.2 Further, each other person who, as of any Entry Date which occurs on or after the Effective Amendment Date, (1) has completed at least one year of Eligibility Service, (2) has attained at least age 21, and (3) is an Employee shall become a Participant as of such Entry Date. Notwithstanding the foregoing, if a person would become a Participant as of any Entry Date under the foregoing provisions of this Section 3.1.2 but for the fact he or she is not an Employee, and he or she subsequently becomes an Employee, such Employee shall be deemed a Participant in the Plan on the date he or she so subsequently becomes an Employee.

         3.2 ENTRY DATE. For purposes of the Plan and Section 3.1 above in particular, an "Entry Date" means the first day of any calendar month.

         3.3 DURATION OF PARTICIPATION. Each Participant in the Plan shall continue to be a Participant until he or she has ceased to be an Employee and the entire amount of his or her Accrued Benefit determined at such time has been distributed or forfeited hereunder.

         3.4 REINSTATEMENT OF PARTICIPATION. Any person who ceases to be a Participant, but who is thereafter reemployed as an Employee by the Employer, shall be reinstated as a Participant as of the date on which he or she next completes an Hour of Service on or after such reemployment.


                                       3-1

                                    SECTION 4
                                    ---------

                              CASH BALANCE ACCOUNT
                              --------------------


         4.1 GENERAL RULES FOR CASH BALANCE ACCOUNT. The Committee shall establish a bookkeeping account, known as a "Cash Balance Account" in this Plan, with respect to each Participant who is an Active Participant in this Plan on or after the Effective Amendment Date. The monthly or lump sum amount of a Participant's retirement benefit under the subsequent provisions of this Plan, if any, is generally determined on the basis of the dollar amount credited to the Participant's Cash Balance Account on the date as of such benefit is paid or commences to be paid to the Participant. A Participant's Cash Balance Account does not represent an actual funded account under which the Participant has a specific right to assets under the Trust or an account which reflects a specific part of the Trust; instead, it represents only a bookkeeping account to which bookkeeping amounts are credited and which is generally used to determine the amount of the Participant's retirement benefit, if any, which exists under the Plan. The Cash Balance Account of a Participant is credited with (1) an initial balance amount to the extent provided in Section 4.2 below, (2) pay credit amounts to the extent provided in Section 4.3 below, and (3) interest credit amounts to the extent provided in Section 4.4 below.

         4.2 INITIAL BALANCE AMOUNTS. If a Participant becomes an Active Participant in this Plan on or after the Effective Amendment Date, after having participated in any Prior Plan prior to the Effective Amendment Date, and if the Participant's accrued benefit under any such Prior Plan has not commenced to be paid prior to such date, then the Participant's Cash Balance Account shall be credited on the later of the Effective Amendment Date or the date he or she first becomes an Active Participant in this Plan on or after the Effective Amendment Date with an amount, called an "initial balance amount" in this Plan, equal to the present value on such date of the sum of the Participant's accrued benefits (which have not commenced to be paid) under the Prior Plans as determined immediately prior to such date (and as if each such accrued benefit was payable in the form of Annuity under which the applicable Prior Plan's accrued benefit was determined under such plan's benefit formula terms and as if such accrued benefit commenced as of the later of the Participant's Normal Retirement Date or the date on which such initial balance amount is credited to the Participant's Cash Balance Account).

         4.3 PAY CREDIT AMOUNTS. The Cash Balance Account of each Participant shall be credited with a certain amount, called a "pay credit amount" in this Plan, for each Plan Year which meets all of the following conditions: (1) it is a Plan Year which begins on or after the Effective Amendment Date, (2) it is a Plan Year for which the Participant is credited with a year of Vesting Service,
(3) it is a Plan Year in which the Participant is a Participant during at least part of such year, and (4) it is a Plan Year for which the Participant has Compensation. Any pay credit amount to be credited to a Participant's Cash Balance Account for a specific Plan Year shall be credited to such account as of the last day of such Plan Year (or, if the Participant both ceases to be an Employee during such Plan Year or any earlier Plan Year and thereafter receives or begins receiving a retirement benefit under the Plan as of a date during but prior to

                                       4-1
the last day of the Plan Year for which the pay credit amount is being credited, on the date as of which such benefit is paid or begins being paid under the
Plan). The pay credit amount which will be credited to a Participant's Cash Balance Account for any Plan Year (for which such an amount is required to be so credited) shall be determined from the following table (based on the Participant's total number of years of Vesting Service credited to him or her at the start of such Plan Year and on his or her Compensation for the period which begins on the first date in such Plan Year on which he or she is a Participant and ends on the date on which such pay credit amount is credited):


YEARS OF VESTING SERVICE
(credited to Participant at the start
of the Plan Year for which the pay
  credit amount is credited)                                         PAY CREDIT AMOUNT
---------------------------------------                              -----------------

          1 but less than 3                          2.0% of Participant's Compensation for Plan Year
          3 but less than 5                          2.5% of Participant's Compensation for Plan Year
          5 but less than 10                         3.0% of Participant's Compensation for Plan Year
         10 but less than 15                         4.0% of Participant's Compensation for Plan Year
         15 but less than 20                         5.0% of Participant's Compensation for Plan Year
         20 but less than 25                         6.0% of Participant's Compensation for Plan Year
         25 or more                                  8.0% of Participant's Compensation for Plan Year

         4.4 INTEREST CREDIT AMOUNTS. The Cash Balance Account of each Participant shall be credited with a certain amount, called an "interest credit amount" in this Plan, for each calendar quarter which begins on or after the Effective Amendment Date, provided that such Cash Balance Account has a positive balance both at the start and at the end of such calendar quarter. The interest credit amount to be credited to the Participant's Cash Balance Account for any calendar quarter (for which such an amount is required to be so credited) shall be credited as of the last day of such calendar quarter and shall be equal to the amount of interest that would be generated by the dollar amount credited to the Participant's Cash Balance Account as of the first day of such calendar quarter if such amount earned interest to the last day of such calendar quarter based on the greater of (1) the annual interest rate on 30-year U.S. Treasury securities for the second calendar month which precedes the start of the Plan Year during which such interest credit amount is credited or (2) an interest rate equal to 5-1/4% per annum.

         4.5 REDUCTION OF CASH BALANCE ACCOUNT. The entire amount credited to a Participant's Cash Balance Account will be reduced to zero on any date that a retirement benefit (or an additional amount of retirement benefit) which is based on the balance of such Cash Balance Account as of such date is paid or begins to be paid to the Participant under the subsequent provisions of the Plan or on any date that the Participant's entire Accrued Benefit is forfeited under the subsequent provisions of the Plan.



                                       4-2

                                    SECTION 5

                               RETIREMENT BENEFITS


         5.1 NORMAL RETIREMENT. A Participant who ceases to be an Employee (other than by reason of his or her death) after attaining his or her Normal Retirement Age, and within the calendar month in which he or she attains such age, shall be entitled to a retirement benefit under the Plan (unless he or she dies before the date as of which the benefit begins to be paid). Unless otherwise provided under or pursuant to the other provisions of the Plan, such retirement benefit shall: (1) commence as of the Participant's Normal Retirement Date; (2) be paid in the form a Single Life Annuity; and (3) provide, if the retirement benefit would be paid in the form of a Single Life Annuity which commences as of the Participant's Normal Retirement Date, a monthly amount equal to the amount which makes such monthly retirement benefit actuarially equivalent to the amount credited to the Participant's Cash Balance Account on the date as of which such monthly retirement benefit is to commence.

         5.2 LATE RETIREMENT. A Participant who continues to be an Employee following the calendar month in which he or she first attains Normal Retirement Age shall be entitled to a retirement benefit under the Plan (unless he or she dies before the commencement date as of which the benefit begins to be paid). Unless otherwise provided under or pursuant to the other provisions of the Plan, such retirement benefit shall: (1) commence as of the earlier of (A) the first day of the first month which begins on or after the date the Participant ceases to be an Employee or (B) the Participant's Required Commencement Date; (2) be paid in the form of a Single Life Annuity; and (3) provide, if the retirement benefit would be paid in the form of a Single Life Annuity which commences as of the earlier of the dates set forth in clause (1) above, a monthly amount equal to the amount which makes such monthly retirement benefit actuarially equivalent to the amount credited to the Participant's Cash Balance Account on the date as of which such monthly retirement benefit is to commence.

         5.3 DISABILITY RETIREMENT.

                  5.3.1 A Participant who ceases to be an Employee by reason of his or her total disability prior to his or her Normal Retirement Date shall be entitled to a retirement benefit under the Plan (unless he or she dies, or ceases to be totally disabled under the provisions of Section 5.3.4 below, before the date as of which the benefit begins to be paid). Unless otherwise provided under or pursuant to the other provisions of the Plan, such retirement benefit shall: (1) commence as of the Participant's Normal Retirement Date; (2) be paid in the form of a Single Life Annuity; and (3) provide, if the retirement benefit would be paid in the form of a Single Life Annuity which commences as of the Participant's Normal Retirement Date, a monthly amount equal to the amount which makes such monthly retirement benefit actuarially equivalent to the amount credited to the Participant's Cash Balance Account on the date as of which such monthly retirement benefit is to commence.


                                       5-1

                  5.3.2 For purposes of the Plan, "total disability" or "totally disabled" means or refers, with respect to any Participant, to the Participant's permanent and continuous mental or physical inability by reason of injury, disease, or condition to meet the requirements of any employment for wage or profit. A Participant shall be deemed to be disabled for purposes of this Plan only when both of the following two requirements are met. First, a licensed physician or psychiatrist must provide to the Plan a written opinion that the Participant is totally disabled as that term is defined above. Second, the Participant must be eligible for and receive total disability benefits under
Section 223 of the Federal Social Security Act, as amended, or any similar or subsequent section or act of like intent or purpose (unless the Committee determines, based on the written opinion of a licensed physician or psychiatrist provided the Committee pursuant to the immediately preceding sentence, that the Participant would be likely to qualify for such total disability benefits if he or she survived a sufficient amount of time to be processed for and receive such benefits but that he or she is also likely to die before he or she would otherwise be determined by the Social Security Administration or other applicable government agency to qualify for or to receive such benefits).

                  5.3.3 Further, and notwithstanding any other provision of the Plan, a Participant who becomes totally disabled for purposes of this Plan while an Employee shall be credited with a year of Vesting Service (as otherwise defined in Section 2.1.7 above) for each full or partial Plan Year included in the period from the date he or she becomes totally disabled and prior to the earlier of the date as of which his or her retirement benefit under the Plan commences (under Section 5.3.1 above or, if earlier, under Section 5.5 below) or his or her Normal Retirement Date; except that the Participant shall not be credited with a year of Vesting Service for a Plan Year under this Section 5.3.3 if he or she is credited with a year of Vesting Service for such Plan Year under the other provisions of this Plan. The Participant shall also be deemed to receive Compensation during each year of Vesting Service credited to the Participant under this Section 5.3.3 equal to the Compensation he or she received in the last full Plan Year which ended on or prior to the date he or she became totally disabled.

                  5.3.4 If a Participant who becomes totally disabled while an Employee has his or her Social Security disability benefit terminate (because he or she is no longer deemed by the Social Security Administration to be totally disabled) prior to the date as of which a disability retirement benefit under this Section 5.4 begins to be paid, then such Participant shall cease at that time to be considered totally disabled, shall cease at that time to accrue any additional years of Vesting Service under Section 5.3.3 above, and, solely for purposes of determining whether he or she is then entitled to a retirement benefit under Section 5.4 below, shall be considered to have ceased to be an Employee (for a reason other than total disability) at such time.

         5.4 VESTED RETIREMENT.

                  5.4.1 A Participant who ceases to be an Employee (other than by reason of his or her death) prior to becoming eligible for any other type of retirement under the foregoing provisions of this Section 5, but who is eligible to receive a vested retirement benefit pursuant to the provisions of Section
5.4.2 below, shall be entitled to a retirement benefit under the Plan

                                       5-2

(unless he or she dies before the date as of which the benefit begins to be paid). Unless otherwise provided under or pursuant to the other provisions of the Plan, such retirement benefit shall: (1) commence as of the Participant's Normal Retirement Date; (2) be paid in the form of a Single Life Annuity; and
(3) provide, if the retirement benefit would be paid in the form of a Single Life Annuity which commences as of the Participant's Normal Retirement Date, a monthly amount equal to the amount which makes such monthly retirement benefit actuarially equivalent to the amount credited to the Participant's Cash Balance Account on the date as of which such monthly retirement benefit is to commence.

                  5.4.2 A Participant shall be deemed eligible to receive a vested retirement benefit under this Section 5.4 if he or she ceases to be an Employee (other than by reason of his or her death) either: (1) after completing at least five years of Vesting Service; or (2) by reason of the closing or sale (not including the merger into any Employer or Affiliated Employer or into any division or facility of an Employer or Affiliated Employer) of any Employer (or any division or facility of an Employer) while he or she is employed by such Employer (or division or facility of such Employer).

         5.5 PREMATURE BENEFIT PAYMENTS.

                  5.5.1 Subject to the other provisions of this Plan (including but not limited to the provisions of Sections 5.6.1, 5.6.2, 6.2.4, and 6.2.5 below), a Participant who is eligible for a disability retirement benefit under
Section 5.3 above or a Participant who is eligible for a vested retirement benefit under Section 5.4 above may (in either such case) elect in writing to a Plan representative (on a form prepared or approved by the Committee) to begin his or her retirement benefit as of the first day of any calendar month which occurs (1) prior to the calendar month in which he or she attains his or her Normal Retirement Date and (2) after the calendar month in which he or she ceases to be employed by the Employer.

                  5.5.2 If a Participant elects to begin his or her retirement benefit prior to his or her Normal Retirement Date under Section 5.5.1 above, then the date as of which the Participant elects to begin such retirement benefit shall be referred to herein as his or her "earlier commencement date." For purposes of this Plan and notwithstanding any other provisions contained in
Section 5.3 or 5.4 above, if a Participant's retirement benefit were to begin as of an earlier commencement date (by reason of the Participant's election under this Section 5.5) and to be paid in the form of a Single Life Annuity, then the monthly amount of such Single Life Annuity shall be equal to the amount which makes such monthly retirement benefit actuarially equivalent to the amount credited to the Participant's Cash Balance Account on the date as of which such monthly retirement benefit is to commence.

         5.6      LATE BENEFIT ELECTION.

                  5.6.1 Notwithstanding the foregoing provisions of this Section 5 but subject to the provisions of Section 5.6.2 below, the date as of which any retirement benefit to which a Participant is entitled under this Plan is to commence shall be deferred to the extent necessary

                                       5-3
so that it is not prior to the first day of the first calendar month which begins on or after the date the latest written explanation described in Section
6.2.4 above which precedes the payment of the Participant's benefit was provided to the Participant; except that in no event shall such retirement benefit commence later than as of the Participant's Required Commencement Date.

                  5.6.2 For purposes of the Plan, if a Participant's retirement benefit were to begin as of any date after the date as of which such benefit would otherwise commence under the provisions of this Section 5 which precede this Section 5.6 (by reason of the provisions of this Section 5.6) and to be paid in the form of a Single Life Annuity, then the monthly amount of such Single Life Annuity shall be equal to the amount which makes such monthly retirement benefit actuarially equivalent to the Participant's Cash Balance Account on the date as of which such monthly retirement benefit is to commence.

         5.7 REQUIRED COMMENCEMENT OF BENEFITS UNDER SECTION 401(A)(14) OF CODE. Pursuant to Section 401(a)(14) of the Code and Treas. Reg. Section 1.401(a)-14(a), any retirement benefit which is to be paid to a Participant under the other provisions of the Plan must begin to be paid to the Participant (provided he or she survives to the date as of which his or her benefit commences to be paid) as of a date which is not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:
(1) the attainment by the Participant of age 65 (which is his or her earliest possible Normal Retirement Age under the Plan); (2) the tenth annual anniversary of the date on which the Participant commenced his or her participation in the Plan; or (3) the termination of the Participant's service with the Employer and the Affiliated Employers. Notwithstanding the preceding sentence, the Plan may require, as an administrative convenience, that the Participant properly complete and file a claim for his or her benefit before the payment of the benefit commences. Also, by reason of Section 401(a)(9) of the Code, in no event will the Participant's retirement benefit commence later than as of his or her Required Commencement Date.

         5.8 OTHER CESSATION OF EMPLOYMENT. Except as otherwise provided in
Section 7 below, if a Participant dies prior to the date as of which any retirement benefit to which he or she is entitled under any of the provisions of this Plan is to begin to be paid, or if the Participant ceases to be an Employee for any reason at a time when he or she is not entitled to a retirement benefit under any provision of the Plan, neither he or she nor any person claiming by or through him or her shall be entitled to receive a benefit under the Plan. In such case, his or her prior interest under this Plan (including his or her prior interest in his or her Accrued Benefit) shall be forfeited pursuant to the provisions of Section 9.8 below.



                                       5-4

                                    SECTION 6
                                    ---------

                           FORM OF RETIREMENT BENEFITS
                           ---------------------------


         6.1      NORMAL FORM OF BENEFIT.

                  6.1.1 (a) Subject to the other terms of the Plan, if a Participant is not married as of the date a retirement benefit under the Plan commences to be paid to him or her, such retirement benefit shall be paid in the form of a Single Life Annuity.

                        (b) For purposes of the Plan, a "Single Life
Annuity" means an Annuity payable as follows. Monthly payments are made to a Participant for his or her life and end with the last monthly payment due for the month in which the Participant dies.

                  6.1.2 (a) Subject to the other terms of the Plan, if a Participant is married as of the date a retirement benefit under the Plan commences to be paid to him or her, such retirement benefit shall be paid in the form of a Qualified Joint and Survivor Annuity. In such case, the monthly amount payable to the Participant during his or her life under such Qualified Joint and Survivor Annuity shall be equal to the monthly amount which makes such Qualified Joint and Survivor Annuity actuarially equivalent to the Participant's retirement benefit if it was paid in a Single Life Annuity form beginning as of the same commencement date as applies to such Qualified Joint and Survivor Annuity.

                        (b) For purposes of the Plan, a "Qualified Joint and Survivor Annuity" means an Annuity payable as follows. Monthly payments are made to a Participant for his or her life, and after his or her death monthly survivor payments continue to the person who is the Spouse of the Participant on the date as of which the Annuity commences to be paid to the Participant (provided such Spouse survives the Participant) for such Spouse's life. Each monthly survivor payment to such person is equal in amount to 50% (or, if the Participant so elects in writing to a Plan representative within the 90 day period ending on the date as of which the retirement benefit commences, 66-2/3%, 75%, or 100%) of the monthly payment amount made during the life of the Participant under the same Annuity.

                  6.1.3 The date any retirement benefit, if paid in the normal form under this Section 6.1, shall commence is determined under the provisions of Section 5 above.

         6.2 ELECTION OUT OF NORMAL FORM AND OF OPTIONAL FORM.

                  6.2.1 A Participant entitled to a retirement benefit under the Plan may elect to waive the normal form in which such benefit shall otherwise be paid under Section 6.1 above and instead to have such benefit paid in any specific optional form permitted him or her under Section 6.3 below, provided such election is made in writing and filed with a Plan representative (on a form prepared or approved by the Committee) by the end of the 90 day period ending on

                                       6-1
the date as of which his or her retirement benefit commences to be paid, except that: (1) if the written explanation described in Section 6.2.4 below is provided to the Participant less than 30 days before the date as of his or her retirement benefit is to commence to be paid under the other provisions of the Plan, the period in which the Participant may elect to waive the normal form in which his or her retirement benefit shall otherwise be paid and instead to have such benefit paid in an optional form shall, subject to the provisions of clause
(2) below, not end before the 30th day after the date such written explanation is provided to the Participant; and (2) if the conditions of Section 6.2.5 below are met, the Participant may elect to waive the 30-day requirement set forth in clause (1) above. In addition, for a Participant who is married on the date as of which his or her retirement benefit commences, his or her election of any optional form shall not be effective unless the person who is the Spouse of the Participant consents, in a writing filed with a Plan representative, to such election within the same period in which the Participant has to make his or her election, with the Spouse's consent acknowledging the effect of such consent and being witnessed by a notary public. Any such Spouse's consent shall be irrevocable once received by a Plan representative.

                  6.2.2 Notwithstanding the provisions of Section 6.2.1 above, a consent of a Spouse shall not be required for purposes of Section 6.2.1 above if it is established to the satisfaction of a Plan representative that the otherwise required consent cannot be obtained because no Spouse exists, because the Spouse cannot reasonably be located, or because of such other circumstances as the Secretary of the Treasury or his or her delegate allows in regulations.

                  6.2.3 The Participant may amend or revoke his or her election of a form of payment different than the normal form applicable to him or her under Section 6.1 above by written notice filed with a Plan representative at any time before the date as of which his or her election of the optional form had to have been made; provided that if the Participant attempts upon such an amendment to elect another form of payment different from the normal form applicable to him or her, the conditions of Sections 6.2.1 and 6.2.2 above must be satisfied as if such amendment were a new election.

                  6.2.4 The Committee will provide each Participant who is entitled to a retirement benefit under the Plan a written explanation of (1) the terms and conditions of the normal form, (2) the Participant's rights to make and the effect of an election out of the normal form, (3) the requirement, if applicable, that the Participant's Spouse consent to any such election out, and
(4) the right of the Participant to revoke such an election out at any time before the date as of which his or her retirement benefit commences to be paid to him or her. Such written explanation shall be provided to the Participant:
(1) initially within a reasonable administrative period after the Participant, if he or she had been provided such written explanation, first could elect to commence the payment of his or her retirement benefit under the other provisions of the Plan; and (2) also, if appropriate, within a reasonable administrative period after the Participant notifies at any later time the Committee that he or she desires to commence payment of his or her benefit (if he or she is then eligible to commence such benefit) and/or within a reasonable administrative period prior to the latest date that such benefit must commence under the other provisions of the Plan. Except as is otherwise provided in the Plan,

                                       6-2
the date as of which the Participant's retirement benefit under the Plan may commence may not be more than 90 days after the date such written explanation is provided to the Participant. For purposes of this Plan, the Committee shall be deemed to have provided the Participant with such written explanation on the date such written explanation either is personally delivered or faxed to the Participant or is deposited in the mail (first class or certified mail, postage prepaid) by the Committee or a Plan representative.

                  6.2.5 Notwithstanding the provisions of Section 6.2.1 above, the election of the Participant to waive the normal form in which his or her retirement benefit shall otherwise be paid and instead to have such benefit paid in an optional form may be made and put into effect less than 30 days after the written explanation described in Section 6.2.4 above is provided to the Participant, provided all of the following requirements are met: (1) the Committee or a Plan representative provides written information to the Participant clearly indicating that he or she has a right to at least 30 days to consider whether to waive the normal form in which his or her retirement benefit will otherwise be paid and consent to a different optional form of benefit; (2) the Participant affirmatively elects the payment of his or her benefit in any form no more than 90 days after the written explanation described in Section
6.2.4 above is provided to him or her; (3) the Participant is permitted to revoke an affirmative election he or she makes for payment of his or her benefit in any form at least until the later of the date as of which the Participant's retirement benefit under the Plan will commence or the expiration of the seven-day period that begins on the day after the written explanation described in Section 6.2.4 above is provided to the Participant; and (4) the actual distribution of the retirement benefit in accordance with the Participant's affirmative election does not begin before the expiration of the seven-day period that begins on the day after the written explanation described in Section
6.2.4 above is provided to the Participant.

         6.3 OPTIONAL BENEFIT FORMS.

                  6.3.1 A Participant entitled to a retirement benefit under the Plan may elect to receive such benefit, in lieu of the normal form of benefit otherwise payable under Section 6.1 above and provided all of the election provisions of Section 6.2 above are met, in any of the following optional forms:
(1) a Single Life Annuity (which is an optional form only for a Participant who is married as of the date a retirement benefit commences to be paid to him or her); (2) a Life and Five Year Certain Annuity; (3) a Life and Ten Year Certain Annuity; (4) a Life and Twenty Year Certain Annuity; (5) a Joint and Survivor Annuity; (6) a Social Security Leveling Annuity; or (7) a lump sum cash payment.

                  6.3.2 If a Participant's retirement benefit is to be paid in an optional Annuity form, the date as of which such retirement benefit shall commence shall be the same as the date determined under Section 5 above to be the date as of which such benefit shall commence. If a Participant's retirement benefit is to be paid in an optional lump sum payment form, the date as of which such retirement benefit shall be paid shall be the later of the date determined under Section 5 above to be the date as of which the Participant's benefit shall commence or the first day of the month in which the lump sum payment is made.

                                       6-3

                  6.3.3 Except as may otherwise be provided in the Plan, if an optional Annuity form of benefit (other than a Single Life Annuity) is elected by any Participant for his or her retirement benefit under the Plan, then the monthly amount of such optional form shall be equal to the amount which makes such optional Annuity form actuarially equivalent to the Participant's retirement benefit if it was paid in a Single Life Annuity form beginning as of the same date as of which the optional Annuity form begins to be paid. Except as may otherwise be provided in the Plan, if an optional lump sum payment form of benefit is elected by any Participant for his or her retirement benefit under the Plan, then the lump sum amount of such optional form shall be equal to the amount credited to the Participant's Cash Balance Account on the date as of which such optional lump sum payment form is to be paid.

                  6.3.4 Notwithstanding any other provision of this Plan to the contrary, any payment of a retirement benefit in an optional form must meet and be in accordance with the distribution requirements of Section 401(a)(9) of the Code, including the incidental death benefit requirements which are referred to in such section, and such section is hereby incorporated by reference into this Plan.

                  6.3.5 For purposes of the Plan, the following terms related to optional benefit forms shall have the meanings hereinafter set forth unless the context otherwise requires:

                             (a) A "Life and Five Year Certain Annuity" means an
Annuity payable as follows. Monthly payments are made to a Participant for his or her life, and such payments end with the last monthly payment due for the month in which the Participant dies if at least 60 monthly payments have been made on behalf of the Participant. If not, the monthly payments continue after the Participant's death to a contingent beneficiary of the Participant until 60 monthly payments have been made, when aggregated, to the Participant and the Participant's contingent beneficiary under this Annuity. The Participant shall name the contingent beneficiary under this Annuity in his or her election of this form.

                             (b) A "Life and Ten Year Certain Annuity" has the
same meaning and is subject to the same rules as apply to a Life and Five Year Certain Annuity under paragraph (a) above, except that each reference to "60" contained in paragraph (a) above shall be read for this purpose to be a reference to "120."

                             (c) A "Life and Twenty Year Certain Annuity" has
the same meaning and is subject to the same rules as apply to a Life and Five Year Certain Annuity under paragraph (a) above, except that each reference to "60" contained in paragraph (a) above shall be read for this purpose to be a reference to "240."

                             (d) A Joint and Survivor Annuity" means an Annuity
payable as follows. Monthly payments are made to a Participant for his or her life, and after his or her death monthly survivor payments continue to a contingent beneficiary of the Participant (provided such person survives the Participant) for the contingent beneficiary's life. Each monthly survivor payment to the contingent beneficiary shall be equal to 50%, 66-2/3%, 75%,

                                       6-4
or 100% (as the Participant chooses in his or her election of this form) of the monthly payment amount made during the life of the Participant under the same Annuity. The Participant shall name the contingent beneficiary in his or her election of this form, who may be any person other than the Participant's Spouse.

                             (e) A "Social Security Leveling Annuity" means an
Annuity payable as follows. Monthly payments must begin being paid to the Participant prior to the first month (for purposes of this paragraph (e), the "first Social Security month") in which the Participant would be entitled (upon proper application) to receive on a reduced or unreduced basis his or her primary old-age Federal Social Security Act benefit (which first Social Security month is generally the month in which the Participant attains age 62). Further, the monthly payments under such Annuity are made to the Participant in a manner that (1) treats the monthly payments under such Annuity and the monthly payments of the Participant's primary old-age Federal Social Security Act benefit that the Committee reasonably determines would be received by the Participant beginning in his or her first Social Security month (if such Social Security benefit would begin in such month) as if they were part of one combined Single Life Annuity (for purposes of this paragraph (e), the "combined Annuity") and
(2) makes, to the maximum extent possible, the payment under the combined Annuity for each month prior to the Participant's first Social Security month equal to the payment under the combined Annuity for each month on or after the Participant's first Social Security month. For purposes hereof, the Committee shall determine the monthly payments of the Participant's primary old-age Federal Social Security Act benefit that would be received by the Participant beginning in his or her first Social Security month on the basis of the benefit and wage base levels in effect under the Federal Social Security Act on the date as of which the Annuity is to commence and on the basis of a compensation record determined in accordance with the following rules:

                                      (i) For each of the first calendar year in
which the Participant completed an Hour of Service and all prior calendar years, the Participant shall be deemed to have wages for Federal Social Security Act purposes equal to the result produced by discounting his or her Compensation for the calendar year immediately following the first calendar year in which the Participant completed an Hour of Service backwards to the applicable calendar year, using for this purpose the actual change in the average wages as determined by the Federal Social Security Administration;

                                      (ii) For each of the calendar years
beginning with the calendar year immediately following the first calendar year in which the Participant first completed an Hour of Service and ending with the last full calendar year ending on or before the latest date on which he or she completed an Hour of Service, the Participant shall be deemed to have wages for Federal Social Security Act purposes equal to his or her Compensation for the applicable calendar year; and

                                      (iii) For the period which begins on the
first day of the first calendar year ending after the latest date on which he or she completed an Hour of Service and ends on the date the Participant first attains his or her Normal Retirement Age, the Participant

                                       6-5
shall be deemed to have an annual rate of wages for Federal Social Security Act purposes equal to the Participant's Compensation for the last full calendar year ending on or before the latest date on which he or she completed an Hour of Service.

         6.4 AUTOMATIC LUMP SUM PAYMENT. Notwithstanding any other provision of the Plan to the contrary, if any retirement benefit payable under the Plan to a Participant has a present value of $3,500 or less as of the first date after the Participant terminates employment with the Employer on which the Plan is administratively able to distribute such benefit (or, if earlier, as of his Required Commencement Date), and if such Participant has not previously started to receive such retirement benefit, then such retirement benefit shall be converted to and paid as a lump sum cash payment as of such date (with the amount of such payment equal to such present value amount). Except as may otherwise be provided in the Plan, the present value of a Participant's retirement benefit as of any date shall be deemed to be equal to the amount credited to the Participant's Cash Balance Account on such date.

         6.5 MINIMUM BENEFITS.

                  6.5.1 Notwithstanding any other provision of the Plan to the contrary, in determining the monthly amount, lump sum amount, or present value of any retirement benefit under this Plan which is applicable to any Participant who was a participant in one or more of the Prior Plans on December 31, 1996, the following minimum benefit provisions shall apply:

                             (a) The monthly amount of such Participant's
retirement benefit under this Plan, if such retirement benefit is paid in the form of a Single Life Annuity which commences as of such Participant's Normal Retirement Date (or any later date), shall not in any event be less than the monthly amount which would have applied to such retirement benefit under the terms of the Prior Plans as in effect on December 31, 1996 (including such plans' terms as to actuarial assumptions) if such monthly amount had been determined without regard to any service of the Participant as an Employee after such date (and, if such Participant was a participant in more than one Prior Plan on December 31, 1996, if the retirement benefits provided under the Prior Plans to such Participant were aggregated and considered as one benefit).

                             (b) Further, the monthly amount of such
Participant's retirement benefit under this Plan, if such retirement benefit is paid in any Annuity form which commences as of any date (other than in the form of a Single Life Annuity which commences as of such Participant's Normal Retirement Date or any later date), shall not in any event, if both the form of Annuity and the date as of which the Participant's retirement benefit under this Plan commences had been permitted to be an Annuity form of benefit and a retirement benefit's commencement date under the Prior Plans in which the Participant was a participant on December 31, 1996, be less than the monthly amount which would have applied to such retirement benefit under the terms of the Prior Plans as in effect on December 31, 1996 (including such plans' terms as to actuarial assumptions) if such monthly amount had been determined without regard to any service of the Participant as an Employee after such date (and,

                                       6-6
if the Participant was a participant in more than one Prior Plan on December 31, 1996, if the retirement benefits provided under the Prior Plans to the Participant were aggregated and considered one benefit).

                             (c) In addition, the lump sum amount or present
value of such Participant's retirement benefit under this Plan, if such retirement benefit is paid in the form of a lump sum cash payment as of any date or if the present value of such benefit is being determined as of any date under the Plan, shall not in any event be less than the amount or present value which makes such benefit actuarially equivalent (as determined under the provisions of Section 9.5 below) to the retirement benefit which, if determined to be payable in the form of a Single Life Annuity which commences as of the later of such Participant's Normal Retirement Date or the date as of which such lump sum payment is made or such present value is determined, would have been applicable to the Participant under the terms of the Prior Plans as in effect on December 31, 1996 if such benefit had been determined without regard to any service of the Participant as an Employee after such date (and, if such Participant was a participant in more than one Prior Plan on December 31, 1996, if the retirement benefits provided under the Prior Plans to such Participant were aggregated and considered one benefit).

                  6.5.2 Further, and also notwithstanding any other provision of the Plan to the contrary, if (1) any Participant who was a participant (and was continuing to accrue benefits) in one or more of the Prior Plans on December 31, 1996 ceases to be an Employee prior to January 1, 2002, (2) such Participant has both attained age 55 and completed at least ten years of Vesting Service at the time he or she ceases to be an Employee, (3) such Participant becomes entitled to receive a retirement benefit under this Plan, and (4) such retirement benefit is to be paid under the terms of this Plan in the form of any Annuity which was also permitted as a benefit form under all of the Prior Plans in which he or she was a participant on December 31, 1996 (other than and not including the form of a Single Life Annuity) and which commences as of any date permitted to be a retirement benefit's commencement date under all of such Prior Plans, then the monthly amount of such retirement benefit shall not in any event be less than the monthly amount which would have applied to such retirement benefit under the terms of such Prior Plans as in effect on December 31, 1996 (including such plans' terms as to actuarial assumptions) if the terms of such Prior Plans as in effect on such date had continued to be in effect through the date the Participant ceases to be an Employee (except that the Participant's compensation for any period occurring after December 31, 1996 which is taken into account under such Prior Plans' terms shall be determined under the provisions of
Section 1.10 above instead of such Prior Plans' terms which define compensation).

         6.6 EFFECT ON RETIREMENT BENEFIT OF REEMPLOYMENT PRIOR TO REQUIRED COMMENCEMENT DATE.

                  6.6.1 (a) Subject to the other provisions of this Section 6.6, if a Participant has his or her employment with the Employer terminate, thereby becomes entitled to the distribution of a retirement benefit under the other provisions of this Plan, and is later reemployed as an Employee prior to his Required Commencement Date, then the distribution

                                       6-7
of the retirement benefit which is payable by reason of such prior termination of employment (1) shall not begin to be paid at all by reason of such prior termination of employment if payment of it has not begun by the time the Participant is reemployed as an Employee (and can be stopped from beginning by the Committee, under reasonable administrative procedures of the Committee, before any part of it begins to be paid) prior to the earlier of the Participant's subsequent termination of employment or his or her Required Commencement Date or (2) shall, if it otherwise has begun to be paid or been paid in its entirety under the other provisions of the Plan prior to his or her reemployment as an Employee or in any event is not stopped from beginning by the Committee before any part of it begins to be paid prior to the earlier of the Participant's subsequent termination of employment or his or her Required Commencement Date, not be suspended (or adjusted in amount or form) merely by reason of such reemployment. If such retirement benefit begins to be paid or is paid in its entirety prior to the earlier of the Participant's subsequent termination of employment or his or her Required Commencement Date and thus is not suspended under the immediately preceding sentence, then, as of the earlier of (1) the first day of the first calendar month which begins after the next date after his or her reemployment that the Participant again terminates his or her employment with the Employer or (2) his or her Required Commencement Date, the Participant may also be entitled to an additional retirement benefit, to be determined in accordance with paragraph (b) below, in addition to the prior retirement benefit which he or she is then receiving or has received.

                             (b) If the Participant may be entitled to an
additional retirement benefit by reason of the provisions of paragraph (a) above, then the form and commencement date of his or her additional retirement benefit shall be determined under the provisions of Section 5 above and the foregoing provisions of this Section 6 as if no prior retirement benefit had begun being paid to him or her. Further, the monthly amount of the Participant's additional retirement benefit (if such benefit is paid in the form of any type of Annuity) or the lump sum amount of the Participant's additional retirement benefit (if such benefit is paid in the form of a lump sum cash payment) shall be equal to the monthly amount or lump sum amount (as applicable) of the retirement benefit that would be applicable to the Participant under the Plan
(1) if it was payable in the same form as the Participant's additional retirement benefit is to be paid, (2) if it began to be paid or was paid in its entirety as of the commencement date which is determined pursuant to the immediately preceding sentence, and (3) if it was determined under the other provisions of the Plan as of such commencement date but as if the monthly amount or lump sum amount (as applicable) of such additional retirement benefit was equal to what such monthly amount or lump sum amount (as applicable) would be as of such commencement date under the Plan if any service for which a benefit had been calculated in determining the monthly amount or lump sum amount (as applicable) of the Participant's prior retirement benefit were disregarded.

                  6.6.2 (a) Notwithstanding the provisions of Section 6.6.1 above, if a Participant has his or her employment with the Employer terminate, starts to receive a retirement benefit under the Plan in the form of any type of Annuity by reason of such termination of employment, and is reemployed as an Employee prior to his or her Required Commencement Date, the Participant may elect in a writing to a Plan representative to suspend the distribution

                                       6-8
of such retirement benefit until his or her subsequent termination of employment with the Employer (or, if earlier, his or her Required Commencement Date). In such case, the suspension will begin with the payment otherwise due under the form in which the prior distribution is then being made which next follows the receipt by the Plan representative of such election.

                             (b) If the payment of a Participant's retirement
benefit is suspended pursuant to the provisions of paragraph (a) above, then, as of the earlier of (1) the first day of the first calendar month which begins after the next date after his or her reemployment that the Participant again terminates his or her employment with the Employer or (2) his or her Required Commencement Date, the Participant's suspended retirement benefit shall be redetermined in accordance with the following provisions of this paragraph (b). Such redetermined retirement benefit shall be paid in the same Annuity form as the Participant's retirement benefit was being paid immediately prior to the earlier suspension and shall commence as of the redetermination date. Further, the monthly amount of such redetermined retirement benefit shall be equal to the monthly amount of the retirement benefit that would be applicable to the Participant under the Plan (1) if it was payable in the same Annuity form as the Participant's retirement benefit was being paid immediately prior to the earlier suspension of such benefit, (2) if it began to be paid as of the redetermination date (and as if no payments of the retirement benefit had been made to the Participant prior to the redetermination date), and (3) if it was determined by multiplying subparagraph (i) by subparagraph (ii), where subparagraphs (i) and
(ii) are as follows:

                                      (i) equals the monthly amount of the
retirement benefit that would be applicable to the Participant if clauses (1) and (2) immediately above applied but it was determined under the other provisions of the Plan as of the redetermination date and as if the Participant had permanently ceased to be an Employee on his or her prior termination of employment with the Employer; and

                                      (ii) equals a fraction (1) having a
numerator equal to the monthly amount of the Participant's retirement benefit as in effect immediately prior to the earlier suspension of such benefit and (2) having a denominator equal to the monthly amount of the retirement benefit that would be applicable to the Participant under the Plan (x) if it was payable in the same Annuity form as the Participant's retirement benefit was being paid immediately prior to the earlier suspension of such benefit, (2) if it began to be paid as of the date as of which such earlier suspension went into effect, and
(3) if it was determined under the other provisions of the Plan as of the date as of which such earlier suspension went into effect and as if the Participant had permanently ceased to be an Employee on his or her prior termination of employment with the Employer.

                             (c) In addition, if the payment of a Participant's
retirement benefit is suspended pursuant to the provisions of paragraph (a) above, then, as of the earlier of (1) the first day of the first calendar month which begins after the next date after his or her reemployment that the Participant again terminates his or her employment with the Employer

                                       6-9
or (2) his or her Required Commencement Date, the Participant may also be entitled to an additional retirement benefit, to be determined in accordance with the following provisions of this paragraph (c), in addition to the redetermined retirement benefit which he or she is entitled to receive under paragraph (b) above. If the Participant may be entitled to an additional retirement benefit by reason of the provisions of this paragraph (c), then the form and commencement date of his or her additional retirement benefit shall be determined under the provisions of Section 5 above and the foregoing provisions of this Section 6 as if no prior retirement benefit had begun being paid to him or her. Further, the monthly amount of the Participant's additional retirement benefit (if such benefit is paid in the form of any type of Annuity) or the lump sum amount of the Participant's additional retirement benefit (if such benefit is paid in the form of a lump sum cash payment) shall be equal to the monthly amount or lump sum amount (as applicable) of the retirement benefit that would be applicable to the Participant under the Plan (1) if it was payable in the same form as the Participant's additional retirement benefit is to be paid, (2) if it began to be paid or was paid in its entirety as of the commencement date which is determined pursuant to the immediately preceding sentence, and (3) if it was determined under the other provisions of the Plan as of such commencement date but as if the monthly amount or lump sum amount (as applicable) of such additional retirement benefit was equal to what such monthly amount or lump sum amount (as applicable) would be as of such commencement date under the Plan if any service for which a benefit had been calculated in determining the monthly amount of the Participant's prior retirement benefit were disregarded.

         6.7 ADDITIONAL ACCRUALS AFTER REQUIRED COMMENCEMENT DATE.

                  6.7.1 Subject to the other provisions of this Section 6.7, if a Participant continues to be employed or is reemployed as an Employee after his or her Required Commencement Date, any prior distribution of the Participant's retirement benefit under the Plan shall not be suspended or adjusted in amount or form merely by reason of such continued employment or reemployment. As of the first day of any calendar month which occurs in the first Plan Year which begins after his or her Required Commencement Date and as of the first day of any calendar month which occurs in each subsequent Plan Year (the specific month in any such Plan Year to be chosen by the Committee on a nondiscriminatory basis), and as of any other date chosen by the Committee on a nondiscriminatory basis, the Participant may also be entitled to an additional retirement benefit, to be determined in accordance with Section 6.7.2 below, in addition to the prior retirement benefit which he or she is then receiving or has received.

                  6.7.2 If the Participant may be entitled to an additional retirement benefit by reason of the provisions of Section 6.7.1 above, then the form and commencement date of his or her additional retirement benefit shall be determined under the provisions of Section 5 above and the foregoing provisions of this Section 6 as if no prior retirement benefit had begun being paid to him or her. Further, the monthly amount of the Participant's additional retirement benefit (if such benefit is paid in the form of any type of Annuity) or the lump sum amount of the Participant's additional retirement benefit (if such benefit is paid in the form of a lump sum

                                      6-10
cash payment) shall be equal to the monthly amount or lump sum amount (as applicable) of the retirement benefit that would be applicable to the Participant under the Plan (1) if it was payable in the same form as the Participant's additional retirement benefit is to be paid, (2) if it began to be paid or was paid in its entirety as of the commencement date which is determined pursuant to the immediately preceding sentence, and (3) if it was determined under the other provisions of the Plan as of such commencement date but as if the monthly amount or lump sum amount (as applicable) of such additional retirement benefit was equal to what such monthly amount or lump sum amount (as applicable) would be as of such commencement date under the Plan if any service for which a benefit had been calculated in determining the monthly amount or lump sum amount (as applicable) of the Participant's prior retirement benefit were disregarded.


                                      6-11

                                    SECTION 7
                                    ---------

                           PRE-PENSION DEATH BENEFITS
                           --------------------------


         7.1 ELIGIBILITY FOR PRE-PENSION DEATH BENEFIT.

                  7.1.1 A death benefit, called herein the "Pre-Pension Death Benefit," shall be paid to the Beneficiary of a Participant who (1) dies while still an Employee (and prior to any retirement benefit beginning to be paid to him or her under the Plan) and (2) would have been entitled to a retirement benefit under Section 5.1, 5.2, or 5.4 above if he or she had not died but had ceased to be an Employee on the date of his or her death.

                  7.1.2 In addition, a Pre-Pension Death Benefit shall also be paid to the Beneficiary of a Participant who dies after terminating employment as an Employee when he or she is entitled to a retirement benefit under Section 5.1, 5.2, 5.3, or 5.4 above but prior to the date as of which the retirement benefit to which he or she is entitled begins to be paid to him or her.

                  7.1.3 Except as may be provided in Sections 7.1.1 and 7.1.2 above, no Pre-Pension Death Benefit (or any other death benefit) is payable under the Plan with respect to a Participant who dies prior to the date he or she would be entitled to any retirement benefit if he or she terminated employment as an Employee immediately prior to such death or who dies prior to the date as of which any retirement benefit to which he or she has become entitled to under the Plan begins to be paid to him or her.

         7.2 BENEFICIARY. For purposes of this Section 7, the "Beneficiary" of any Participant shall mean the person who is the Participant's Spouse at the time of the Participant's death; except that, if it is established to the satisfaction of a Plan representative that the Participant is not survived by a Spouse or such Spouse cannot reasonably be located, the Participant's "Beneficiary" shall be deemed to be the person or trust named by the Participant as his or her beneficiary for purposes of the Plan's Pre-Pension Death Benefit in a writing or form which is filed with the Committee prior to the Participant's death; and except that, if the Committee determines that the Participant is not survived by a Spouse or other properly designated beneficiary who can reasonably be located, the Participant's "Beneficiary" shall be deemed to be the Participant's estate.

         7.3 RULES AS TO PRE-PENSION DEATH BENEFIT IF BENEFICIARY IS PARTICIPANT'S SPOUSE. If a Participant's Beneficiary becomes entitled to a Pre-Pension Death Benefit under this Section 7 and such Beneficiary is the Participant's surviving Spouse, then the form, commencement date, and amount of such death benefit shall be determined in accordance with the following provisions:


                                       7-1

                  7.3.1 (a) Except as provided in Sections 7.3.2 and 7.3.3 below, such death benefit shall be a monthly benefit which commences as of the day which would have been the Participant's Normal Retirement Date had he or she survived (or, if such Participant dies after his or her Normal Retirement Date, the first day of the first calendar month which begins on or after the date of such Participant's death). If such Participant dies before his or her Normal Retirement Date and if the Participant's surviving Spouse so requests by written notice to a Plan representative, however, such monthly death benefit may commence to be paid as of the first day of any calendar month which begins prior to the day which would have been such Participant's Normal Retirement Date had he or she survived, but not before the first day of the first calendar month which begins after such written notice is filed with a Plan representative.

                             (b) Further, such death benefit shall be payable
for the life of the Participant's surviving Spouse, ending with the last monthly payment due for the month in which the Spouse dies.

                             (c) In addition, the monthly amount of such death
benefit shall be an amount which makes such death benefit actuarially equivalent to the monthly retirement benefit that would have been payable to the Participant under the terms of this Plan if (1) the Participant, if he or she had not yet terminated employment with the Employer prior to his or her death, had terminated such employment on the date of his or her death and (2) the Participant had survived to the date as of which such death benefit commences and began receiving as of such date his or her retirement benefit in the form of a Single Life Annuity.

                  7.3.2 Notwithstanding the foregoing, in lieu of the form in which such death benefit is otherwise payable under Section 7.3.1 above, the Participant's surviving Spouse may elect to receive such death benefit in the form of a lump sum cash payment. Such lump sum payment shall be made as of the latest of the first day of the first calendar month which begins on or after the date of the Participant's death, the first day of the first calendar month which begins on or after the date the Spouse files with an applicable Plan representative the election for the lump sum cash payment form, or the first day of the calendar month in which the lump sum payment is made. Further, the amount of such lump sum payment shall be equal to the lump sum amount that would have been payable to the Participant under the terms of this Plan if (1) the Participant, if he or she had not yet terminated employment with the Employer prior to his or her death, had terminated such employment on the date of his or her death and (2) the Participant had survived to the date as of which such death benefit is paid and began receiving as of such date his or her retirement benefit in the form of a lump sum cash payment.

                  7.3.3 Further, notwithstanding any other provision of this
Section 7.3 to the contrary, any death benefit payable under this Section 7.3 to a Participant's surviving Spouse which has a present value of $3,500 or less as of the first day of the first calendar month both which begins on or after the date of the Participant's death and during which the Plan can administratively determine and process the payment of the death benefit to the Spouse shall be converted to and paid as a lump sum cash payment as of such date (with the amount of such payment equal to such present value amount). For purposes hereof, the present value of a death

                                       7-2
benefit payable under this Section 7.3 to a Participant's surviving Spouse as of any date shall be equal to the lump sum amount that would have been payable to the Participant under the terms of this Plan if (1) the Participant, if he or she had not yet terminated employment with the Employer prior to his or her death, had terminated such employment on the date of his or her death and (2) the Participant had survived to the date as of which such death benefit is paid and began receiving as of such date his or her retirement benefit in the form of a lump sum cash payment.

         7.4 RULES AS TO PRE-PENSION DEATH BENEFIT IF BENEFICIARY IS NOT PARTICIPANT'S SPOUSE. If a Participant's Beneficiary becomes entitled to a Pre-Pension Death Benefit under this Section 7 and such Beneficiary is not the Participant's surviving Spouse, then such death benefit shall be paid in the form of a lump sum cash payment. Such lump sum payment shall be made as of the first day of the first calendar month both which begins on or after the date of the Participant's death and during which the Plan can administratively determine and process the payment of the death benefit to the Beneficiary. Further, the amount of such lump sum payment shall be equal to the lump sum amount that would have been payable to the Participant under the terms of this Plan if (1) the Participant, if he or she had not yet terminated employment with the Employer prior to his or her death, had terminated such employment on the date of his or her death and (2) the Participant had survived to the date as of which such death benefit is paid and began receiving as of such date his or her retirement benefit in the form of a lump sum cash payment.



                                       7-3

                                    SECTION 8
                                    ---------

                     MAXIMUM RETIREMENT BENEFIT LIMITATIONS
                     --------------------------------------


         8.1 MAXIMUM PLAN BENEFIT -- SEPARATE LIMITATION AS TO THIS PLAN.

                  8.1.1 GENERAL RULES. Subject to the other provisions of this
Section 8.1 but notwithstanding any other provision of this Plan to the contrary, in no event shall the annual amount of a Participant's retirement benefit under this Plan exceed the lesser of:

                             (a) $90,000, multiplied by the adjustment factor;
or

                             (b) 100% of the Participant's average annual
compensation received during the period of the three consecutive calendar years which produce the highest dollar result.


                  8.1.2 NECESSARY TERMS. For purposes of the rules set forth in this Section 8.1, the following terms shall apply:

                             (a) The "adjustment factor" shall mean the cost of
living adjustment factor prescribed by the Secretary of the Treasury or his or her delegate under Code Section 415(d) for limitation years beginning after December 31, 1987, applied to such items and in such manner as the Secretary or his or her delegate shall prescribe;

                             (b) A Participant's "compensation" shall, for
purposes of the restrictions of this Section 8.1, refer to his or her Compensation as defined in Section 1.10 above; except that, for purposes of this
Section 8, paragraph (b) of Section 1.10 above shall not apply and, for any limitation year which begins prior to January 1, 1998, paragraph (c) of Section
1.10 above shall also not apply.

                             (c) The "limitation year" for purposes of the
restrictions under this Section 8.1 shall be the Plan Year; and

                             (d) An "annual benefit" means a benefit payable in
the form of a Single Life Annuity.

                  8.1.3 ADJUSTMENT IF FORM OF BENEFIT IS OTHER THAN SINGLE LIFE ANNUITY. If a Participant's retirement benefit is paid in any form other than a Single Life Annuity, the determination as to whether the limitations set forth in this Section 8.1 are satisfied shall be made, in accordance with regulations prescribed by the Secretary of the Treasury or his or her delegate, by adjusting the retirement benefit (for this purpose only) so that it is equivalent to the retirement benefit if it were payable in the form of a Single Life Annuity. For purposes of this

                                       8-1

Section 8.1.3, however, the portion of any retirement benefit which constitutes a Qualified Joint and Survivor Annuity shall not be taken into account.

                  8.1.4 ADJUSTMENT IF BENEFIT BEGINS BEFORE SOCIAL SECURITY RETIREMENT AGE. If a Participant's retirement benefit begins before his or her Social Security Retirement Age, the determination as to whether the dollar limitation set forth in Section 8.1.1(a) above has been satisfied shall be made, in accordance with regulations prescribed by the Secretary of the Treasury or his or her delegate, by reducing such dollar limitation so that an annual benefit of such dollar limitation as so reduced and beginning when the Participant's retirement benefit begins is equivalent to an annual benefit of such dollar limitation if it were not so reduced and began at the Participant's Social Security Retirement Age. This reduction shall be made in such manner as the Secretary of the Treasury or his or her delegate may prescribe which is consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Federal Social Security Act, as amended.

                  8.1.5 ADJUSTMENT IF BENEFIT BEGINS AFTER SOCIAL SECURITY RETIREMENT AGE. If a Participant's retirement benefit begins after his or her Social Security Retirement Age, the determination as to whether the dollar limitation set forth in Section 8.1.1(a) above has been satisfied shall be made, in accordance with regulations prescribed by the Secretary of the Treasury or his or her delegate, by increasing such dollar limitation so that an annual benefit of such dollar limitation as so increased and beginning when the Participant's retirement benefit begins is equivalent to an annual benefit of such dollar limitation if it were not so increased and began at the Participant's Social Security Retirement Age.

                  8.1.6 LIMITATION ON CERTAIN ASSUMPTIONS.

                             (a) Except as provided in paragraph (b) below, for
purposes of adjusting any benefit or limitation under Section 8.1.3 or 8.1.4 above, any interest rate assumption which is used (except to the extent Internal Revenue Service Notice 87-21 provides for specific reduction factors to use in reducing the dollar limitation set forth in Section 8.1.1(a) above when the Participant's benefit is to begin at or after age 62 and prior to the Participant's Social Security Retirement Age) shall not be less than the greater of 5% per annum or the interest rate or factors specified in the Plan for making early retirement reductions.

                             (b) However, for purposes of adjusting the benefit
or limitation of any lump sum form of benefit, the applicable interest rate (as such term is defined in paragraph (f) below) shall be substituted for "5% per annum" in paragraph (a) above.

                             (c) Further, for purposes of adjusting any benefit
or limitation under Section 8.1.5 above, any interest rate assumption which is used shall not be greater than the lesser of 5% per annum or the interest rate or factors specified in the Plan for making late retirement increases.


                                       8-2

                             (d) In addition, for purposes of adjusting any
benefit or limitation under Section 8.1.3, 8.1.4, or 8.1.5 above, the mortality assumption used shall be the applicable mortality assumption (as such term is defined in paragraph (g) below).

                             (e) The provisions of paragraphs (b) and (d) above
shall not reduce any Participant's benefit under the Plan determined as of December 31, 1996, after taking into account the commencement date and form of the Participant's benefit and also after taking into account the provisions of the Prior Plans in effect on December 31, 1996.

                             (f) For purposes hereof, the "applicable interest
rate" means, with respect to adjusting any benefit or limitation applicable to any lump sum form of benefit, the annual interest rate on 30-year Treasury securities for the second calendar month which precedes the first calendar month included in the Plan Year in which the applicable lump sum form of benefit is paid (as specified by the Commissioner of Internal Revenue or his or her delegate for that month in revenue rulings, notices, or other guidance).

                             (g) Also for purposes hereof, the "applicable
mortality assumption" means, with respect to adjusting any benefit or limitation of a retirement benefit, an appropriate mortality assumption based on the mortality table prescribed by the Secretary of the Treasury or his or her delegate under Section 417(e)(3) of the Code. Such table shall be based on the prevailing commissioners' standard table (described in Section 807(d)(5)(A) of the Code) used to determine reserves for group annuity contracts issued on the date as of which the applicable retirement benefit begins to be paid or is paid in its entirety (without regard to any other subparagraph of Section 807(d)(5) of the Code).

                  8.1.7 ADJUSTMENTS IF YEARS OF PARTICIPATION OR SERVICE ARE LESS THAN TEN.

                             (a) In the case of a Participant who has less than
ten years of participation in this Plan when his or her retirement benefit commences, the dollar limitation referred to in Section 8.1.1(a) above shall be adjusted so as to be equal to such dollar limitation (determined without regard to this paragraph (a)) multiplied by a fraction. The numerator of such fraction is the Participant's years (and fraction thereof) of participation in the Plan at the time his or her benefit commences, and its denominator is ten.

                             (b) Further, in the case of a Participant who has
less than ten years of Vesting Service (disregarding for this purpose paragraph
(b) of Section 2.1.7 above), the limitation referred to in Section 8.1.1(b) above shall be adjusted so as to be equal to such limitation (determined without regard to this paragraph (b)) multiplied by a fraction. The numerator of such fraction is the Participant's years of Vesting Service (and fraction thereof), and its denominator is ten.

                             (c) In no event shall the provisions of paragraphs
(a) or (b) above reduce the limitations referred to in Section 8.1.1 above to an amount less than 1/10 of such limitations (determined without regard to this Section 8.1.7).

                                       8-3

                  8.1.8 ADJUSTMENTS IF JANUARY 1, 1987 ACCRUED BENEFIT HIGHER THAN OTHER LIMITS. If a Participant's current accrued benefit under the Prior Plans as of the first day of the limitation year beginning on January 1, 1987 exceeded the benefit limits set forth in the foregoing provisions of this
Section 8.1, then the dollar limitation referred to in Section 8.1.1(a) above shall be deemed to be not less than such current accrued benefit. For purposes hereof, the Participant's "current accrued benefit" means his or her Accrued Benefit under the Prior Plans, determined as of the close of the last limitation year beginning before January 1, 1987 but disregarding any change in the terms and conditions of the Prior Plans or this Plan after May 5, 1986 and any cost of living adjustment occurring after May 5, 1986.

                  8.1.9 COMBINING OF PLANS. If any other defined benefit plans (as defined in Section 414(j) of the Code) in addition to this Plan are maintained by the Employer or any Affiliated Employers, then the limitations set forth in this Section 8.1 shall be applied as if this Plan and such other defined benefit plans are a single plan. If any adjustment in a Participant's retirement benefit is required by this Section 8.1, such adjustment shall when necessary be made to the extent possible under the other defined benefit plan or plans in which the Participant actively participated (I.E., performed service which is taken into consideration in determining the amount of his or her benefit under the benefit formulas of the other plan or plans) at a later point in time in the applicable limitation year than he or she actively participated in this Plan (provided such other plan or plans provides for such adjustment in such situation). To the extent still necessary, such adjustment shall be made under this Plan.

                  8.1.10 REGULATIONS. Certain of the foregoing provisions of this Section 8.1 refer to regulations prescribed by the Secretary of the Treasury or his or her delegate. Prior to the issuance of any such regulation, the Plan may be construed in accordance with any other notice provided by the Internal Revenue Service which provides guidance as to the matter with which such regulation shall be concerned.

         8.2 MAXIMUM PLAN BENEFIT -- COMBINED LIMITATION FOR THIS PLAN AND OTHER DEFINED CONTRIBUTION PLANS.

                  8.2.1 GENERAL RULE. Subject to the other provisions of this
Section 8.2 but notwithstanding any other provision of this Plan to the contrary, if a Participant in this Plan also participates in one or more defined contribution plans (as defined in Section 414(i) of the Code) which are maintained by the Employer or the Affiliated Employers, then in no event shall the sum of such Participant's defined benefit plan fraction and defined contribution plan fraction for any limitation year exceed 1.0. If and to the extent necessary, the Participant's retirement benefit that is projected or payable under this Plan shall be reduced or frozen so that this limitation is not exceeded.

                  8.2.2 DEFINED BENEFIT PLAN FRACTION. For purposes of this
Section 8.2, a Participant's "defined benefit plan fraction" for any limitation year is a fraction:


                                       8-4

                             (a) The numerator of which is the Participant's
projected annual benefit under the Plan (determined as of the close of the subject limitation year); and

                             (b) The denominator of which is the lesser of (1)
1.25 multiplied by the dollar limitation in effect under Code Section 415(b)(1)(A) (and Section 8.1.1(a) above) for such limitation year or (2) 1.4 multiplied by the amount which may be taken into account for the Participant under Code Section 415(b)(1)(B) (and Section 8.1.1(b) above) by the close of such limitation year.

                  8.2.3 DEFINED CONTRIBUTION PLAN FRACTION. For purposes of this
Section 8.2, a Participant's "defined contribution plan fraction" for any limitation year is a fraction:

                             (a) The numerator of which is the sum of all of the
annual additions to the Participant's accounts under all of the defined contribution plans (and, to the extent annual additions are made thereto, defined benefit plans and welfare benefit funds) maintained by the Employer and the Affiliated Employers which have been made as of the close of the subject limitation year (including annual additions made in prior limitation years); and

                             (b) The denominator of which is the sum of the
lesser of the following amounts determined for the subject limitation year and for each prior limitation year in which the Participant performed service for the Employer or an Affiliated Employer: (1) 1.25 multiplied by the dollar limitation in effect under Code Section 415(c)(1)(A) for the applicable limitation year (determined without regard to Code Section 415(c)(6)), or (2)
1.4 multiplied by the amount which may be taken into account for the Participant under Code Section 415(c)(1)(B) for the applicable limitation year. (In general, for limitation years beginning after December 31, 1986, the dollar limitation in effect under Code Section 415(c)(1)(A) for a limitation year is the greater of $30,000 or 1/4 of the dollar limitation in effect under Code Section 415(b)(1)(A) (and Section 8.1.1(a) above) for such limitation year, and the amount which may be taken into account under Code Section 415(c)(1)(B) for a limitation year is 25% of the Participant's compensation for such limitation year.)

                  8.2.4 OTHER NECESSARY TERMS. For purposes of the rules set forth in this Section 8.2, the following terms shall apply:

                             (a) A Participant's "projected annual benefit" as
of the close of any limitation year means the annual benefit that the Participant would be entitled to under this Plan if (1) the Participant continued in employment with his or her current employer on the same basis as exists as of the close of the subject limitation year until attaining his or her Normal Retirement Date (or, if he or she has already reached such date by the close of the subject limitation year, he or she immediately terminated his or her employment), (2) the Participant's annual compensation for the subject limitation year remains the same each later limitation year until he or she terminates employment, and (3) all other relevant factors used to determine benefits under this Plan for the subject limitation year remain constant for all future limitation years.


                                       8-5

                             (b) The "annual addition" to the Participant's
accounts for a limitation year shall be determined under the provisions of the Code (and mainly Code Section 415(c)(2)) in effect for such limitation year. In general, for any limitation year beginning after December 31, 1986, the annual addition is generally the sum of employer contributions, employee contributions, and forfeitures allocated to the Participant's defined contribution plan accounts for such limitation year, plus any contributions made on behalf of the Participant for such limitation year under Code Section 415(l) or Code Section 419A(d) (E.G., contributions to a defined benefit plan for medical benefits or contributions on behalf of a key employee to a welfare benefit fund for funding post-retirement medical benefits). (It is noted that for any limitation year beginning before January 1, 1987, not all employee contributions were included in the annual addition; instead, only the lesser of the amount of the employee contributions made for such limitation year in excess of 6% of the Participant's annual compensation for such limitation year or one-half of the employee contributions made for such limitation year were counted as part of the annual addition. This determination need not be recalculated for any such pre-1987 limitation year.)

                             (c) A Participant's "compensation," the "limitation
year," and an "annual benefit" shall all have the same meanings as are given to those terms in Section 8.1.2 above.

                  8.2.5 ADJUSTMENT OF DEFINED CONTRIBUTION PLAN FRACTION. If necessary, an amount shall be subtracted from the numerator of the defined contribution plan fraction applicable to a Participant in accordance with regulations prescribed by the Secretary of the Treasury or his or her delegate so that the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction computed as of the end of the last limitation year beginning before January 1, 1987 does not exceed 1.0 for such limitation year.

                  8.2.6 COMBINING OF PLANS. If any other defined benefit plans (as defined in Section 414(j) of the Code) in addition to this Plan are maintained by the Employer or any Affiliated Employers, then the limitation set forth in this Section 8.2 shall be applied as if this Plan and such other defined benefit plans are a single plan. If any adjustment in a Participant's projected annual benefit is required by this Section 8.2, such adjustment shall be made to the extent possible under the other defined benefit plan or plans in which the Participant actively participated (I.E., performed service which is taken into consideration in determining the amount of his or her benefit under the benefit formulas used in the other plan or plans) at a later point in time in the applicable limitation year than he or she actively participated in this Plan (provided such other plan or plans provides for such adjustment in such situation). To the extent still necessary, such adjustment shall be made under this Plan.

                  8.2.7 TERMINATION OF LIMITATION. Notwithstanding any other provision of the Plan to the contrary, the provisions of this Section 8.2 shall not apply, and shall no longer be effective, for any limitation year which begins after December 31, 1999.


                                       8-6

         8.3 RESTRICTIONS ON BENEFITS PAYABLE TO CERTAIN HIGHLY COMPENSATED PARTICIPANTS. The provisions set forth in this Section 8.3 shall apply notwithstanding any other provision of this Plan.

                  8.3.1 In the event of the termination of the Plan, the benefit otherwise payable under the Plan to any Participant who is a Highly Compensated Employee (or a Former Highly Compensated Employee) with respect to the Plan Year in which such Plan termination occurs shall be limited to a benefit which is nondiscriminatory under Section 401(a)(4) of the Code. To the extent necessary, any assets otherwise allocable upon the Plan's termination under Section 13.3 below to a Participant who is a Highly Compensated Employee (or Former Highly Compensated Employee) for the Plan Year in which the Plan's termination occurs shall be reallocated to other Participants so that this provision is not violated. For purposes hereof, however, a benefit applicable to such a Highly Compensated Employee (or Former Highly Compensated Employee) upon the Plan's termination shall be considered to be nondiscriminatory under Section 401(a)(4) of the Code if each Participant who is not a Highly Compensated Employee (or Former Highly Compensated Employee) with respect to the Plan Year in which the Plan's termination occurs and who is entitled to a benefit under the Plan upon the Plan's termination receives upon such termination a proportion of the then present value of his or her Accrued Benefit under the Plan which is at least equal to the proportion of the then present value of the Accrued Benefit receivable upon the Plan's termination by such Highly Compensated Employee (or Former Highly Compensated Employee).

                  8.3.2 Subject to the provisions of Sections 8.3.3 and 8.3.4 below, prior to the complete termination of the Plan and distribution of all Plan assets, the payments made during any Plan Year to a Participant who is a Restricted Participant for such Plan Year shall be restricted to the extent necessary so that such payments do not exceed the payments that would be made for such Plan Year if the Participant's remaining Accrued Benefit under the Plan was being paid in the form of a Single Life Annuity.

                  8.3.3 (a) Subject to the provisions of Section 8.3.4 below but notwithstanding the provisions of Section 8.3.2 above, prior to the complete termination of the Plan and distribution of all Plan assets, the retirement benefit payments made during any Plan Year to a Participant who is a Restricted Participant for such Plan Year may exceed the limit set forth in Section 8.3.2 above to the extent the method under which the Participant's retirement benefit is being paid calls for such payments, provided that the Plan and the Participant establish an agreement which meets the following provisions of this
Section 8.3.3 in order to secure repayment to the Plan of any amount necessary for the distribution of assets upon the Plan's termination to satisfy Section 401(a)(4) of the Code.

                        (b) During any such Plan Year, the amount that may be required to be repaid to the Plan by the Participant is the restricted amount. For this purpose, the "restricted amount" means the excess of the accumulated amount of the retirement benefit payments made to the Participant over the accumulated amount of the Participant's nonrestricted limit. The Participant's "nonrestricted limit" for this purpose means the retirement benefit

                                       8-7
payments that could have been made to the Participant, commencing when retirement benefit payments initially commenced to the Participant, had the Participant received his or her retirement benefit in the form of a Single Life Annuity. Further, an "accumulated amount" means, with respect to any payment, the amount of such payment plus interest thereon from the date of such payment (or the date such payment would have been made) to the date of the determination of the restricted amount, compounded annually from the date of such payment (or the date such payment would have been made), at the rate determined under
Section 411(c)(2)(C) of the Code in effect on the date of the determination of the restricted amount.

                             (c) In order to secure the Participant's repayment
obligation of the restricted amount, prior to receipt of a distribution the Participant must agree that upon distribution the Participant will promptly deposit in escrow with an acceptable depositary property having a fair market value equal to at least 125% of the restricted amount. The obligation of the Participant under the repayment agreement alternatively can be secured or collateralized by posting a bond equal to at least 100% of the restricted amount. For this purpose, the bond must be furnished by an insurance company, bonding company, or other surety approved by the U.S. Treasury Department as an acceptable surety for Federal bonds. As another alternative, the Participant's obligation under the repayment agreement can be secured by a bank letter of credit in an amount equal to at least 100% of the restricted amount.

                             (d) Amounts in the escrow account in excess of 125%
of the restricted amount may be withdrawn for the Participant. Similar rules apply to the release of any liability in excess of 100% of the restricted amount where the repayment obligation has been secured by a bond or a letter of credit. If, however, the market value of the property in the escrow account falls below 110% of the restricted amount, the Participant is obligated to deposit additional property to bring the value of the property held by the depositary up to 125% of the restricted amount. In addition, the Participant may be given the right to receive any income from the property placed in escrow, subject to the obligation to maintain the value of the property as described.

                             (e) A depositary may not redeliver to the
Participant any property held under such an agreement, other than amounts in excess of 125% of the restricted amount, and a surety or bank may not release any liability on such a bond or letter of credit, unless the Committee certifies to the depositary, surety, or bank that the Participant (or the Participant's estate) is no longer obligated to repay any amount under the agreement. The Committee will make such a certification if at any time after the distribution commences either that any of the conditions of Section 8.3.4 below are met or that the Plan has terminated and the benefit received by the Participant is nondiscriminatory under Section 401(a)(4) of the Code. Such a certification by the Committee terminates the agreement between the Participant and the Plan.

                  8.3.4 The restrictions set forth in Sections 8.3.2 and 8.3.3 above shall not apply to any Participant if either: (1) after payment to such Participant of all benefits payable to him or her under the Plan, the value of all assets of the Plan equals or exceeds 110% of the then value of the Plan's current liabilities (as defined in Section 412(l)(7) of the Code); (2) the

                                     8-8
entire value of such Participant's retirement benefit under the Plan is less than 1% of the then value of the Plan's current liabilities (as defined in Section 412(l)(7) of the Code); or (3) the entire value of such Participant's retirement benefit under the Plan is $3,500 or less.

                  8.3.5 For purposes of Sections 8.3.2 through 8.3.4 above, a Participant shall be considered a "Restricted Participant" for any Plan Year if he or she is one of the 25 Highly Compensated and Former Highly Compensated Employees for such Plan Year with the greatest Compensation. In determining which of the Highly Compensated and Former Highly Compensated Employees for any Plan Year have the 25 greatest Compensations, the Compensation to be considered for any such Highly Compensated or Former Highly Compensated Employee shall be the highest Compensation he or she received in such Plan Year or any other Plan Year under which his or her Compensation or ownership in the Employer made him or her a Highly Compensated or Former Highly Compensated Employee for the subject Plan Year.


                                       8-9

                                    SECTION 9
                                    ---------

               ADDITIONAL RETIREMENT AND DEATH BENEFIT PROVISIONS
               --------------------------------------------------


         9.1 INCOMPETENCY. Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally or legally competent and of age until the date on which the Committee receives written notice that such person is incompetent or a minor for whom a guardian or other person legally vested with the care of his or her person or estate has been appointed. If the Committee finds that any person to whom a benefit is payable under the Plan is unable to care for his or her affairs because he or she is incompetent or is a minor, any payment due (unless a prior claim therefor has been made by a duly appointed legal representative) may be paid to the spouse, a child, a parent, a brother, or a sister of such person, or to any person or institution deemed by the Committee to have incurred expense for such person. If a guardian of the estate of any person receiving or claiming benefits under the Plan is appointed by a court of competent jurisdiction, benefit payments may be made to such guardian provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Committee. Any payment made pursuant to this Section 9.1 shall be a complete discharge of liability therefor under the Plan.

         9.2 COMMERCIAL ANNUITY CONTRACTS AND OTHER ADMINISTRATIVE ADJUSTMENTS OF BENEFITS.

                  9.2.1 Notwithstanding any other provision of the Plan to the contrary, in its sole discretion, the Committee may elect to distribute a retirement or death benefit by the purchase and delivery to the applicable Participant (or beneficiary) of a commercial annuity contract from an insurance company. In such an event delivery to and acceptance by such Participant (or beneficiary) of such contract shall be in complete satisfaction of any claim the Participant (or beneficiary) or any person claiming by or through such Participant (or beneficiary) may have for benefits under this Plan. The use of an annuity contract shall not itself cause any optional benefit form otherwise available to the Participant (or, if a death benefit is involved, his or her beneficiary) under the Plan to be eliminated.

                  9.2.2 Notwithstanding any other provision of the Plan to the contrary, as an administrative convenience, if the monthly amount of any retirement or death benefit which is payable under the Plan in the form of an Annuity would otherwise be less than $50, the Committee may direct that such benefit begin to be paid in quarterly installments instead of monthly installments at any time.

         9.3 TIMING OF BENEFIT DISTRIBUTIONS. For purposes of the Plan, each benefit payment under the Plan shall always be made "as of" a certain date specified in an appropriate section of the Plan, which means that the amount of the payment shall be determined as of such date and the actual payment shall be made on or as soon as practical after such date (to allow the Plan time to ascertain the applicable person's entitlement to a benefit and the amount of such benefit and to process and payout such benefit). Further, the date "as of" which a benefit

                                       9-1
commences to be paid to a person under the Plan is sometimes called such benefit's "commencement date" in the other provisions of this Plan. If a person entitled to a benefit hereunder dies subsequent to the date as of which such payment was to have been made but, because of administrative reasons, prior to the actual payment thereof, such benefit shall be paid to his or her estate. If, notwithstanding the foregoing, a Participant (or a beneficiary claiming through him or her) who is entitled to a benefit hereunder cannot reasonably be located, then such benefit shall thereupon be deemed forfeited. If, however, the lost Participant (or the beneficiary claiming through him or her) thereafter makes a claim for the amount previously forfeited hereunder, such benefit shall be paid or commence, with any unpaid installments thereof which otherwise would have previously been paid also being paid (but without any interest credited on such unpaid installments), as soon as administratively possible.

         9.4 NONALIENATION OF BENEFITS. To the extent permitted by law, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, whether voluntary or involuntary, nor shall any such benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled to such benefit. The Committee shall, however, adopt procedures as necessary so as to allow benefits to be assigned in connection with qualified domestic relations orders (as defined in and in accordance with the provisions of Section 206(d) of ERISA and Section 414(p) of the Code). In this regard, the Plan will permit a benefit to be paid at any time to a Participant's alternate payee (as also is defined in ERISA Section 206(d) and Code Section 414(p)) if directed by a qualified domestic relations order and in compliance with all requirements applicable to a qualified domestic relations order, even if the Participant has not yet ceased to be an Employee and has not attained his or her earliest retirement date (again as defined in ERISA Section 206(d) and Section 414(p) of the Code).

         9.5 ACTUARIAL ASSUMPTIONS.

                  9.5.1 Under this Plan, any reference to actuarial equivalent, actuarially equivalent, or actuarial equivalence means or refers to equality in value of the aggregate amounts of a benefit when compared to the aggregate amounts of such benefit if paid or determined in a different form, at a different time, or both in a different form and at a different time, as the case may be.

                  9.5.2 When the Plan requires the determination of an initial credit amount to be credited to any Participant's Cash Balance Account under
Section 4.2 above, the actuarial assumptions to be used in calculating the present value of the Participant's accrued benefit under the Prior Plans shall be the assumptions set forth in part 1 of Schedule A to this Plan.

                  9.5.3 Unless otherwise set forth in an applicable section of the Plan, when the Plan requires a determination that a benefit, if it were paid in the form of an Annuity and to commence as of any particular date, would be actuarially equivalent to such benefit if it were to be paid in a different form of Annuity but to commence as of the same date, the actuarial

                                       9-2
assumptions to be used in making such determination shall be the assumptions set forth in part 2 of Schedule A to this Plan.

                  9.5.4 In addition, unless otherwise set forth in an applicable section of the Plan, when the Plan requires (1) a determination that a benefit, if it were paid in the form of a Single Life Annuity which commences as of any date, is actuarially equivalent to the amount credited to a Participant's Cash Balance Account as of such date or any earlier date, (2) a determination that a benefit, if it were paid in the form of a lump sum cash payment which is made as of any date, is actuarially equivalent to such benefit if it were to be paid in the form of a Single Life Annuity which commences as of such date or any later date, or (3) a determination of the present value of a benefit, the actuarial assumptions to be used in making such determination shall be the applicable mortality assumption and the applicable interest rate. For this purpose, the "applicable mortality assumption" means an appropriate mortality assumption based on the mortality table prescribed by the Secretary of the Treasury or his or her delegate under Section 417(e)(3) of the Code. Such table shall be based on the prevailing commissioners' standard table (described in Section 807(d)(5)(A) of the Code) used to determine reserves for group annuity contracts issued on the date as of which the lump sum payment is determined (without regard to any other subparagraph of Section 807(d)(5) of the Code). Also for this purpose, the "applicable interest rate" means the annual interest rate on 30-year Treasury securities for the second calendar month which precedes the first calendar month included in the Plan Year in which the lump sum payment is made (as specified by the Commissioner of Internal Revenue or his or her delegate for that month in revenue rulings, notices, or other guidance).

                  9.5.5 Except as otherwise provided in applicable Treasury regulations, if this Plan is amended to change any of the actuarial assumptions used in the Plan to determine actuarial equivalence or the present value of a benefit, then any Plan benefit applicable to a Participant who is a Participant on the effective date of the amendment which is determined in part by using the Plan's factors for determining actuarial equivalence or present or lump sum value shall have its amount determined in accordance with the provisions of the Plan in effect as of the date the benefit is to commence or be paid; except that if the value of such benefit would be increased by both (1) substituting the Participant's Accrued Benefit determined as of the day next preceding the effective date of the amendment for the Participant's then current Accrued Benefit and (2) substituting the actuarial assumptions used in the Plan which were in effect as of the day next preceding the effective date of the amendment for the then current actuarial assumptions, such substitutions shall be made for purposes of such determination.

         9.6 APPLICABLE BENEFIT PROVISIONS. Subject to Sections 6.6 and 6.7 above, any benefit to which a Participant becomes entitled (or any death benefit to which such Participant's Spouse or other beneficiary becomes entitled) shall be determined on the basis of the provisions of the Plan in effect as of the earlier of the date the Participant last terminates employment with the Employer or his or her Required Commencement Date notwithstanding any amendment to the Plan adopted subsequent to such date, except for subsequent amendments which are by their specific terms or by applicable law made applicable to such Participant (or his or her Spouse or other beneficiary).

                                       9-3

         9.7 COVERAGE OF PRE-EFFECTIVE AMENDMENT DATE PARTICIPANTS.

                  9.7.1 Except as is otherwise specifically provided in this Plan, the provisions of this Plan only apply to persons who become Participants in this Plan under Section 3 above and to benefits which have not begun to be paid prior to the Effective Amendment Date. However, any person who was a participant in one or more Prior Plans and, while never becoming a Participant in this Plan under Section 3 above, still had a nonforfeitable right to an unpaid benefit under the Prior Plans as of the date immediately preceding the Effective Amendment Date shall be considered a participant in this Plan to the extent of his or her interest in such benefit. The amount of such benefit, the form in which such benefit is to be paid, and the conditions (if any) which may cause such benefit not to be paid shall, except as otherwise specifically provided in this Plan or in the Prior Plans, be determined solely by the versions of the Prior Plans in effect at the time he or she retired or terminated employment with the Employer.

                  9.7.2 Notwithstanding the foregoing or any other provision of the Prior Plans, because the Prior Plan which was named the Pension Plan for Employees of Broadway Stores Inc. (for purposes of this Section 9.7.2, the "Broadway Main Plan") and the Prior Plan which was named the Supplemental Pension Plan for Hourly Employees of The Emporium (for purposes of this Section 9.7.2, the "Emporium Plan") determined benefits prior to the Effective Amendment Date on the basis of an accrual computation period which began on a July 1 and ended the next following June 30, the following provisions apply to such Prior Plans in determining any benefits accrued under such plans from July 1, 1996 through December 31, 1996:

                             (a) For purposes of determining any benefits
accrued under the Broadway Main Plan for the period from July 1, 1996 through December 31, 1996 (and only for such purposes), any reference to a "Plan Year" contained in Section 4.1(iv)(a) and (b) of such plan shall be deemed to refer to the period which began July 1, 1996 and ended December 31, 1996 and any factor contained in Section 4.1(iv)(a) and (b) of such plan (.01 or 0.15) shall be multiplied by 50% before being used.

                             (b) For purposes of determining any benefits
accrued under the Emporium Plan for the period from July 1, 1996 through December 31, 1996 (and only for such purposes), any reference to the "Plan Year" contained in clause (ii) of the definition of Credited Service set forth under
Section 1.2 of such plan shall be deemed to refer to the period which began July 1, 1996 and ended December 31, 1996 and the provision in such clause (ii) that indicates that Credited Service granted for any Plan Year may not exceed one year shall be deemed to indicate that Credited Service granted for any Plan Year may not exceed one-half of a year.


                                       9-4

         9.8 FORFEITURES.

                  9.8.1 A Participant who terminates employment with the Employer shall forfeit any portion of his or her Accrued Benefit which he or she is not entitled to receive as a retirement benefit under the provisions of the Plan (the "nonvested Accrued Benefit") as of the earlier of (1) the date he or she receives a complete distribution of the portion of his or her Accrued Benefit which he or she is entitled to receive as a retirement benefit under the provisions of the Plan (the "vested Accrued Benefit") or (2) the date he or she incurs a Six-Year Break-in-Service commencing after such termination of employment. For purposes hereof, a Participant who terminates employment with the Employer at a time when he or she has no vested Accrued Benefit at all shall be deemed to have received a complete distribution of his or her vested Accrued Benefit on the date of such termination of employment.

                  9.8.2 If a Participant who forfeits any portion of his or her Accrued Benefit under Section 9.8.1 above is rehired by the Employer as an Employee by the earlier of the sixth annual anniversary of the date on which he or she completes his or her first Hour of Service after his or her reemployment or the end of the first Six-Year Break-in-Service commencing after his or her prior termination of employment with the Employer, he or she may repay to the Plan the amount of the vested portion of his or her Accrued Benefit which he or she previously received, plus interest thereon from the date of such distribution to the date of repayment, compounded annually from the date of distribution, at the rate determined under Section 411(c)(2)(C) of the Code in effect on the date of repayment. If such repayment is made, or if such Participant had not had any vested interest in his or her Accrued Benefit at the time of his or her prior termination of employment with the Employer, the portion of his or her Accrued Benefit which had previously been forfeited shall be restored to his or her credit under the Plan.

         9.9 DIRECT ROLLOVER DISTRIBUTIONS.

                  9.9.1 Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 9.9, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution otherwise payable to him or her paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                  9.9.2 For purposes of this Section 9.9, the following terms shall have the meanings indicated below:

                             (a) An "eligible rollover distribution" means, with
respect to any distributee, any distribution of all or any portion of the entire benefit otherwise payable under the Plan to the distributee, except that an eligible rollover distribution does not include: (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; (2) any distribution to the extent such distribution is required to be

                                       9-5
made under Section 401(a)(9) of the Code; and (3) the portion of any distribution that is not includable in gross income of the distributee for purposes of Federal income tax.

                             (b) An "eligible retirement plan" means, with
respect to any distributee's eligible rollover distribution, an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in
Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to a distributee who is a distributee by reason of being the surviving Spouse of a Participant, an "eligible retirement plan" means only an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code.

                             (c) A "distributee" means a Participant. In
addition, a Participant's surviving Spouse, or a Participant's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order (as defined in Section 414(p) of the Code), is a distributee with regard to any interest of the Participant which becomes payable under the Plan to such Spouse or former Spouse.

                             (d) A "direct rollover" means, with respect to any
distributee, a payment by the Plan to an eligible retirement plan specified by the distributee.

                  9.9.3 The Committee may prescribe reasonable rules in order to provide for the Plan to meet the provisions of this Section 9.9. Any such rules shall comply with the provisions of Code Section 401(a)(31) and any applicable Treasury regulations which are issued with respect to the direct rollover requirements. For example, subject to meeting the provisions of Code Section 401(a)(31) and applicable Treasury regulations, the Committee may: (1) prescribe the specific manner in which a direct rollover will be made by the Plan, whether by wire transfer to the eligible retirement plan, by mailing a check to the eligible retirement plan, by providing the distributee a check made payable to the eligible retirement plan and directing the distributee to deliver the check to the eligible retirement plan, and/or by some other method; (2) prohibit any direct rollover of any eligible rollover distributions payable during a calendar year to a distributee when the total of such distributions is less than $200; or
(3) refuse to make a direct rollover of an eligible rollover distribution to more than one eligible retirement plan.



                                       9-6

                                   SECTION 10
                                   ----------

                                   TRUST FUND
                                   ----------


         10.1 CONTRIBUTIONS. The Employer shall fund the Plan in such amounts and at such times as are decided by the Employer. The Employer shall, in determining its contributions to the Plan, take into account the advice of the Actuary as to the level of contributions needed for the Plan to meet the minimum funding requirements of Section 412 of the Code and the regulations thereunder. Such level of contributions shall be determined on the basis of actuarial computations made from time to time by the Actuary. Forfeitures which occur as a result of death, termination of employment, or for any other reason shall be applied to reduce the cost of the Plan and shall not operate to increase the benefits otherwise payable under the Plan.

         10.2 PROHIBITION AGAINST REVERSION. Notwithstanding any provision of the Plan to the contrary, the Employer shall not have any present or prospective right, claim, or interest in the Trust Fund or in any contribution made to the Trustee prior to the satisfaction of all liabilities with respect to Participants and beneficiaries under the Plan. This Section 10.2 shall not be amended or revoked in any manner whatsoever to the end that any part of the corpus or income of the Trust Fund may be used for or converted to purposes other than for the exclusive benefit of such persons prior to the satisfaction of all liabilities with respect to them; provided, however, that the Employer shall still have the right to direct, and shall so direct, the Trustee (1) to return any portion of a contribution which was made under mistake of fact as described in ERISA Section 403(c)(2)(A), provided the return is made within one year after the contribution is made, and (2) to return any portion of a contribution for which a deduction is denied under Section 404 of the Code, provided the contribution was made on the condition that it was deductible in full and the return is made within one year after the disallowance of the deduction as described in ERISA Section 403(c)(2)(C). In this regard, any contribution made to the Plan is made on the condition that it is deductible in full, except to the extent it is required to meet the minimum funding requirements of Code Section 412 regardless of its deductibility.

         10.3 INVESTMENT OF TRUST FUND. The Trustee shall hold and, except to the extent that the Committee appoints one or more investment managers, shall invest, reinvest, manage, and administer the Employer's contributions and the assets of the Plan and the increment, increase, earnings, and income thereof as a Trust Fund for the exclusive benefit of Participants and their beneficiaries. The Committee shall establish a funding policy to insure adequate liquidity for the payment of benefits under the Plan.



                                      10-1

                                   SECTION 11
                                   ----------

                                NAMED FIDUCIARIES
                                -----------------


         Any person, committee, or entity which is designated or appointed under the Plan or the Trust (or under a procedure set forth in the Plan or the Trust) to have any responsibility for the control, management, or administration of this Plan or the assets thereof (each such fiduciary being hereinafter referred to individually as a "Named Fiduciary" and collectively as the "Named Fiduciaries") shall have only such powers and responsibilities as are expressed in the Plan or the Trust or are provided for in the procedure by which he or she is designated or appointed, and any power or responsibility for the control, management, or administration of the Plan or Trust Fund which is not expressly allocated to any Named Fiduciary, or with respect to which an allocation is in doubt, shall be deemed allocated to Federated. Each Named Fiduciary shall have no responsibility to inquire into the acts or omissions of any other Named Fiduciary in the exercise of powers or the discharge of responsibilities assigned to such other Named Fiduciary under the Plan.

         Any Named Fiduciaries may, by agreement among themselves, allocate any responsibility or duty, other than the responsibility of the Trustee for the management and control of the Trust Fund within the meaning of Section 405(c) of ERISA, assigned to a Named Fiduciary hereunder to one or more other Named Fiduciaries, provided, however, that any agreement respecting such allocation must be in writing and filed with the Committee for placement with the records of the Plan. No such agreement shall be effective as to any Named Fiduciary which is not a party thereto until such Named Fiduciary has received written notice of such agreement from the Named Fiduciaries involved. Any Named Fiduciary may, by written instrument filed with the Committee for placement with the records of the Plan, designate a person who is not a Named Fiduciary to carry out any of its responsibilities under the Plan, other than the responsibility of the Trustee for the management and control of the Trust Fund within the meaning of Section 405(c) of ERISA, provided, however, that no such designation shall be effective as to any other Named Fiduciary until such other Named Fiduciary has received written notice thereof.

         Any Named Fiduciary, or a person designated by a Named Fiduciary to perform any responsibility of a Named Fiduciary pursuant to the procedure described in the preceding paragraph, may employ one or more persons to render advice with respect to any responsibility such Named Fiduciary has under the Plan or such person has by reason of such designation. A person may serve the Plan in more than one fiduciary capacity and may be a Participant.



                                      11-1

                                   SECTION 12
                                   ----------

                     ADMINISTRATIVE AND INVESTMENT COMMITTEE
                     ---------------------------------------


         12.1 APPOINTMENT OF COMMITTEE. The Board shall appoint the Committee, the members of which may be officers or other employees of the Employer or any other persons. The Committee shall be composed of not less than three members, each of whom shall serve at the pleasure of the Board, and vacancies in the Committee arising by reason of resignation, death, removal, or otherwise shall be filled by the Board. Any member may resign of his or her own accord by delivering his or her written resignation to the Board.

         12.2 GENERAL POWERS OF COMMITTEE.

                  12.2.1 The Committee shall administer the Plan, is authorized to make such rules and regulations as it may deem necessary to carry out the provisions of the Plan, and is given complete discretionary authority to determine any person's eligibility for benefits under the Plan, to construe the terms of the Plan, and to decide any other matters pertaining to the Plan's administration. The Committee shall determine any question arising in the administration, interpretation, and application of the Plan, which determination shall be binding and conclusive on all persons. In the administration of the Plan, the Committee may: (1) employ or permit agents to carry out nonfiduciary and/or fiduciary responsibilities (other than trustee responsibilities as defined in Section 405(c)(3) of ERISA), and (2) provide for the allocation of fiduciary responsibilities (other than trustee responsibilities as defined in Section 405(c)(3) of ERISA) among its members. Actions dealing with fiduciary responsibilities shall be taken in writing, and the performance of agents, counsel, and fiduciaries to whom fiduciary responsibilities have been delegated shall be reviewed periodically.

                  12.2.2 Further, the Committee shall administer the Plan and adopt such rules and regulations as in the opinion of the Committee are necessary or advisable to implement and administer the Plan and to transact its business. In performing their duties, the members of the Committee shall act solely in the interest of the Participants of the Plan and their beneficiaries and:

                             (a) for the exclusive purpose of providing benefits
to Participants and their beneficiaries;

                             (b) with the care, skill, prudence, and diligence
under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

                             (c) in accordance with the documents and
instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of title I of ERISA.

                                      12-1

                  12.2.3 Notwithstanding the foregoing provisions of this
Section 12.2, if the Committee cannot reasonably and economically determine or verify, with respect to any Employee or a class of Employees, service, compensation, date of hire, date of termination, or any other pertinent factor in the administration of the Plan, the Committee shall adopt, with respect to such Employee or class of Employees, reasonable and uniform assumptions regarding the determination of such factor or factors, provided that no such assumption shall (1) discriminate in favor of Highly Compensated Employees, (2) reduce or eliminate a protected benefit (within the meaning of Treas. Reg.
Section 1.411(d)-4), or (3) operate to the disadvantage of such Employee or class of Employees.

                  12.2.4 Unless otherwise provided in the Trust, the Committee shall also establish guidelines with respect to the investment of all funds held by the Trustee under the Plan and to make or direct all investments pursuant thereto.

                  12.2.5 For purposes hereof, any party which has been authorized by the Plan or under a procedure authorized under the Plan to perform fiduciary and/or nonfiduciary administrative duties hereunder, whether such party is the Committee, Federated, an agent appointed or permitted by the Committee to carry out its duties, or otherwise, shall, when properly acting within the scope of his or her or its authority, sometimes be referred to in the Plan as a "Plan representative" or, if appointed by the Committee directly to be an agent thereof, a "Committee representative."

         12.3 RECORDS OF PLAN. The Committee shall maintain or cause to be maintained records showing the fiscal transactions of the Plan, and shall keep or cause to be kept in convenient form such data as may be necessary for valuations of assets and liabilities of the Plan. The Committee shall prepare or have prepared annually a report showing in reasonable detail the assets and liabilities of the Plan and giving a brief account of the operation of the Plan for the past Plan Year. In preparing this report, the Committee may rely on advice received from the Trustee or other persons or firms selected by it or may adopt a report on such matters prepared by the Trustee.

         12.4 ACTIONS OF COMMITTEE. The Committee shall appoint a Chairman and a Secretary and such other officers, who may be, but need not be, members of the Committee, as it shall deem advisable. The Committee shall act by a majority of its members at the time in office, and any such action may be taken either by a vote at a meeting or in writing without a meeting. The Committee may by such majority action appoint subcommittees and may authorize any one or more of the members or any agent to execute any document or documents or to take any other action, including the exercise of discretion, on behalf of the Committee. The Committee may provide for the allocation of responsibilities for the operation and maintenance of the Plan.

         12.5 COMPENSATION OF COMMITTEE AND PAYMENT OF PLAN ADMINISTRATIVE AND INVESTMENT CHARGES. Unless otherwise determined by the Board, the members of the Committee shall serve without compensation for services as such. All expenses of the administration and investment of the Plan (excluding brokerage fees, expenses related to securities transactions, and any taxes

                                      12-2
on the assets held in the Trust Fund, which expenses shall only be payable out of the Trust Fund), including, without limitation, premiums due the Pension Benefit Guaranty Corporation and the fees and charges of the Trustee, any investment manager, any actuary, any attorney, any accountant, any specialist, or any other person employed by the Committee or Federated in the administration of the Plan, shall be paid out of the Trust Fund (or, if the Employer so elects, by the Employer directly). In this regard, the Plan administrative and investment expenses which shall be paid out of the Trust Fund (unless the Employer elects to pay them itself) shall also include compensation payable to any employees of the Employer or any Affiliated Employer who perform administrative or investment services for the Plan to the extent such compensation would not have been sustained had such services not been provided, to the extent such compensation can be fairly allocated to such services, to the extent such compensation does not represent an allocable portion of overhead costs or compensation for performing "settlor" functions (such as services incurred in establishing or designing the Plan), and to the extent such compensation does not fail for some other reason to constitute a "direct expense" within the meaning of 29 C.F.R. 2550.408c-2(b)(3).

         12.6 LIMITS ON LIABILITY. Federated and each other Employer shall hold each member of the Committee harmless from any loss, damage, or depreciation which may result in connection with the execution of his or her duties or the exercise of his or her discretion or from any other act or omission hereunder, except when due to his or her own gross negligence or willful misconduct. Federated and each other Employer shall indemnify and hold harmless each member of the Committee from any and all claims, losses, damages, expenses (including counsel fees approved by the Committee), and liabilities (including any amounts paid in settlement with such Committee's approval) arising from any act or omission of the member, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such member.

         12.7 CLAIMS PROCEDURE.

                  12.7.1 In general, benefits due under this Plan will be paid only if the applicable Participant (or beneficiary of a deceased Participant) files a written notice with a Plan representative electing to receive such benefits, except to the extent otherwise required under the Plan. Further, if a Participant (or a person claiming through a Participant) has a dispute as to the failure of the Plan to pay or provide a benefit, as to the amount of benefit paid, or as to any other matter involving the Plan, the Participant (or such person) may file a claim for the benefit or relief believed by the Participant (or such person) to be due. Such claim must be provided by written notice to the Committee or any Committee representative designated by the Committee for this purpose. The Committee will decide any claims made pursuant to this Section 12.7.

                  12.7.2 If a claim made pursuant to Section 12.7.1 above is denied, in whole or in part, notice of the denial in writing will be furnished by the Committee or a Committee representative to the claimant within 90 days after receipt of the claim by the Committee or the Committee representative; except that if special circumstances require an extension of time for

                                      12-3
processing the claim, the period in which the Committee or the Committee representative is to furnish the claimant written notice of the denial will be extended for up to an additional 90 days (and the Committee or the Committee representative will provide the claimant within the initial 90-day period a written notice indicating the reasons for the extension and the date by which the Committee or the Committee representative expects to render the final decision). The final notice of denial will be written in a manner designed to be understood by the claimant and set forth: (1) the specific reasons for the denial, (2) specific reference to pertinent Plan provisions on which the denial is based, (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and (4) information as to the steps to be taken if the claimant wishes to appeal such denial of his claim. If no written notice is provided the claimant within the applicable 90-day period or 180-day period, as the case may be, the claimant may assume his or her claim has been denied and go immediately to the appeal process set forth in Section 12.7.3 below.

                  12.7.3 Any claimant who has a claim denied under Sections
12.7.1 and 12.7.2 above may appeal the denied claim to the Committee (or any Committee representative designated by the Committee to perform this review). Such an appeal must, in order to be considered, be filed by written notice to the Committee (or such Committee representative) within 60 days of the receipt by the claimant of a written notice of the denial of his or her initial claim (unless it was not reasonably possible for the claimant to make such appeal within such 60-day period, in which case the claimant must file his or her appeal within 60 days after the time it becomes reasonable for him or her so to file an appeal). If any appeal is filed in accordance with such rules, the claimant, and any duly authorized representative of the claimant, will be given the opportunity to review pertinent documents and submit issues and comments in writing. A formal hearing may be allowed in its discretion by the Committee (or such Committee representative) but is not required.

                  12.7.4 Upon any appeal of a denied claim made pursuant to
Section 12.7.3 above, the Committee (or such Committee representative who has the authority to decide the appeal) will provide a full and fair review of the subject claim and decide the appeal within 60 days after the filing of the appeal; except that if special circumstances require an extension of time for processing the appeal, the period in which the appeal is to be decided will be extended for up to an additional 60 days (and the party deciding the appeal will provide the claimant written notice of the extension prior to the end of the initial 60-day period). The decision on appeal will be set forth in a writing designed to be understood by the claimant, specify the reasons for the decision and references to pertinent Plan provisions on which the decision is based, and be furnished to the claimant by the Committee (or such Committee representative) within the 60-day period or 120-day period, as is applicable, described above.

                  12.7.5 The Committee may prescribe additional rules which are consistent with the other provisions of this Section 12.7 in order to carry out the Plan's claim procedures.


                                      12-4

         12.8 LIMITS ON DUTIES. The Committee shall have no duty to independently verify any information supplied by the Employer and shall have no duty or responsibility to collect from the Employer all or any portion of any Employer contribution to the Plan. The Committee also shall have no duty or responsibility to verify the status of any Employee or former Employee under this Plan or to determine the identity or address of any person who is or may become entitled to the payment of any benefit from this Plan, and the Committee shall be entitled to delay taking any action respecting the payment of any benefit until the identity of the person entitled to such benefit and his or her address have been certified by the Employer.

         12.9 APPOINTMENT OF INVESTMENT MANAGER.

                  12.9.1 The Committee, as a Named Fiduciary under the Plan, may appoint in writing a person, or more than one person, who (1) is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Act"), (2) is a Bank, as defined in the Act, or (3) is an insurance company which is qualified, within the meaning of Section 3(38) of ERISA, to manage, acquire, and dispose of the assets of an employee benefit plan, as an investment manager for all or a specified portion of the assets of the Trust Fund. A person who is appointed as an investment manager shall have the sole power, without prior consultation with the Trustee, to manage and direct the acquisition and disposition of the assets of the Trust Fund which specifically are allocated by the Committee to that person's management account (his or her "Management Account"). The Committee at its discretion may terminate the appointment of any person as an investment manager and may cause assets to be added or deleted from any such person's Management Account.

                  12.9.2 The effective date of the appointment of a person as an investment manager shall be the date such person delivers to the Committee and to the Trustee a written statement which in the Committee's judgment adequately covers items (a) through (d) below:

                             (a) An acknowledgment (1) that such person is a
Plan fiduciary within the meaning of Section 3(21)(A) of ERISA and (2) that such person has assumed sole responsibility for the management and the direction of the acquisition and disposition of the Trust Fund assets in his or her Management Account;

                             (b) A representation that such person is registered
as an investment adviser under the Act, is a Bank as defined in the Act, or as an insurance company has the power within the meaning of Section 3(38)(A) of ERISA to manage, acquire, and dispose of the assets of an employee benefit plan;

                             (c) The names and signatures of individuals who are
authorized to act on behalf of such person in connection with the management of his or her Management Account (the "List"), which List may be amended from time to time by delivering written notice thereof to the Committee and to the Trustee and which List may be relied upon by them; and


                                      12-5

                             (d) If appropriate and negotiable, an agreement
that such person shall immediately notify the Committee of the commencement of any Securities and Exchange Commission investigation of any of his or her investment activities which may result either in a censure under the Act or in the suspension or revocation of his or her registration as an investment adviser under the Act.

                  12.9.3 The Committee may enter into a contract with an investment manager in connection with his or her appointment as such, which agreement may be subject to such terms and conditions as the Committee deems appropriate under the circumstances, including the following types of provisions:

                             (a) The appointment as investment manager may be
terminated on the delivery of 30 days' prior written notice;

                             (b) If appropriate, the appointment shall be
automatically terminated in the event the investment manager's registration as an investment adviser under the Act is suspended or revoked, such automatic termination to be effective coincident with such suspension or revocation;

                             (c) The investment manager shall make reports to
the Committee describing all transactions with respect to his or her Management Account for each agreed upon reporting period; and

                             (d) All fees or other agreed upon compensation for
services rendered to the Plan by the investment manager shall be paid out of the Trust Fund (or, if the Employer so elects, by the Employer directly).

                  12.9.4 An investment manager may exercise his or her powers through written directions or, at his or her option, may communicate such directions orally and as soon as practicable thereafter confirm them in writing, provided all directions, written or oral, shall be communicated by or, as applicable, signed by one of the individuals whose name and signature appear on the List, or the investment manager may communicate and confirm such instructions in any manner agreed upon between the investment manager and the Trustee. The Trustee shall follow all such directions from an investment manager, and shall not be liable in any respect to any person for acting in accordance with such directions or for failing to act in the absence of such directions. Pending receipt of directions from the investment manager, any cash received by the Trustee from time to time for his or her Management Account may be retained by it in short term investments as may be prudent under all of the facts and circumstances then prevailing, including, without limitation, savings accounts, commingled short term investment funds, commercial paper, and governmental securities.

                  12.9.5 The Committee shall establish an investment policy for each investment manager and such policy shall preclude investments in employer securities and employer real property within the meaning of Section 407 of ERISA except to the extent that such investments

                                      12-6
are allowable under ERISA. The Committee in addition shall implement an investment manager performance review procedure and pursuant thereto shall regularly review the performance of the investment manager to determine whether his or her appointment as such should be continued. The period between such reviews shall be determined by considering all the relevant facts and circumstances, including the volume of Trust Fund transactions.



                                      12-7

                                   SECTION 13
                                   ----------

                            TERMINATION OR AMENDMENT
                            ------------------------


         13.1 RIGHT AND PROCEDURE TO TERMINATE. Federated and each other Employer expects this Plan to be continued indefinitely, but Federated reserves the right to terminate the Plan in its entirety. The procedure for Federated to terminate this Plan in its entirety is as follows. In order to completely terminate the Plan, the Board shall adopt resolutions, pursuant and subject to the regulations or by-laws of Federated and any applicable law, and either at a duly called meeting of the Board or by a written consent in lieu of a meeting, to terminate this Plan. Such resolutions shall set forth therein the effective date of the Plan's termination. In the event the Board adopts resolutions completely terminating the Plan, the provisions of Sections 13.2 and 13.3 below shall apply.

         13.2 FULL VESTING UPON TERMINATION. Should this Plan be completely terminated pursuant to action of the Board under Section 13.1 above, or should a partial termination of this Plan occur under any facts and circumstances, then the Accrued Benefit, determined as of the date of the complete or partial termination and to the extent then funded, of each affected Participant shall immediately become fully vested and nonforfeitable as a result of such termination.

         13.3 ALLOCATION OF ASSETS ON TERMINATION.

                  13.3.1 Unless otherwise directed by the Pension Benefit Guaranty Corporation (the "PBGC"), upon the complete termination of the Plan, the Committee shall direct the allocation of the net assets of the Trust Fund among the Participants, and their beneficiaries under the Plan, in the following steps of priority:

                             (a) Step One:

                                      (i) in the case of any Annuity benefit
which had commenced as of the beginning of the three-year period ending on the date of termination, to each such benefit, based on the provisions of the Plan (as in effect during the five-year period ending on such date) under which such benefit would be the least, and

                                      (ii) in the case of any Annuity benefit
which would have commenced as of the beginning of such three-year period if the Participant had retired prior to the beginning of that period and if his or her benefit had commenced in the normal form of Annuity provided under the Plan as of the beginning of such period, to each such benefit based on the provisions of the Plan (as in effect during the five-year period ending on such date) under which such benefit would be the least.


                                      13-1

For purposes of subparagraph (i) above, the lowest benefit payable during the applicable three-year period shall be considered to be the benefit payable for such entire period.

                             (b) Step 2:

                                      (i) to all other benefits (if any) under
the Plan which are guaranteed by the PBGC under title IV of ERISA, determined without regard to Section 4022B(a) of ERISA, and

                                      (ii) to the additional benefits (if any)
which would be determined under subparagraph (i) above if ERISA Section 4022(b)(5) does not apply.

For purposes of this Step Two, Section 4021 of ERISA shall be applied without regard to subsection (c) thereof.

                             (c) Step Three: to all other nonforfeitable
benefits under the Plan (determined without regard to such benefits which become nonforfeitable solely because of the termination of the Plan).

                             (d) Step Four: to all other benefits under the
Plan.

         13.3.2 For purposes of taking the steps described in Section 13.2.1 above:

                             (a) The amount allocated under any step in Section
13.3.1 above with respect to any benefit shall be properly adjusted for any allocation of assets with respect to that benefit under a prior step in that Section;

                             (b) If the assets available for allocation under
any step (other than Step Three) are insufficient to satisfy in full the benefits of all individuals which are described in that step, the assets shall be allocated pro-rata among such individuals on the basis of the present value (as of the termination date) of their respective benefits described in that step;

                             (c) If the assets available for allocation under
Step Three are not sufficient to satisfy in full the benefits of the individuals described in that step, then:

                                      (i) Except as provided in subparagraph
(ii) below, the assets shall be allocated to the benefits of individuals described in Step Three on the basis of the benefits of those individuals which would have been described in such Step Three under the Plan as in effect at the beginning of the five-year period ending on the date of Plan termination; and

                                      (ii) If the assets available for
allocation under subparagraph (i) above are sufficient to satisfy in full the benefits described in subparagraph (i) above (without regard to the provisions of this subparagraph (ii)), then for purposes of subparagraph (i) above the benefits of the individuals described therein shall be determined on the basis of the Plan as

                                      13-2
amended by the most recent Plan amendment effective during such five-year period under which the assets available for allocation are sufficient to satisfy in full the benefits of the individuals described in subparagraph (i) above and any assets remaining to be allocated shall be allocated on a pro-rata basis to the additional benefits which would have been described in subparagraph (i) above under the next succeeding Plan amendment effective during such period; and

                             (d) If the allocations made pursuant to this
Section 13.3 (without regard to this paragraph (d)) result in discrimination prohibited by Section 401(a)(4) of the Code, then, to the extent required to prevent the disqualification of the Plan (or any trust established under the Plan) under Section 401(a)(4) of the Code: (1) the assets allocated under clause
(ii) of Step Two, under Step Three, and under Step Four shall be reallocated to the extent necessary to avoid such discrimination, and, if still necessary to avoid such discrimination after such reallocation, (2) the assets otherwise allocable to benefits which are limited or restricted under Section 8.3 above (and which are not otherwise allocated to subparagraph (ii) of Step Two, to Step Three, or to Step Four under clause (1) above) shall also be reallocated to the extent necessary to avoid such discrimination.

                  13.3.3 Upon a complete termination of the Plan, the Committee shall determine, and direct the Trustee accordingly, from among the following methods, the method of discharging and satisfying all obligations on behalf of Participants affected by the termination: (1) by the purchase and distribution of Annuity contracts; or (2) by a combination of the purchase and distribution of Annuity contracts and the liquidation and distribution of the assets of the Plan. Any distribution made by reason of the termination of the Plan shall continue to meet the provisions of the Plan concerning the form in which distributions from the Plan must be made.

                  13.3.4 Finally, in the case of a complete termination of the Plan, any residual assets which remain after all foregoing liabilities under the Plan to Participants, and their beneficiaries under the Plan, have been satisfied shall be distributed to the Employer, so long as such reversion does not violate applicable Federal law.

         13.4 AMENDMENT OF PLAN.

                  13.4.1 Subject to the other provisions of this Section 13.4, Federated may amend this Plan at any time and from time to time in any respect, provided that no such amendment shall make it possible, at any time prior to the satisfaction of all liabilities with respect to Participants, for any part of the income or corpus of the Trust Fund to be used for or diverted to any purpose other than for the exclusive benefit of Participants and their beneficiaries. The procedure for Federated to amend this Plan is as follows:

                             (a) Subject to paragraph (b) below, in order to
amend the Plan, the Board shall adopt resolutions, pursuant and subject to the regulations or by-laws of Federated and any applicable law, and either at a duly called meeting of the Board or by a written consent in lieu of a meeting, to amend this Plan. Such resolutions shall either (1) set forth the express

                                      13-3
terms of the Plan amendment or (2) simply set forth the nature of the amendment and direct an officer of Federated or any other Federated employee to have prepared and to sign on behalf of Federated the formal amendment to the Plan. In the latter case, such officer or employee shall have prepared and shall sign on behalf of Federated an amendment to the Plan which is in accordance with such resolutions.

                             (b) In addition to the procedure for amending the
Plan set forth in paragraph (a) above, the Board may also adopt resolutions, pursuant and subject to the regulations or by-laws of Federated and any applicable law, and either at a duly called meeting of the Board or by a written consent in lieu of a meeting, to delegate to any officer of Federated the authority to amend the Plan. Such resolutions may either grant the officer broad authority to amend the Plan in any manner the officer deems necessary or advisable or may limit the scope of amendments he or she may adopt, such as by limiting such amendments to matters related to the administration of the Plan or to changes requested by the Internal Revenue Service. In the event of any such delegation to amend the Plan, the officer to whom authority is delegated shall amend the Plan by having prepared and signing on behalf of Federated an amendment to the Plan which is within the scope of amendments which he or she has authority to adopt. Also, any such delegation to amend the Plan may be terminated at any time by later resolutions adopted by the Board. Finally, in the event of any such delegation to amend the Plan, and even while such delegation remains in effect, the Board shall continue to retain its own right to amend the Plan pursuant to the procedure set forth in paragraph (a) above.

                  13.4.2 It is provided, however, that, except as is otherwise permitted in Section 411(d)(6) of the Code or in Treasury regulations issued thereunder, no amendment to the Plan shall decrease any Participant's Accrued Benefit. In addition, except as is otherwise permitted in Section 411(d)(6) of the Code or in Treasury regulations issued thereunder, no amendment to the Plan which eliminates or reduces an early retirement benefit or a retirement-type subsidy or eliminates an optional form of benefit shall be permitted with respect to any Participant who meets (either before or after the amendment) the pre-amendment conditions for such early retirement, retirement-type subsidy, or optional form of benefit, to the extent such early retirement, retirement-type subsidy, or optional form of benefit is based and calculated on the basis of the Participant's Accrued Benefit determined at the time of such amendment.

                  13.4.3 Also, notwithstanding any other provisions hereof to the contrary, no Plan amendment (including any change made by this Plan amendment and restatement) which changes any vesting schedule or affects the computation of the nonforfeitable percentage of retirement benefits under the Plan shall be deemed to reduce the amount of the vested portion of any retirement benefit of a Participant below the amount of the vested portion of such retirement benefit, as determined as of the later of the date such amendment is adopted or the date such amendment becomes effective, computed under the Plan without regard to such amendment. Further, if a Plan amendment (including any change made by this Plan amendment and restatement) is adopted which changes any vesting schedule under the Plan or if the Plan is amended in any way which directly or indirectly affects the computation of a Participant's nonforfeitable percentage, each Participant who has completed at least three years of Vesting

                             13-4

Service (as defined in Section 2.1.7 above, disregarding for this purpose paragraph (c) of Section 2.1.7 above) may elect, within the election period, to have his or her nonforfeitable percentage computed under the Plan without regard to such amendment. For purposes hereof, the "election period" is a period which begins on the date the Plan amendment is adopted and ends on the date which is 60 days after the latest of the following days: (1) the day the Plan amendment is adopted, (2) the day the Plan amendment becomes effective, or (3) the day the Participant is issued a written notice of the Plan amendment by Federated or the Committee.



                                      13-5

                                   SECTION 14
                                   ----------

                              TOP HEAVY PROVISIONS
                              --------------------


         14.1 DETERMINATION OF WHETHER PLAN IS TOP HEAVY. For purposes of this
Section 14, this Plan shall be considered a "Top Heavy Plan" for any Plan Year if, and only if, (1) this Plan is an Aggregation Group Plan during at least part of such Plan Year, and (2) the ratio of the total Present Value of all accrued benefits of Key Employees under all Aggregation Group Plans to the total Present Value of all accrued benefits of both Key Employees and Non-Key Employees under all Aggregation Group Plans equals or exceeds 0.6. All calculations called for in clauses (1) and (2) above with respect to this Plan shall be made as of the Determination Date which is applicable to the subject Plan Year, and all calculations called for under clause (2) above with respect to any Aggregation Group Plan other than this Plan shall be made as of that plan's Determination Date which falls within the same calendar year as the Determination Date being used by this Plan. For the purpose of this Section 14, the following terms shall have the meanings hereinafter set forth:

                  14.1.1 AGGREGATION GROUP PLAN. "Aggregation Group Plan" refers, with respect to any plan year of such plan, to a plan (1) which qualifies under Code Section 401(a), (2) which is maintained by the Employer or an Affiliated Employer, and (3) which either includes a Key Employee as a participant (determined as of the Determination Date applicable to such plan year) or allows another plan qualified under Code Section 401(a), maintained by the Employer or an Affiliated Employer, and so including at least one Key Employee as a participant to meet the requirements of Section 401(a)(4) or
Section 410(b) of the Code. In addition, the Employer may treat any plan which meets clauses (1) and (2) but not (3) of the immediately preceding sentence as an "Aggregation Group Plan" with respect to any plan year of such plan if the group of such plan and all other Aggregation Group Plans shall meet the requirements of Sections 401(a)(4) and 410(b) of the Code with such plan being taken into account.

                  14.1.2 DETERMINATION DATE. The "Determination Date" which is applicable to any plan year of an Aggregation Group Plan refers to the last day of the immediately preceding plan year (except that, for the first plan year of such a plan, the "Determination Date" applicable to such plan year shall be the last day of such first plan year).

                  14.1.3 KEY EMPLOYEE. With respect to any Aggregation Group Plan and as of any Determination Date, a "Key Employee" refers to a person who at any time during the plan year which includes such Determination Date or during any of the four immediately preceding plan years is an employee of the Employer or an Affiliated Employer and:

                             (a) An officer (disregarding any person with the
title but not the authority of an officer) of the Employer or an Affiliated Employer, provided such person receives compensation from the Employer and the Affiliated Employers of an amount greater than 50% of the amount in effect under
Section 415(b)(1)(A) of the Code (I.E., the maximum

                                      14-1
dollar limit for defined benefit plans) for an applicable plan year in which he or she is such a officer. For this purpose, no more than 50 employees (or, if less, the greater of three or 10% of the employees of the Employer and all Affiliated Employers) shall be treated as officers;

                             (b) One of the ten employees directly owning (or
considered as owning within the meaning of Code Section 318, except that subparagraph (C) of Code Section 318(a)(2) shall be applied by substituting "5%" for "50%") the largest employee-held interests in the Employer and the other Affiliated Employers, provided such person owns (or is so considered as owning) at least 0.5% of the Employer or any Affiliated Employer and receives compensation from the Employer and the other Affiliated Employers of an amount greater than the amount in effect under Section 415(c)(1) (A) of the Code (I.E., the maximum dollar annual addition limit for defined contribution plans) for an applicable plan year in which he or she is such an employee. For this purpose, if two employees have the same interest in the Employer and the other Affiliated Employers, the employee having the greater annual compensation from the Employer and the Affiliated Employers shall be treated as having a larger interest;

                             (c) A 5% or more owner of the Employer; or

                             (d) A 1% or more owner of the Employer who receives
compensation of $150,000 or more from the Employer and the other Affiliated Employers for an applicable plan year in which he or she owns such interest.

For purposes of paragraphs (3) and (4) above, a person is considered to own 5% or 1%, as the case may be, of the Employer if he or she owns (or is considered as owning within the meaning of Code Section 318, except that subparagraph (C) of Code Section 318(a)(2) shall be applied by substituting "5%" for "50%") at least 5% or 1%, as the case may be, of either the outstanding stock of the Employer or the voting power of all stock of the Employer. Further, for purposes of this entire Section 14.1.3, the term "Key Employee" includes any person who is deceased as of the subject Determination Date but who when alive had been a Key Employee during the plan year which includes the subject Determination Date or any of the four immediately preceding plan years, and any accrued benefit payable to his or her beneficiary shall be deemed to be the accrued benefit of such person.

                  14.1.4 NON-KEY EMPLOYEE. With respect to any Aggregation Group Plan and as of any Determination Date, a Non-Key Employee refers to a person who at any time during the plan year which includes such Determination Date or during any of the four immediately preceding plan years is an employee of the Employer or an Affiliated Employer and who has never been considered a Key Employee as of such or any earlier Determination Date. Further, for purposes of this Section 14.1.4, the term "Non-Key Employee" includes any person who is deceased as of the subject Determination Date and who when alive had been an employee of the Employer or an Affiliated Employer during the plan year which includes the subject Determination Date or any of the four immediately preceding plan years, but had not been a Key Employee as of the subject or any earlier Determination Date, and any accrued benefit payable to his or her beneficiary shall be deemed to be the accrued benefit of such person.

                                      14-2

                  14.1.5 PRESENT VALUE OF ACCRUED BENEFITS.

                             (a) For any Aggregation Group Plan which is a
defined benefit plan (as defined in Code Section 414(j)), including such a plan which has been terminated, the "Present Value" of a participant's accrued benefit, as determined as of any Determination Date, refers to the single sum value (calculated as of the latest Valuation Date which coincides with or precedes such Determination Date and in accordance with the actuarial assumptions referred to in the next sentence) of the monthly retirement or termination benefit which the participant had accrued under such plan to such Valuation Date. For this purpose, the actuarial assumptions to be used shall be the actuarial assumptions used by the actuary for the plan in its valuation of the plan as of the subject Valuation Date. Also, for this purpose, such accrued monthly retirement or termination benefit is calculated as if it was to first commence as of the first day of the month next following the month in which the participant first attains his or her normal retirement age under such plan (or, if such normal retirement age had already been attained, as of the first day of the month next following the month in which occurs such Valuation Date) and as if it was to be paid in the form of a single life annuity. Further, the accrued benefit of any participant under such plan (other than a participant who is a Key Employee) shall be determined under the method which is used for accrual purposes for all plans of the Employer and the Affiliated Employers (or, if there is no such method, as if such benefit accrued not more rapidly than the allowed accrual rates permitted under Section 411(b)(1)(C) of the Code). In addition, the dollar amount of any distributions made from the plan (including the value of any annuity contract distributed from the plan) actually paid to such participant prior to the subject Valuation Date but still within the plan year which includes such Valuation Date or one of the four immediately preceding plan years shall be added in calculating such "Present Value" of the Participant's accrued benefit.

                             (b) For any Aggregation Group Plan which is a
defined contribution plan (as defined in Code Section 414(i)), including such a plan which has been terminated, the "Present Value" of a participant's accrued benefit, as determined as of any Determination Date, refers to the sum of (1) the total of the participant's account balances under the plan (valued as of the latest Valuation Date which coincides with or precedes such Determination Date), and (2) an adjustment for contributions due as of such Determination Date. In the case of a profit sharing or stock bonus plan, the adjustment in clause (2) above shall be the amount of the contributions, if any, actually made after the subject Valuation Date but on or before such Determination Date (and, in the case of the first plan year, any amounts contributed to the plan after such Determination Date which are allocated as of a date in such first plan year). In the case of a money purchase pension or target benefit plan, the adjustment in clause (2) above shall be the amount of the contributions, if any, which are either actually made or due to be made after the subject Valuation Date but before the expiration of the period allowed for meeting minimum funding requirements under Code Section 412 for the plan year which includes the subject Determination Date. In addition, the value of any distributions made from the plan (including the value of any annuity contract distributed from the plan) actually paid to such participant prior to the subject Valuation Date but still within the plan year which includes such

                                      14-3

Valuation Date or one of the four immediately preceding plan years shall be added in calculating such "Present Value" of the participant's accrued benefit.

                             (c) In the case of any rollover (as defined in the
appropriate provisions of the Code) from an Aggregation Group Plan to another plan qualified under Section 401(a) of the Code or vice versa, or a direct qualified plan-to-qualified plan transfer to or from a subject Aggregation Group Plan, which rollover or transfer is both initiated by a participant and made between a plan maintained by the Employer or an Affiliated Employer and a plan maintained by an employer other than the Employer or an Affiliated Employer, (1) the Aggregation Group Plan, if it is the plan from which the rollover or transfer is made, shall count the amount of the rollover or transfer as a distribution made as of the date such amount is distributed by such plan in determining the "Present Value" of the participant's accrued benefit under paragraph (a) or (b) above, as applicable, and (2) the Aggregation Group Plan, if it is the plan to which the rollover or transfer is made, shall not so consider the amount of the rollover or transfer as part of the participant's accrued benefit in determining such "Present Value" if such rollover or transfer was accepted after December 31, 1983 and shall so consider such amount if such rollover or transfer was accepted prior to January 1, 1984.

                             (d) In the case of any rollover (as defined in the
appropriate provisions of the Code) from an Aggregation Group Plan to another plan qualified under Section 401(a) of the Code or vice versa, or a direct qualified plan-to-qualified plan transfer to or from a subject Aggregation Group Plan, which rollover or transfer is not described in paragraph (c) above, (1) the subject Aggregation Group Plan, if it is the plan from which the rollover or transfer is made, shall not consider the amount of the rollover or transfer as part of the participant's accrued benefit in determining the "Present Value" thereof under paragraph (a) or (b) above, as applicable, and (2) the subject Aggregation Group Plan, if it is the plan to which the rollover or transfer is made, shall consider the amount of the rollover or transfer when made as part of the participant's accrued benefit in determining such "Present Value."

                             (e) As is noted in paragraphs (a) and (b) above,
the "Present Value" of any participant's accrued benefit under either a defined benefit plan or a defined contribution plan as of any Determination Date includes the value of any distribution from such a plan actually paid to such participant prior to the last Valuation Date which coincides with or precedes such Determination Date but still within the plan year which includes such Valuation Date or one of the four immediately preceding plan years. This rule shall also apply to any distribution under any terminated defined benefit or defined contribution plan which, if it had not been terminated, would have been required to be included as an Aggregation Group Plan.

                             (f) Notwithstanding the foregoing provisions, the
"Present Value" of a participant's accrued benefit under either a defined benefit plan or a defined contribution plan as of any Determination Date shall be deemed to be zero if the participant has not performed services for the Employer or any Affiliated Employer at any time during the five year period ending on such Determination Date.


                                      14-4

                  14.1.6 VALUATION DATE. A "Valuation Date" refers to: (1) in the case of a defined benefit plan (as defined in Code Section 414(j)), the date as of which the plan actuary computes plan costs for minimum funding requirements under Code Section 412 (except that, for a defined benefit plan which has terminated, a "Valuation Date" shall be deemed to be the same as a Determination Date); and (2) in the case of a defined contribution plan (as defined in Code Section 414(i)), the date as of which plan income, gains, and/or contributions are allocated to plan accounts of participants.

                  14.1.7 COMPENSATION. For purposes hereof, a Participant's "compensation" shall refer to his or her Compensation as defined in Section 1.10 above; except that, for purposes of Section 14.3 below, paragraph (b) and paragraph (c) of Section 1.10 above shall not apply.

         14.2 EFFECT OF TOP HEAVY STATUS ON ENTITLEMENT TO RETIREMENT BENEFIT. If for any Plan Year this Plan is a Top Heavy Plan, then any Participant who is a Participant at some time during such Plan Year and who ceases to be an Employee during such or any later Plan Year without being or becoming entitled to any other retirement benefit under the Plan, but after completing at least three years of Vesting Service (not including any years of Vesting Service completed after the last Plan Year in which this Plan is considered a Top Heavy
Plan), shall still be entitled to a retirement benefit under the Plan (unless he or she dies before the commencement date of the benefit). Subject to the other provisions of the Plan, any such retirement benefit shall: (1) commence as of the earlier of the Participant's Normal Retirement Date or his or her Required Commencement Date; (2) be paid in the form of a Single Life Annuity; and (3) provide, if the retirement benefit would be paid in the form of a Single Life Annuity which commences as of the earlier of the dates set forth in clause (1) above, a monthly amount equal to the amount which makes such monthly retirement benefit actuarially equivalent to the amount credited to the Participant's Cash Balance Account on the date as of which such monthly retirement benefit is to commence. The provisions of the Plan (other than Sections 5.1 through 5.4 above), including Sections 5.5, 5.6, 5.7, 6, 7, 8, and 9 above, shall apply to the retirement benefit payable under this Section 14.2 as if such retirement benefit was described in Section 5.4 above.

         14.3 EFFECT OF TOP HEAVY STATUS ON BENEFIT AMOUNTS.

                  14.3.1 For any Plan Year in which this Plan is considered a Top Heavy Plan, the annual amount of any retirement benefit to which a Participant becomes entitled under Section 5 or 14.2 above shall not, if paid in the form of a Single Life Annuity which commences as of the later of the Participant's Normal Retirement Date or the first day of the first month which begins on or after the date he or she ceases to be an Employee (or, if earlier, as of his or her Required Commencement Date), be less than: (1) 2% of the Participant's average annual compensation (as defined in Section 14.3.2 below), multiplied by (2) the Participant's years of Vesting Service (as modified below), up to but not exceeding ten such years.

                  14.3.2 For purposes of this Section 14.3, a Participant's "average annual compensation" refers to the annual average of his or her compensation received from the

                                      14-5

Employer and all Affiliated Employers for the five consecutive calendar years which produce the highest result (excluding from consideration, however, compensation received in any Plan Year which began prior to January 1, 1984 and in any calendar year which begins after the end of the last Plan Year in which the Plan is considered a Top Heavy Plan).

                  14.3.3 For purposes of this Section 14.3, a Participant's years of Vesting Service shall not include the period of any Plan Year which began prior to January 1, 1984 or any Plan Year as of which the Plan is not considered a Top Heavy Plan.

                  14.3.4 For purposes of the foregoing provisions of this
Section 14.3, a Participant's benefit accruals under any other defined benefit plan (as defined in Section 414(j) of the Code) maintained by the Employer or any Affiliated Employer and which is an Aggregation Group Plan for the subject Plan Year, other than benefit accruals made by reason of any special top heavy provisions of such other plan, shall be considered as benefit accruals under this Plan.

                  14.3.5 Notwithstanding the foregoing provisions of this
Section 14.3, such provisions shall not apply so as to cause any additional benefit to be provided a Participant for a Plan Year under this Plan if (1) such Participant actively participates in an Aggregation Group Plan maintained by an Affiliated Employer at any time in such Plan Year which is later than any date in such year on which he or she actively participates in this Plan and (2) such other plan provides for the same benefit as would otherwise be required under the foregoing provisions of this Section 14.3 for such Plan Year.

         14.4 EFFECT OF TOP HEAVY STATUS ON COMBINED MAXIMUM PLAN LIMITS. For any Plan Year in which this Plan is considered a Top Heavy Plan, the references to "125%" contained in Section 8.2 above shall be changed to "100%." Notwithstanding the foregoing, the provisions of this Section 14.4 shall not apply, and shall no longer be effective, after December 31, 1999.


                                      14-6

                                   SECTION 15
                                   ----------

                      SPECIAL MINIMUM BENEFITS FOR CERTAIN
                      ------------------------------------
                     COLLECTIVELY BARGAINED MACY'S EMPLOYEES
                     ---------------------------------------


         15.1 GENERAL RULES FOR MINIMUM BENEFITS. If any Participant who is an Eligible Collectively Bargained Macy's Participant is entitled to receive a retirement benefit under any of the foregoing provisions of this Plan, then the monthly amount of such benefit determined as of any date (called in this Section
15.1 the "subject date"), if such benefit would be determined to be paid in the form of a Single Life Annuity which commences as of the later of such Participant's Normal Retirement Date or the subject date, shall not in any event be less than such Participant's Minimum Monthly Benefit Formula Amount. For purposes of this Section 15, an "Eligible Collectively Bargained Macy's Participant" means a Participant who is represented by Local 1-S of the Retail, Wholesale, Department Store Workers Union, AFL-CIO (called in this Section 15 the "Union"), and who is therefore also assigned to a store which is classified by Federated as part of the "Macy's East" or "Macy's New York" division or group. In addition, the following provisions of this Section 15.1 determine, for these purposes, an Eligible Collectively Bargained Macy's Participant's "Minimum Monthly Benefit Formula Amount" as of any subject date.

                  15.1.1 GENERAL RULES FOR DETERMINING MINIMUM MONTHLY BENEFIT FORMULA AMOUNT. For purposes of the Plan, subject to the other provisions of the Plan, an Eligible Collectively Bargained Macy's Participant's "Minimum Monthly Benefit Formula Amount" shall be equal to the sum of: (1) the monthly amount of the aggregate benefit, determined as if such benefit was payable in the form of a Single Life Annuity beginning as of the later of such Participant's Normal Retirement Date or the first day of the first month which begins on or after the subject date, accrued by such Participant under the Prior Plan which was named the R.H. Macy & Co., Inc. Pension Plan (called in this Section 15.1, the "Macy's Plan") as of December 31, 1996 and which was known as the "Additional Monthly Benefit Formula Amount" under the terms of the Macy's Plan as in effect on December 31, 1996; and (2) the sum, for each Post-December 31, 1996 Accrual Period which begins prior to the subject date and for which such Participant is credited with a whole or partial year of Minimum Benefit Credited Service, of the product obtained by multiplying (x) the Annual Full-Time Remaining Service Accrual Rate in effect as of the first day of such Post-December 31, 1996 Accrual Period by (2) such Participant's Minimum Benefit Credited Service credited for such Post-December 31, 1996 Accrual Period. Notwithstanding the foregoing, in no event will such Participant's "Minimum Monthly Benefit Formula Amount" as of any subject date be deemed to be less than the highest Minimum Monthly Benefit Formula Amount of such Participant which could be determined as of any preceding date.

                  15.1.2 DEFINITIONS FOR DETERMINING MINIMUM MONTHLY BENEFIT FORMULA AMOUNT. As used in the provisions of this Section 15, in determining an Eligible Collectively Bargained Macy's Participant's Minimum Monthly Benefit Formula Amount as of any subject date, the

                                      15-1
following terms shall have the meanings indicated below unless it is clear from the context that another meaning is intended:

                             (a) ANNUAL FULL-TIME REMAINING SERVICE ACCRUAL RATE
- means, with respect to any Eligible Collectively Bargained Macy's Participant and as of the first day of any Post-December 31, 1996 Accrual Period for which such Participant earns a whole or partial year of Minimum Benefit Credited Service, the quotient produced by dividing (1) such Participant's Projected Remaining Full-Time Accrual determined as of the first day of such Post-December 31, 1996 Accrual Period by (2) such Participant's Projected Remaining Full-Time Service.

                             (b) DETERMINATION DATE - means, with respect to any
Eligible Collectively Bargained Macy's Participant, each of the following dates:

                                      (i) The date which is the later of (1) the
date on which such Participant attained age 25 (or, if such Participant attained age 25 on or after August 1, 1985, the later of August 1, 1985 or the date he or she attains age 21) or (2) the first day of the first computation period for which he or she is credited with a year of Eligibility Service;

                                      (ii) Each date on which such Participant
first becomes an Employee after both he or she had previously terminated employment as an Employee and his or her prior Track Service was cancelled pursuant to paragraph (l) below; and

                                      (iii) Each other date as of which his or
her Minimum Benefit Schedule changes pursuant to a Plan amendment.

                             (c) FULL-TIME EMPLOYEE - means, with respect to any
specific period and when used for purposes of determining the Minimum Monthly Benefit Formula Amount of any Eligible Collectively Bargained Macy's Participant's, an employee who is represented by Local 1-S and credited with a number of Hours of Service during such period which is not less than the customary and prevailing number of Hours of Service scheduled during such period for full-time employees who are represented by Local 1-S at the location at which such Eligible Collectively Bargained Macy's Participant works.

                             (d) FULL-TIME IMPUTED ACCRUED BENEFIT - means, with
respect to any Eligible Collectively Bargained Macy's Participant and as of the first day of any Post-December 31, 1996 Accrual Period for which such Participant earns a whole or partial year of Minimum Benefit Credited Service:
(1) if such Participant has at all times during the periods for which he or she has been credited with Track Service (up to the first day of such Post-December 31, 1996 Accrual Period) been a Full-Time Employee, the Participant's Minimum Monthly Benefit Formula Amount determined as of the day immediately preceding the first day of such Post-December 31, 1996 Accrual Period; or (2) if such Participant has not at all times during such periods been a Full-Time Employee, the amount that such Participant's

                                      15-2

Minimum Monthly Benefit Formula Amount would have been if he or she had been a Full-Time Employee during all such periods.

                             (e) MINIMUM BENEFIT CREDITED SERVICE - means, with
respect to any Eligible Collectively Bargained Macy's Participant, such Participant's service with the Employer which is taken into account under the Plan for purposes of determining such Participant's Minimum Monthly Benefit Formula Amount, computed as follows:

                                      (i) Subject to the following provisions of
this paragraph (e), such Participant shall be credited, for each Post-December 31, 1996 Accrual Period, with an amount of Minimum Benefit Credited Service equal to:

                                               (A) If such Participant was
regularly scheduled to work as a Full-Time Employee throughout such Post-December 31, 1996 Accrual Period, a part of a year (expressed as a decimal fraction of a year), not more than 1.00 year, which is equal to the ratio that the Post-December 31, 1996 Accrual Period's duration is to an entire calendar year;

                                               (B) If such Participant was not
regularly scheduled to work as a Full-Time Employee throughout such Post-December 31, 1996 Accrual Period but does average at least 831/3 Hours of Service per month as an Employee who is represented by Local 1-S during such Post-December 31, 1996 Accrual Period (or, if such Post-December 31, 1996 Accrual Period occurs before 1995, is regularly scheduled to work 20 or more hours per week while an Employee who is represented by Local 1-S during such Post-December 31, 1996 Accrual Period), a part of a year (expressed as a decimal fraction of year), not more than 1.00 year, which is equal to the product obtained by multiplying (1) the part of a year (expressed as a decimal fraction of a year), not more than 1.00 year, which is equal to the ratio that the Post-December 31, 1996 Accrual Period's duration is to an entire calendar year by (2) a fraction, not to exceed one, having a numerator equal to the number of such Participant's Hours of Service as an Employee who is represented by Local 1-S during such Post-December 31, 1996 Accrual Period and a denominator equal to the number of Hours of Service that a Full-Time Employee would customarily complete during such entire Post-December 31, 1996 Accrual Period; or

                                               (C) If such Participant is not
credited with a whole or partial year of Minimum Benefit Credited Service for such Post-December 31, 1996 Accrual Period under (A) or (B) above, no year.

                                      (ii) Notwithstanding the foregoing
provisions, such Participant shall not in any event be credited with a whole or partial year of Minimum Benefit Credited Service for any Post-December 31, 1996 Accrual Period which ends prior to the first Determination Date applicable to such Participant.


                                      15-3

                                      (iii) In addition, subject to the
following provisions of this paragraph (e), such Participant shall also be credited with Minimum Benefit Credited Service equal to the total number of years (and decimal fraction thereof) of "additional benefit credited service" (as defined in the Macy's Plan as in effect on December 31, 1996) which were credited under the Macy's Plan to the Participant for benefit accrual purposes as of December 31, 1996 (taking into account all of the Macy's Plan's provisions for determining such service, including such plan's provisions concerning breaks-in-service, which were in effect during the periods prior to December 31,
1996).

                                      (iv) Further, also notwithstanding any of
the foregoing provisions of this paragraph (e), any Minimum Benefit Credited Service completed by such Participant prior to a Break-in-Service of such Participant (as defined for purposes of determining such Participant's Eligibility Service) shall be disregarded by the Plan if both (1) such Participant did not have a nonforfeitable interest in any retirement benefit under the Plan at the time such Break-in-Service began and (2) such Participant's Eligibility Service completed prior to such Break-in-Service is disregarded pursuant to Section 2.1.2(c) above.

                                      (v) Similarly, and also notwithstanding
any of the foregoing provisions of this paragraph (e), any Minimum Benefit Credited Service completed by such Participant prior to a Break-in-Service of such Participant (as defined for purposes of determining the Participant's Vesting Service) shall be disregarded by the Plan if both (1) such Participant did not have a nonforfeitable interest in any retirement benefit under the Plan at the time such Break-in-Service began and (2) such Participant's Vesting Service completed prior to such Break-in-Service is disregarded pursuant to
Section 2.1.7(c) above.

                             (f) MINIMUM BENEFIT SCHEDULE - means, with respect
to any Eligible Collectively Bargained Macy's Participant and as of any Determination Date, the benefit schedule set forth in Schedule B to this Plan which applies on such Determination Date pursuant to the provisions of Schedule B to this Plan. For purposes of this Section 15, once a Minimum Benefit Schedule is established for an Eligible Collectively Bargained Macy's Participant as of any Determination Date, such schedule shall continue to constitute such Participant's Minimum Benefit Schedule and to remain in effect for such Participant until the next Determination Date which is applicable to such Participant.

                             (g) POST-DECEMBER 31, 1996 ACCRUAL PERIOD - means
each calendar year which begins on or after January 1, 1997. Notwithstanding the foregoing, in the event that one or more Determination Dates occur during the course of (and other than on the first day of) any period which otherwise would constitute a Post-December 31, 1996 Accrual Period under the immediately preceding sentence (called in this paragraph (g) a "year accrual period"), such year accrual period shall be divided into more than one Post-December 31, 1996 Accrual Period, with the first such Post-December 31, 1996 Accrual Period beginning on the first day of such year accrual period and ending on the day immediately preceding the next Determination Date and with each following Post-December 31, 1996 Accrual Period which falls in such year accrual period beginning on the first day following the end of the immediately preceding

                                      15-4

Post-December 31, 1996 Accrual Period and ending on the earlier of the day immediately preceding the next following Determination Date or the last day of such year accrual period.

                             (h) PROJECTED REMAINING FULL-TIME ACCRUAL - means,
with respect to any Eligible Collectively Bargained Macy's Participant and as of the first day of any Post-December 31, 1996 Accrual Period for which such Participant earns a whole or partial year of Minimum Benefit Credited Service, the amount (if any) by which (1) the Participant's Target Monthly Benefit determined as of the first day of such Post-December 31, 1996 Accrual Period exceeds (2) such Participant's Full-Time Imputed Accrued Benefit determined as of the first day of such Post-December 31, 1996 Accrual Period.

                             (i) PROJECTED REMAINING FULL-TIME SERVICE - means,
with respect to any Eligible Collectively Bargained Macy's Participant and as of the first day of any Post-December 31, 1996 Accrual Period for which such Participant earns a whole or partial year of Minimum Benefit Credited Service, the period (expressed in whole years and decimal fraction thereof) of Minimum Benefit Credited Service which would be credited to such Participant from the first day of such Post-December 31, 1996 Accrual Period to the later of the date such Participant first attains his or her Normal Retirement Age or the subject date as of which such Participant's Minimum Monthly Benefit Formula Amount is being determined if the Participant were a Full-Time Employee throughout such period. For purposes of determining the decimal fraction of a year of Projected Remaining Full-Time Service that a partial month represents, a partial month of 15 or more days will constitute one-twelfth of a year and a partial month of less than 15 days will not constitute any part of a year.

                             (j) PROJECTED TOTAL TRACK SERVICE - means, with
respect to any Eligible Collectively Bargained Macy's Participant and as of the first day of any Post-December 31, 1996 Accrual Period for which such Participant earns a whole or partial year of Minimum Benefit Credited Service, the number of whole years of Track Service which would be credited to such Participant from the first Determination Date applicable to such Participant (even if such Determination Date precedes the first day of such Post-December 31, 1996 Accrual Period) to the later of the date such Participant first attains his or her Normal Retirement Age or the subject date as of which such Participant's Minimum Monthly Benefit Formula Amount is being determined if such Participant were a Full-Time Employee throughout such period.

                             (k) TARGET MONTHLY BENEFIT - means, with respect to
any Eligible Collectively Bargained Macy's Participant and as of the first day of any Post-December 31, 1996 Accrual Period for which such Participant earns a whole or partial year of Minimum Benefit Credited Service, the product produced by multiplying (1) the amount of the "Monthly Benefit Per Year of Projected Total Track Service" which is indicated as applying to the number of years of such Participant's Projected Total Track Service as of the first day of such Post-December 31, 1996 Accrual Period under and pursuant to the Minimum Benefit Schedule which is in effect for such Participant on the first day of such Post-December 31, 1996 Accrual Period (I.E., under and pursuant to the Minimum Benefit Schedule applicable to such Participant on the latest Determination Date which occurs on or before the first day of such

                                      15-5

Post-December 31, 1996 Accrual Period) by (2) the number of years of such Participant's Projected Total Track Service as of the first day of such Post-December 31, 1996 Accrual Period; except that such Target Monthly Benefit shall in no event exceed the amount set forth as the "Maximum Target Monthly Benefit" in such Minimum Benefit Schedule.

                             (l) TRACK SERVICE - means, with respect to any
Eligible Collectively Bargained Macy's Participant and as of any date, the number of whole years included in the periods described in the immediately following sentence, but in any event excluding any periods which occur prior to the later of (1) the date on which such Participant attained age 25 (or, if such Participant attained age 25 on or after August 1, 1985, the later of August 1, 1985 or the date he or she attains age 21) or (2) the first day of the first computation period for which he or she is credited with a year of Eligibility Service. For purposes of determining the part of a whole year of Track Service that a partial month represents, a partial month of 15 or more days will constitute one-twelfth of a year and a partial month of less than 15 days will not constitute any part a year. Subject to the limitations set forth in the foregoing provisions of this paragraph (l), the periods for which Track Service shall be credited for an Eligible Collectively Bargained Macy's Participant are the following periods:

                                      (i) Each period of time occurring prior to
the Effective Amendment Date which was credited to him or her as "Track Service" under the Macy's Plan as of December 31, 1996;

                                      (ii) Each period of time occurring on or
after the Effective Amendment Date during which he or she is an Employee who is represented by Local I-S;

                                      (iii) Each period of time (to the extent
not otherwise credited under subparagraph (ii) above) during which he or she is not an Employee who is represented by Local 1-S by reason of an established uniform and nondiscriminatory leave or layoff policy of the Employer (or any part of the Employer, E.G., any corporation or division included as part of the Employer);

                                      (iv) Each period of time (to the extent
not otherwise credited under subparagraphs (ii) and (iii) above) during which he or she is not an Employee who is represented by Local 1-S and which occurs between two periods of his or her employment as an Employee who is represented by Local 1-S which are separated by a break of no more than five consecutive years; or

                                      (v) Each other period of time (to the
extent not otherwise credited under subparagraphs (i), (ii), (iii), and (iv) above) which the Board determines in a uniform and nondiscriminatory manner shall apply as Track Service or which is granted as Track Service pursuant to a uniform and nondiscriminatory written policy of the Employer (or any part thereof).


                                      15-6

         15.2 SPECIAL DISABILITY RETIREMENT BENEFIT FOR CERTAIN PARTICIPANTS. If any Eligible Collectively Bargained Macy's Participant ceases to be an Employee by reason of his or her disability prior to attaining his or her Normal Retirement Age but after completing at least ten years of Vesting Service, and if such Participant's retirement benefit under the Plan is being paid in the form of a Single Life Annuity commencing as of any date prior to such Participant's Normal Retirement Date, then the monthly amount of such benefit shall not in any event be less than such Participant's Minimum Monthly Benefit Formula Amount (as determined under the provisions of Section 15.1 above as of the date as of which such retirement benefit is to commence), without such Minimum Monthly Benefit Formula Amount being reduced by reason of such retirement benefit commencing prior to such Participant's Normal Retirement Date. For purposes of this Section 15.2, such Participant's "disability" means such Participant's physical or mental impairment (resulting from anatomical, physiological, or psychological abnormalities which are demonstrable by medically accepted clinical and laboratory techniques) which in the opinion of a qualified physician selected or approved by the Committee renders such Participant totally and permanently disabled. Further, such Participant shall be considered to be suffering from a "disability" only if (1) the impairment can be expected to result in death or to last for a period of not less than twelve months and (2) the impairment renders such Participant unable to do his or her previous work and, considering his or her age, education, and work experience, unable to engage in any other kind of substantial gainful work.



                                      15-7

                                   SECTION 16
                                   ----------

                                  MISCELLANEOUS
                                  -------------


         16.1 TRUST. All assets of the Plan shall be held in the Trust for the benefit of the Participants and their beneficiaries. Except as provided in Sections 10.2 and 13.3 above, in no event shall it be possible for any part of the assets of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants and their beneficiaries or for payment of the proper administrative costs of the Plan and the Trust. No person shall have any interest in or right to any part of the earnings of the Trust, or any rights in, to, or under the Trust or any part of the assets thereof, except as and to the extent expressly provided in the Plan. Any person having any claim for any benefit under the Plan shall look solely to the assets of the Trust Fund for satisfaction. In no event shall Federated or any other Employer or any of their officers or agents, or members of the Board, the Committee, or the Trustee, be liable in their individual capacities to any person whomsoever for the payment of benefits under the provisions of the Plan.

         16.2 MERGERS, CONSOLIDATIONS, AND TRANSFERS OF ASSETS. Notwithstanding any other provision hereof to the contrary, in no event shall this Plan or the Trust be merged or consolidated with any other plan and trust, nor shall any of the assets or liabilities of this Plan and the Trust be transferred to any other plan or trust or vice versa, unless (1) the Committee consents to such merger, consolidation, or transfer of assets as consistent with the rules set forth herein and the purposes of this Plan, (2) each Participant and beneficiary would (if this Plan and the Trust then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer (if this Plan and the Trust had then terminated), and (3) such merger, consolidation, or transfer of assets does not cause any accrued benefit, early retirement benefit, retirement-type subsidy, or optional form of benefit of a person under this Plan or the applicable other plan to be eliminated or reduced except to the extent such elimination or reduction is permitted under Section 411(d)(6) of the Code or in Treasury regulations issued thereunder. In the event of any such merger, consolidation, or transfer, the requirements of clause (2) set forth in the immediately preceding sentence shall be deemed to be satisfied if the merger, consolidation, or transfer conforms to and is in accordance with regulations issued under
Section 414(1) of the Code. In addition, in the case of any spin-off to this Plan from another plan which is maintained by the Employer or an Affiliated Employer or of any spin-off from this Plan to another plan which is maintained by the Employer or an Affiliated Employer, a percentage of the excess assets (as determined under Section 414(l)(2) of the Code) held in the plan from which the spin-off is made (if any) shall be allocated to each of such plans to the extent required by Section 414(l)(2) of the Code. Subject to the provisions of this
Section 16.2, the Committee may take action to merge or consolidate this Plan and the Trust with any other plan and trust, or permit the transfer of any assets and liabilities of this Plan and the Trust to any other plan and trust or vice versa.


                                      16-1

         16.3 BENEFITS AND SERVICE FOR MILITARY SERVICE. Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

         16.4 AUTHORITY TO ACT FOR FEDERATED OR OTHER EMPLOYER. Except as is otherwise expressly provided elsewhere in this Plan, any matter or thing to be done by Federated or any other employer included as part of the Employer shall be done by its board of directors, except that the board may, by resolution, delegate to any persons or entities all or part of its rights or duties hereunder. Any such delegation shall be valid and binding upon all persons, and the persons or entities to whom or to which authority is delegated shall have full power to act in all matters so delegated until the authority expires by its terms or is revoked by resolution of such board.

         16.5 RELATIONSHIP OF PLAN TO EMPLOYMENT RIGHTS. The adoption and maintenance of the Plan is purely voluntary on the part of Federated and any other Employer and neither the adoption nor the maintenance of the Plan shall be construed as conferring any legal or equitable rights to employment on any person.

         16.6 APPLICABLE LAW. The provisions of the Plan shall be administered and enforced according to Federal law and, only to the extent not preempted by Federal law, to the laws of the State of Ohio. Either Federated or the Trustee may at any time initiate any legal action or proceedings for the settlement of the Trustee's accounts or for the determination of any question of construction which arises or for instructions. Except as required by law, in any application to, or proceeding or action in, any court with regard to the Plan or Trust, only Federated and the Trustee shall be necessary parties, and no Participant, beneficiary, or other person having or claiming any interest in the Plan or Trust shall be entitled to any notice or service of process. Federated or the Trustee may, if either so elects, include as parties defendant any other persons. Any judgment entered into in such a proceeding or action shall be conclusive upon all persons claiming under the Plan or Trust.

         16.7 AGENT FOR SERVICE OF PROCESS. The agent for service of process for the Plan shall be the Secretary of Federated.

         16.8 REPORTING AND DISCLOSURE. Federated shall act as the Plan Administrator for purposes of satisfying any requirement now or hereafter imposed through Federal or State legislation to report and disclose to any Federal or State department or agency, or to any Participant or other person, any information respecting the establishment or maintenance of the Plan or the Trust Fund. Any cost or expense incurred in satisfying any and all such reporting and disclosure requirements shall be deemed to be a reasonable expense of administering the Plan and may be paid from the Trust Fund if not otherwise elected to be paid by the Employer.

         16.9 SPECIAL BENEFIT PAYMENT RULES FOR CERTAIN COLLECTIVELY BARGAINED EMPLOYEES. Subject to the other provisions of this Section 16.9 but notwithstanding any other provision of the Plan to the contrary, any Participant whose principal work location is in California and who

                                      16-2
is a member of a group which is identified below shall have his or her retirement benefit under this Plan increased to the extent necessary so that the actuarial value of his or her aggregate retirement benefits under this Plan and any other plan which is qualified under Code Section 401(a) and maintained by the Employer or an Affiliated Employer is not less than the actuarial value of the benefits he or she would have been entitled to under the Western Conference of Teamsters Pension Plan had he or she been covered by such plan solely with respect to his or her service for the Employer as a member of such group. The provisions of this Section 16.9 shall not apply to such Participant, however, if and once either: (1) the Western Conference of Teamsters Pension Plan is no longer qualified under Section 401(a) of the Code, or (2) the provisions of this
Section 16.9 are no longer required by a collective bargaining agreement which applies to the Participant. The groups which are subject to the provisions of this Section 16.9 are Employees represented by: the Warehouse Union, Local 860; the Freight, Construction General Drivers, Warehousemen and Helpers Union, Local 287, IBT; the International Brotherhood of Teamsters, Chauffeurs, Warehousemen and Helpers of America, Local 315; the Warehouse and Production Workers' Union, Local 860; the Warehouse, Mail Order and Retail Employees, Local 853; the Chauffeurs, Teamsters, Warehousemen and Helpers, Local 150; the International Brotherhood of Teamsters, Chauffeurs, Warehousemen and Helpers of America, General Teamsters Local 439; or the General Teamsters, Warehousemen and Helpers Union, Local 890.

         16.10 SEPARABILITY OF PROVISIONS. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed and enforced as if such provision had not been included.

         16.11 COUNTERPARTS. The Plan may be executed in any number of counterparts, each of which shall be deemed an original, and the counterparts shall constitute one and the same instrument, which shall be sufficiently evidenced by any one thereof.

         16.12 HEADINGS. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

         16.13 CONSTRUCTION. In the construction of this Plan, the masculine shall include the feminine, the singular shall include the plural, and the plural shall include the singular, in all cases where such meanings would be appropriate.

         16.14 EMPLOYMENT RULE. Any individual who is a common law employee of a corporation which is a member of the controlled group of corporations (within the meaning of Section 414(b) of the Code) which includes Federated (called in this Section 16.12 the "Federated controlled group") shall, for all purposes of this Plan, be considered to be the common law employee of the corporation in the Federated controlled group from whose payroll the individual is paid. If any individual participating in this Plan by reason of being paid under the payroll of a corporation which is included as part of the Employer is actually the common law employee of a corporation in the Federated controlled group which is not included as part

                                      16-3
of the Employer, such other corporation shall be considered an employer participating in this Plan for purposes of Sections 401(a) and 404 of the Code.

         16.15 SCHEDULES AND EXHIBITS. Any Schedules attached to this Plan are hereby deemed to be part of this Plan. In this regard: (1) Schedule A sets forth certain actuarial assumptions used in this Plan and; (2) Schedule B provides information concerning the determination of minimum monthly benefit amounts which are applicable to certain Participants.








                                      16-4

                                 SIGNATURE PAGE
                                 --------------


         IN WITNESS WHEREOF, the sponsor of the Plan hereby signs this amendment and restatement of the Plan this 13TH day of DECEMBER, 1996, effective for all purposes as of January 1, 1997.

                                     FEDERATED DEPARTMENT STORES, INC.


                                     By    /s/ John R. Sims
                                        ---------------------------------

                                     Title    Vice President
                                           ------------------------------
































                                Signature Page-1

                                   SCHEDULE A
                                   ----------

                              ACTUARIAL ASSUMPTIONS
                              ---------------------

         Subject to the other provisions of the Plan, the (1) the actuarial assumptions to be used in calculating the present value of a Participant's accrued benefit under the Prior Plans for purposes of determining the initial credit amount to be credited to such Participant's Cash Balance Account under
Section 4.2 of the Plan and (2) the actuarial assumptions to be used in determining the actuarial equivalence of different annuity forms and/or times for payment of a benefit under the Plan shall be determined under the following provisions of this Schedule A.


         PART 1.  CONVERSION OF PRIOR ACCRUED BENEFITS INTO INITIAL CREDIT
         -------  --------------------------------------------------------
                  AMOUNTS.
                  --------

         When the Plan requires the determination of an initial credit amount to be credited to any Participant's Cash Balance Account under Section 4.2 of the Plan, the actuarial assumptions to be used in calculating the present value of the Participant's accrued benefit under the Prior Plans as of the later of the Effective Amendment Date or the date he or she first becomes an active Participant in this Plan on or after the Effective Amendment Date (the later of such dates being called in this Part 1 the "subject date") shall be the following assumptions:

                  A. An appropriate mortality assumption based on the 1983 Group Annuity Mortality Tables; and

                  B. An interest rate assumption determined in accordance with the following provisions:

                           (1) With respect to any benefit of an applicable
Participant which has been accrued under the Prior Plan which was named the R.H. Macy & Co., Inc. Pension Plan, such interest rate assumption shall be 8% per annum;

                           (2) With respect to any benefit of an applicable
Participant which has been accrued under any Prior Plan other than the R.H. Macy & Co., Inc. Pension Plan, such interest rate assumption shall be: (i) 8% per annum if the applicable Participant is younger than age 45 on the subject date,
(ii) 7% per annum if the applicable Participant is at least age 45 but is not yet age 50 on the subject date, or (iii) 6% per annum if the applicable Participant is at least age 50 on the subject date.


         PART 2.  DETERMINATION OF ACTUARIAL EQUIVALENCE BETWEEN ANNUITY FORMS.
         -------  -------------------------------------------------------------

         Unless otherwise set forth in an applicable section of the Plan, when the Plan requires a determination that a benefit, if it were paid in an Annuity and to commence as of any particular date, would be actuarially equivalent to such benefit if it were to be paid in a different

                                  Schedule A-1
form of Annuity but to commence as of the same date, the actuarial assumptions to be used in making such calculation shall be determined in accordance with the following provisions:

                  A. ANNUITY FORM FACTORS. The following actuarial factors are used under the Plan in determining the actuarial equivalence of a benefit payable in one of the following benefit forms and commencing as of any date when compared to such benefit if it was paid in the form of a Single Life Annuity which commences as of the same date:


  Qualified Joint and
  100% Survivor Annuity
  or Joint 100% Annuity:                Multiply the monthly amount of the benefit when
                                        paid in the form of a Single Life Annuity by the
                                        following factor: 0.800 + (0.005 x (65-A)) + (0.01
                                        x (B-A)), where A is the age of the Participant as
                                        of the date the benefit commences to be paid and B
                                        is the age of the contingent beneficiary under the
                                        benefit as of the same date.  The maximum amount
                                        of such factor shall be 0.975.  Such factor is called
                                        herein the "100% factor."

  Qualified Joint and
  75% Survivor Annuity
  or Joint and 75% Survivor
  Annuity:                              Multiply the monthly amount of the benefit when
                                        paid in the form of a Single Life Annuity by the
                                        following factor: (4 x 100% factor) / (3 + 100%
                                        factor).

  Qualified Joint and
  66-2/3% Survivor
  Annuity or Joint and
  66-2/3% Survivor Annuity:             Multiply the monthly amount of the benefit when paid
                                        in the form of a Single Life Annuity by the follow-
                                        ing factor: (3 x 100% factor) / (2 + 100%
                                        factor).

  Qualified Joint and
  50% Survivor Annuity
  or Joint and 50% Survivor
  Annuity:                              Multiply the monthly amount of the benefit when
                                        paid in the form of a Single Life Annuity by the
                                        following factor: (2 x 100% factor) / (1 + 100%
                                               factor).


                                  Schedule A-2




   Life and Five Year
   Certain Annuity:                     Multiply the monthly amount of the benefit when
                                        paid in the form of a Single Life Annuity by the
                                        following factor: 0.980 + (0.003 x (65-A)), where
                                        A is the age of the Participant as of the date the
                                        benefit commences to be paid.  The maximum
                                        amount of such factor shall be 0.999.

   Life and Ten Year
   Certain Annuity:                     Multiply the monthly amount of the benefit when
                                        paid in the form of a Single Life Annuity by the
                                        following factor: 0.940 + (0.006 x (65-A)), where
                                        A is the age of the Participant as of the date the
                                        benefit commences to be paid.  The maximum
                                        amount of such factor shall be 0.999.

   Life and Twenty
   Year Certain Annuity:                Multiply the monthly amount of the benefit when
                                        paid in the form of a Single Life Annuity by the
                                        following factor: 0.800 + (0.015 x (65-A)), where
                                        A is the age of the Participant as of the date the
                                        benefit commences to be paid.  The maximum
                                        amount of such factor shall be 0.999.

   Social Security
   Leveling Annuity:                    Subject to the immediately following paragraph, the
                                        monthly amount of the benefit under this Annuity
                                        until the Participant's entitlement date shall be equal
                                        to: (1) the monthly amount of the benefit if it was
                                        payable in the form of a Single Life Annuity;
                                        multiplied by (2) the factor set forth in column B
                                        below which is appropriate to the Participant's
                                        attained age as of the date the benefit commences to
                                        be paid.  The amount determined under the above
                                        two clauses shall be called herein the Participant's
                                        "initially determined pre-entitlement date amount."

                                        Notwithstanding the foregoing, if the amount the
                                        Committee estimates would be the Participant's
                                        primary old-age benefit under the Federal Social
                                        Security Act, as amended, as of his entitlement date
                                        is less than his or her initially determined
                                        pre-entitlement date amount, then, instead of being
                                        determined under the immediately preceding

                                  Schedule A-3


                         paragraph, the monthly amount of the benefit under this Annuity until the Participant's entitlement date shall be equal to: (1) the monthly amount of the benefit if it was payable in the form of a Single Life
                         Annuity; plus (2) the product produced by multiplying the amount the Committee estimates would be the Participant's primary old-age benefit under the Federal Social Security Act, as amended, as of his or her entitlement date by the factor set forth in column
                         A below which is appropriate to the Participant's attained age as of the date the benefit commences to be paid.

                         Further, the monthly amount of the benefit under this Annuity on and after the Participant's entitlement date shall be equal to: (1) monthly amount of the benefit under this Annuity until the Participant's entitlement date, as determined under the two immediately preceding paragraphs; less (2) the amount the Committee estimates would be the Participant's primary old-age benefit under the Federal Social
                         Security Act, as amended, as of his or her entitlement date. In no event shall the monthly amount of the benefit under this Annuity on and after the Participant's entitlement date be less than zero.

                         For purposes hereof, the Participant's "entitlement date" means the first day on which a Participant would be entitled (on proper application) to receive his or her primary old-age benefit under the Federal
                         Social Security Act, as amended, on either an unreduced or reduced basis.


                                 Schedule A-4

                          Attained Age of                     Column
                          Participant as of Date              ------
                          Benefit Commences              A               B
                          -----------------             ----             ----
                                     61               0.9219          12.7973
                                     60               0.8513           6.7271
                                     59               0.7875           4.7068
                                     58               0.7296           3.6989
                                     57               0.6770           3.0959
                                     56               0.6290           2.6952
                                     55               0.5851           2.4102
                                     54               0.5449           2.1975
                                     53               0.5081           2.0328
                                     52               0.4742           1.9019
                                     51               0.4430           1.7954
                                     50               0.4143           1.7072
                                     49               0.3877           1.6332
                                     48               0.3631           1.5702
                                     47               0.3404           1.5161
                                     46               0.3193           1.4691
                                     45               0.2997           1.4280
                                     44               0.2815           1.3919
                                     43               0.2646           1.3598
                                     42               0.2488           1.3313
                                     41               0.2341           1.3057
                                     40               0.2204           1.2827
                                     39               0.2076           1.2620
                                     38               0.1956           1.2432
                                     37               0.1844           1.2261
                                     36               0.1739           1.2105
                                     35               0.1641           1.1963
                                     34               0.1549           1.1832
                                     33               0.1462           1.1712
                                     32               0.1381           1.1602
                                     31               0.1304           1.1500
                                     30               0.1233           1.1406
                                     29               0.1165           1.1319
                                     28               0.1102           1.1238
                                     27               0.1042           1.1163
                                     26               0.0985           1.1093




                                  Schedule A-5

                                   SCHEDULE B
                                   ----------

                            MINIMUM BENEFIT SCHEDULES
                            -------------------------


         This Schedule B sets forth certain benefit information concerning each Minimum Benefit Schedule applicable to the Plan.


         MINIMUM BENEFIT SCHEDULE IN EFFECT ON EFFECTIVE AMENDMENT DATE
         --------------------------------------------------------------

             Projected Total                    Monthly Benefit Per Year of
              Track Service                     Projected Total Track Service
             ---------------                    -----------------------------

             Less than 15                                $6.75
                 15-19                                   $7.25
                 20-24                                   $8.75
                 25-29                                   $12.00
              30 or more                                 $13.50


             Maximum Target Monthly Benefit:  $540.00
             ------------------------------













                                  Schedule B-1